UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Soliciting Material under §240.14a-12

YUM! BRANDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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YUM! Brands, Inc. 1441 Gardiner Lane Louisville, Kentucky 40213
April 5, 2013

Dear Fellow Shareholders:

On behalf of your Board of Directors, we are pleased to invite you to attend the 2013 Annual Meeting of Shareholders of YUM! Brands, Inc. The Annual Meeting will be held Wednesday, May 15, 2013, at 9:00 a.m., local time, in the YUM! Conference Center at 1900 Colonel Sanders Lane in Louisville, Kentucky.

This year we are pleased to once again take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their shareholders over the Internet. We believe that this e-proxy process expedites shareholders’ receipt of proxy materials, while also lowering the costs and reducing the environmental impact of our Annual Meeting.

Whether or not you plan to attend the meeting, your vote is important and we encourage you to vote promptly. You may vote your shares via a toll-free telephone number or over the Internet. If you received a paper copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided. Instructions regarding the three methods of voting are contained on the Notice or proxy card.

If you plan to attend the meeting, please bring your Notice, admission ticket from your proxy card or proof of your ownership of YUM common stock as of March 18, 2013 as well as a valid picture identification. Your vote is important. Whether or not you attend the meeting, we encourage you to consider the matters presented in the proxy statement and vote as soon as possible.

Sincerely,

David C. Novak
Chairman of the Board and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on May 15, 2013—this Notice and the proxy statement are available at www.yum.com/investors/investor_materials.asp. The Annual Report on Form 10-K is available at www.yum.com/annualreport.

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YUM! Brands, Inc.

1441 Gardiner Lane

Louisville, Kentucky 40213

Notice of Annual Meeting of Shareholders

Wednesday, May 15, 2013

9:00 a.m.

YUM! Conference Center, 1900 Colonel Sanders Lane, Louisville, Kentucky 40213

ITEMS OF BUSINESS:

(1)

To elect twelve (12) directors to serve until the 2014 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

(2)

To ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 28, 2013.

(3)

To consider and hold an advisory vote on executive compensation.

(4)

To consider and vote on re-approval of the performance measures available under the YUM! Brands, Inc. Long Term Incentive Plan for 162(m) purposes.

(5)

To consider and vote on one (1) shareholder proposal, if properly presented at the meeting.

(6)

To transact such other business as may properly come before the meeting.

WHO CAN VOTE:

You can vote if you were a shareholder of record as of the close of business on March 18, 2013.

ANNUAL REPORT:

A copy of our 2012 Annual Report on Form 10-K is included with this proxy statement.

WEBSITE:

You may also read the Company’s Annual Report and this Notice and proxy statement on our website at www.yum.com/annualreport and www.yum.com/investors/investor_materials.asp.

DATE OF MAILING:

This Notice, the proxy statement and the form of proxy are first being mailed to shareholders on or about April 5, 2013.

By Order of the Board of Directors

Christian L. Campbell
Secretary

YOUR VOTE IS IMPORTANT

Under securities exchange rules, brokers cannot vote on your behalf for the election of directors or on executive compensation related matters without your instructions. Whether or not you plan to attend the Annual Meeting, please provide your proxy by following the instructions on your Notice or proxy card. On April 5, 2013, we mailed to our shareholders a Notice containing instructions on how to access the proxy statement and our Annual Report and vote online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail, unless you request a copy. Instead, you should follow the instructions included in the Notice on how to access and review all of the important information contained in the proxy statement and Annual Report. The Notice also instructs you on how you may submit your vote by proxy over the Internet. If you received the proxy statement and Annual Report in the mail, please submit your proxy by marking, dating and signing the proxy card included and returning it promptly in the envelope enclosed. If you are able to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the proxy is exercised.

Table of Contents

PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING	1
GOVERNANCE OF THE COMPANY	6
MATTERS REQUIRING SHAREHOLDER ACTION	13
ITEM 1	Election of Directors (Item 1 on the Proxy Card)	13
ITEM 2	Ratification of Independent Auditors (Item 2 on the Proxy Card)	18
ITEM 3	Advisory Vote On Executive Compensation (Item 3 on the Proxy Card)	19
ITEM 4	Re-Approval of YUM! Brands, Inc. Long Term Incentive Plan Performance Measures (Item 4 on the Proxy Card)	21
ITEM 5	Shareholder Proposal Regarding Packaging Recycling (Item 5 on the Proxy Card)	25
STOCK OWNERSHIP INFORMATION	27
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	29
EXECUTIVE COMPENSATION	30
Compensation Discussion and Analysis	30
Management Planning and Development Committee Report	43
Summary Compensation Table	44
All Other Compensation Table	46
Grants of Plan-Based Awards	47
Outstanding Equity Awards at Fiscal Year-End	48
Option Exercises and Stock Vested	50
Pension Benefits	51
Nonqualified Deferred Compensation	53
Potential Payments Upon Termination or Change in Control	55
DIRECTOR COMPENSATION	58
EQUITY COMPENSATION PLAN INFORMATION	59
AUDIT COMMITTEE REPORT	61
ADDITIONAL INFORMATION	63
APPENDIX A	YUM! BRANDS INC. LONG TERM INCENTIVE PLAN	A-1

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YUM! BRANDS, INC.

1441 Gardiner Lane

Louisville, Kentucky 40213

PROXY STATEMENT

For Annual Meeting of Shareholders To Be Held On

May 15, 2013

The Board of Directors (the “Board of Directors” or the “Board”) of YUM! Brands, Inc., a North Carolina corporation (“YUM” or the “Company”), solicits the enclosed proxy for use at the Annual Meeting of Shareholders of the Company to be held at 9:00 a.m. (Eastern Daylight Saving Time), on Wednesday, May 15, 2013, in the YUM! Conference Center, at 1900 Colonel Sanders Lane, Louisville, Kentucky. This proxy statement contains information about the matters to be voted on at the Annual Meeting and the voting process, as well as information about our directors and most highly paid executive officers.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

What is the purpose of the Annual Meeting?

At our Annual Meeting, shareholders will vote on several important Company matters. In addition, our management will report on the Company’s performance over the last fiscal year and, following the meeting, respond to questions from shareholders.

Why am I receiving these materials?

You received these materials because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. As a shareholder, you are invited to attend the Annual Meeting and are entitled to vote on the items of business described in this proxy statement.

Why did I receive a one-page Notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

As permitted by Securities and Exchange Commission rules, we are making this proxy statement and our Annual Report available to our shareholders electronically via the Internet. On April 5, 2013, we mailed to our shareholders a Notice containing instructions on how to access this proxy statement and our Annual Report and vote online. If you received a Notice by mail you will not receive a printed copy of the proxy materials in the mail, unless you request a copy. The Notice instructs you on how to access and review all of the important information contained in the proxy statement and Annual Report. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Notice.

We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help lower the cost and reduce the environmental impact of the Annual Meeting.

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Who may attend the Annual Meeting?

The Annual Meeting is open to all shareholders of record as of close of business on March 18, 2013, or their duly appointed proxies. Seating is limited and admission is on a first-come, first-served basis.

What do I need to bring to attend the Annual Meeting?

You will need a valid picture identification and either an admission ticket or proof of ownership of YUM’s common stock to enter the Annual Meeting. If you are a registered owner, your Notice will be your admission ticket. If you received the proxy statement and Annual Report by mail, you will find an admission ticket attached to the proxy card sent to you. If you plan to attend the Annual Meeting, please so indicate when you vote and bring the ticket with you to the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, your admission ticket is the left side of your voting information form. If you do not bring your admission ticket, you will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or letter from a bank or broker is an example of proof of ownership. If you arrive at the Annual Meeting without an admission ticket, we will admit you only if we are able to verify that you are a YUM shareholder. Your admittance to the Annual Meeting will depend upon availability of seating. All shareholders will be required to present valid picture identification prior to admittance. IF YOU DO NOT HAVE VALID PICTURE IDENTIFICATION AND EITHER AN ADMISSION TICKET OR PROOF THAT YOU OWN YUM COMMON STOCK, YOU MAY NOT BE ADMITTED INTO THE ANNUAL MEETING.

Please note that cameras, sound or video recording equipment, cellular telephones, blackberries and other similar devices, large bags, briefcases and packages will not be allowed in the meeting room.

May shareholders ask questions?

Yes. Representatives of the Company will answer shareholders’ questions of general interest following the Annual Meeting. In order to give a greater number of shareholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.

Who may vote?

You may vote if you owned YUM common stock as of the close of business on the record date, March 18, 2013. Each share of YUM common stock is entitled to one vote. As of March 18, 2013, YUM had 449,870,916 shares of common stock outstanding.

What am I voting on?

You will be voting on the following five (5) items of business at the Annual Meeting:

•

The election of twelve (12) directors to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

•

The ratification of the selection of KPMG LLP as our independent auditors for the fiscal year ending December 28, 2013;

•

An advisory vote on executive compensation;

•

The re-approval of the performance measures available under the YUM! Brands, Inc. Long Term Incentive Plan for 162(m) purposes; and

•

One (1) shareholder proposal.

We will also consider other business that properly comes before the meeting.

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How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares:

•

FOR each of the nominees named in this proxy statement for election to the Board;

•

FOR the ratification of the selection of KPMG LLP as our independent auditors;

•

FOR the proposal regarding an advisory vote on executive compensation;

•

FOR the proposal to re-approve the performance measures of the YUM! Brands, Inc. Long Term Incentive Plan for 162(m) purposes; and

•

AGAINST the shareholder proposal.

How do I vote before the Annual Meeting?

There are three ways to vote before the meeting:

•

By Internet—If you have Internet access, we encourage you to vote on www.proxyvote.com by following instructions on the Notice or proxy card;

•

By telephone—by making a toll-free telephone call from the U.S. or Canada to 1(800) 690-6903 (if you have any questions about how to vote over the phone, call 1(888) 298-6986); or

•

By mail—If you received your proxy materials by mail, you can vote by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided.

If you are a participant in the Direct Stock Purchase Plan, the administrator of this program, as the shareholder of record, may only vote the shares for which it has received directions to vote from you.

If you are a participant in the YUM! Brands 401(k) Plan (“401(k) Plan”), the trustee of the 401(k) Plan will only vote the shares for which it has received directions to vote from participants.

Proxies submitted through the Internet or by telephone as described above must be received by 11:59 p.m., Eastern Daylight Saving Time, on May 14, 2013. Proxies submitted by mail must be received prior to the meeting. Directions submitted by 401(k) Plan participants must be received by 12:00 p.m., Eastern Daylight Saving Time, on May 13, 2013.

Also, if you hold your shares in the name of a bank or broker, your ability to vote by telephone or the Internet depends on their voting processes. Please follow the directions on your notice carefully. A number of brokerage firms and banks participate in a program provided through Broadridge Financial Solutions, Inc. (“Broadridge”) that offers telephone and Internet voting options. If your shares are held in an account with a brokerage firm or bank participating in the Broadridge program, you may vote those shares telephonically by calling the telephone number shown on the voting instruction form received from your brokerage firm or bank, or through the Internet at Broadridge’s voting website (www.proxyvote.com). Votes submitted through the Internet or by telephone through the Broadridge program must be received by 11:59 p.m., Eastern Daylight Saving Time, on May 14, 2013.

Can I vote at the Annual Meeting?

Shares registered directly in your name as the shareholder of record may be voted in person at the Annual Meeting. Shares held in street name may be voted in person only if you obtain a legal proxy from the broker or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we encourage you to vote your shares by proxy. You may still vote your shares in person at the meeting even if you have previously voted by proxy.

Can I change my mind after I vote?

You may change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•

Signing another proxy card with a later date and returning it to us prior to the Annual Meeting;

•

Voting again by telephone or through the Internet prior to 11:59 p.m., Eastern Daylight Saving Time, on May 14, 2013;

•

Giving written notice to the Secretary of the Company prior to the Annual Meeting; or

•

Voting again at the Annual Meeting.

Your attendance at the Annual Meeting will not have the effect of revoking a proxy unless you notify our Corporate Secretary in writing before the polls close that you wish to revoke a previous proxy.

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Who will count the votes?

Representatives of American Stock Transfer and Trust Company, LLC will count the votes and will serve as the independent inspector of election.

What if I return my proxy card but do not provide voting instructions?

If you vote by proxy card, your shares will be voted as you instruct by the individuals named on the proxy card. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. These recommendations are:

•

FOR the election of the twelve (12) nominees for director named in this proxy statement (Item 1);

•

FOR the ratification of the selection of KPMG LLP as our independent auditors for the fiscal year 2013 (Item 2);

•

FOR the proposal regarding an advisory vote on executive compensation (Item 3);

•

FOR the proposal to re-approve the performance measures available under the YUM! Brands, Inc. Long Term Incentive Plan for 162(m) purposes (Item 4); and

•

AGAINST the shareholder proposal (Item 5).

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer and Trust Company, LLC, which may be reached at 1(888) 439-4986.

Will my shares be voted if I do not provide my proxy?

Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the New York Stock Exchange rules to vote shares for which their customers do not provide voting instructions on certain “routine” matters.

The proposal to ratify the selection of KPMG LLP as our independent auditors for fiscal year 2013 is considered a routine matter for which brokerage firms may vote shares for which they have not received voting instructions. The other proposals to be voted on at our Annual Meeting are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.”

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting in person or if you properly return a proxy by Internet, telephone or mail. In order for us to conduct our Annual Meeting, a majority of the outstanding shares of YUM common stock, as of March 18, 2013, must be present in person or represented by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting.

How many votes are needed to elect directors?

You may vote “FOR” each nominee or “AGAINST” each nominee, or “ABSTAIN” from voting on one or more nominees. Unless you mark “AGAINST” or “ABSTAIN” with respect to a particular nominee or nominees or for all nominees, your proxy will be voted “FOR” each of the director nominees named in this proxy statement. In an uncontested election, a nominee will be elected as a director if the number of “FOR” votes exceeds the number of “AGAINST” votes. Abstentions will be counted as present but not voted. Full details of the Company’s majority voting policy are set out in our Corporate Governance Principles at www.yum.com/investors/governance/principles.asp and at page 8 under “What other significant Board practices does the Company have?—Majority Voting Policy.”

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How many votes are needed to approve the other proposals?

The other proposals must receive the “FOR” vote of a majority of the shares, present in person or represented by proxy, and entitled to vote at the Annual Meeting. For each of these items, you may vote “FOR”, “AGAINST” or “ABSTAIN.” Abstentions will be counted as shares present and entitled to vote at the Annual Meeting. Accordingly, abstentions will have the same effect as a vote “AGAINST” the proposals. Broker non-votes will not be counted as shares present and entitled to vote with respect to the particular matter on which the broker has not voted. Thus, broker non-votes will not affect the outcome of any of these proposals.

When will the Company announce the voting results?

The Company will announce the voting results of the Annual Meeting on a Current Report on Form 8-K filed within four business days of the Annual Meeting.

What if other matters are presented for consideration at the Annual Meeting?

As of the date of this proxy statement, our management knows of no matters that will be presented for consideration at the Annual Meeting other than those matters discussed in this proxy statement. If any other matters properly come before the Annual Meeting and call for a vote of shareholders, validly executed proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

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GOVERNANCE OF THE COMPANY

The business and affairs of YUM are managed under the direction of the Board of Directors. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to shareholders. The Board believes that its practices align management and shareholder interests.

The corporate governance section of the Company website makes available the Company’s corporate governance materials, including the Corporate Governance Principles, the Company’s Articles of Incorporation and By-Laws, the charters for each Board committee, the Company’s Worldwide Code of Conduct, the Company’s Political Contributions and U.S. Government Advocacy Policy, and information about how to report concerns about the Company. To access these documents on the Company’s website, www.yum.com, click on “Investors” and then “Corporate Governance”.

Highlights of our corporate governance practices are described below.

What is the composition of the Board of Directors and how often are members elected?

Our Board of Directors presently consists of 12 directors whose terms expire at this Annual Meeting.

As discussed in more detail later in this section, the Board has determined that 9 of the 12 current and continuing directors are independent under the rules of the New York Stock Exchange (“NYSE”).

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How often did the Board meet in fiscal 2012?

The Board of Directors met six times during fiscal 2012. Each director attended at least 75% of the meetings of the Board and the committees of which he or she was a member and that were held during the period he or she served as a director.

What is the Board’s policy regarding director attendance at the Annual Meeting of Shareholders?

The Board of Director’s policy is that all directors should attend the Annual Meeting and 8 of the Company’s 11 then directors attended the 2012 Annual Meeting.

How does the Board select nominees for the Board?

The Nominating and Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and shareholders. The Committee’s charter provides that it may retain a third-party executive search firm to identify candidates from time to time.

In accordance with our Governance Principles, our Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and are selected based upon contributions they can make to the Board and management. The Committee’s assessment of a proposed candidate will include a review of the person’s judgment, experience, independence, understanding of the Company’s business or other related industries and such other factors as the Nominating and Governance Committee determines are relevant in light of the needs of the Board of Directors. The Committee believes that its nominees should reflect a diversity of experience, gender, race, ethnicity and age. The Board does not have a specific policy regarding director diversity. The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees, if any. In connection with this evaluation, it is expected that each Committee member will interview the prospective nominee in person or by telephone before the prospective nominee is presented to the full Board for consideration. After completing this evaluation and interview process, the Committee will make a recommendation to the full Board as to the person(s) who should be nominated by the Board, and the Board determines the nominee(s) after considering the recommendation and report of the Committee.

We believe that each of our directors has met the guidelines set forth in the Governance Principles. As noted in the director biographies that follow this section, our directors have experience, qualifications and skills across a wide range of public and private companies, possessing a broad spectrum of experience both individually and collectively.

Michael J. Cavanagh was appointed to the Board of Directors by our Board effective November 16, 2012. He is standing for election to the Board by our shareholders for the first time. The full Board is recommending his election as a director.

For a shareholder to submit a candidate for consideration by the Nominating and Governance Committee, a shareholder must notify YUM’s Corporate Secretary. To make a director nomination at the 2014 Annual Meeting, a shareholder must notify YUM’s Secretary no later than February 14, 2014. Notices should be sent to: Corporate Secretary, YUM! Brands, Inc., 1441 Gardiner Lane, Louisville, Kentucky 40213. The nomination must contain the information described on page 64.

What is the Board’s leadership structure?

The Company’s Corporate Governance Principles provide that the CEO may also serve as Chairman of the Board, and our CEO, David Novak, serves as Chairman of the Board of the Company. The Board believes that combining these positions serves the best interests of the Company at this time. The Board believes that by serving as both Chairman and CEO, Mr. Novak is positioned to use his in-depth knowledge of our industry, our global business and its challenges as well as our key constituents including employees, franchisees and business partners to provide the Board with the leadership needed to set Board agendas, strategic focus and direction for the Company. Mr. Novak’s combined role as Chairman and CEO also ensures that the Company presents its message and strategy to shareholders, employees, customers, franchisees and business partners with a unified voice. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making, and alignment on corporate strategy.

The Nominating and Governance Committee reviews the Board’s leadership structure annually together with an evaluation of the performance and effectiveness of the Board of Directors. In August 2012, the Board created a new position of lead director, after its annual review which included engaging in dialogue and receiving input from a number of major shareholders. The lead director position is structured so that one independent Board member is empowered with sufficient authority to ensure independent oversight of the Company and its management. The lead director position has no term limit and is subject only to annual approval by the independent members of the Board. Prior to August 2012, the Board had a presiding director role, which rotated annually among the chairs of the independent committees of the Board. Robert Walter served as the presiding director until August 2012 when the Board’s independent directors appointed Thomas Ryan to serve as the lead director, and have concluded that Mr. Ryan, who also chairs the Nominating & Governance Committee, has provided effective oversight in this role. In addition, to assure effective independent oversight, the Board has adopted a number of governance practices discussed below.

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What are the Company’s governance policies and ethical guidelines?

•

Board Committee Charters. The Audit, Management Planning and Development and Nominating and Governance Committees of the YUM Board of Directors operate pursuant to written charters. These charters were approved by the Board of Directors and reflect certain best practices in corporate governance, as well as comply with the Sarbanes-Oxley Act of 2002 and the rules issued there under, including the requirements of the NYSE. Each charter is available on the Company’s website at www.yum.com/investors/governance/charters.asp.

•

Corporate Governance Principles. The Board of Directors has documented its corporate governance guidelines in the YUM! Brands, Inc. Corporate Governance Principles. These guidelines as amended are available on the Company’s website at www.yum.com/investors/governance/principles.asp.

•

Code of Ethics. YUM’s Worldwide Code of Conduct was adopted to emphasize the Company’s commitment to the highest standards of business conduct. The Code of Conduct also sets forth information and procedures for employees to report ethical or accounting concerns, misconduct or violations of the Code in a confidential manner. The Code of Conduct applies to the Board of Directors and all employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. Our directors and the senior-most employees in the Company are required to regularly complete a conflicts of interest questionnaire and certify in writing that they have read and understand the Code of Conduct. The Code of Conduct is available on the Company’s website at www.yum.com/investors/governance/conduct.asp. The Company intends to post amendments to or waivers from its Code (to the extent applicable to the Board of Directors or executive officers) on this website.

What other significant Board practices does the Company have?

•

Private Executive Sessions. Our non-management directors meet in executive session at each regular Board meeting. The executive sessions are attended only by the non-management directors and are presided over by the lead director. Our independent directors meet in executive session at least once per year.

•

Role of Lead Director. Our corporate governance guidelines require the election, by the independent directors, of a lead director. The lead director position is structured so that one independent Board member is empowered with sufficient authority to ensure independent oversight of the Company and its management. The lead director position has no term limit and is subject only to annual approval by the independent members of the Board. Based upon the recommendation of the Nominating and Governance Committee, the Board has determined that the lead director is responsible for:

(a)

Presiding at all executive sessions of the Board and any other meeting of the Board at which the Chairman is not present, and advising the Chairman and CEO of any decisions reached or suggestions made at any executive session,

(b)

Approving in advance agendas and schedules for Board meetings and the information that is provided to directors,

(c)

If requested by major shareholders, being available for consultations and direct communication,

(d)

Serving as a liaison between the Chairman and the independent directors, and

(e)

Calling special meetings of the independent directors.

•

Advance Materials. Information and data important to the directors’ understanding of the business or matters to be considered at a Board or Board Committee meeting are, to the extent practical, distributed to the directors sufficiently in advance of the meeting to allow careful review prior to the meeting.

•

Board and Committees’ Evaluations. The Board has an annual self-evaluation process that is led by the Nominating and Governance Committee. This assessment focuses on the Board’s contribution to the Company and emphasizes those areas in which the Board believes a better contribution could be made. In addition, the Audit, Management Planning and Development and Nominating and Governance Committees also each conduct similar annual self-evaluations.

•

Majority Voting Policy. Our Articles of Incorporation require majority voting for the election of directors in uncontested elections. This means that director nominees in an uncontested election for directors must receive a number of votes “for” his or her election in excess of the number of votes “against.” The Company’s Corporate Governance Principles further provide that any incumbent director who does not receive a majority of “for” votes will promptly tender to the Board his or her resignation from the Board. The resignation will specify that it is effective upon the Board’s acceptance of the resignation. The Board will, through a process managed by the Nominating and Governance Committee and excluding the nominee in question, accept or reject the resignation within 90 days after the Board receives the resignation. If the Board rejects the resignation, the reason for the Board’s decision will be publicly disclosed.

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What access do the Board and Board committees have to management and to outside advisors?

•

Access to Management and Employees. Directors have full and unrestricted access to the management and employees of the Company. Additionally, key members of management attend Board meetings to present information about the results, plans and operations of the business within their areas of responsibility.

•

Access to Outside Advisors. The Board and its committees may retain counsel or consultants without obtaining the approval of any officer of the Company in advance or otherwise. The Audit Committee has the sole authority to retain and terminate the independent auditor. The Nominating and Governance Committee has the sole authority to retain search firms to be used to identify director candidates. The Management Planning and Development Committee has the sole authority to retain compensation consultants for advice on executive compensation matters.

What is the Board’s role in risk oversight?

The Board maintains overall responsibility for overseeing the Company’s risk management. In furtherance of its responsibility, the Board has delegated specific risk-related responsibilities to the Audit Committee and to the Management Planning and Development Committee. The Audit Committee engages in substantive discussions of risk management at its regular committee meetings held during the year. At these meetings, it receives functional risk review reports covering significant areas of risk from senior managers responsible for these functional areas, as well as receiving reports from the Company’s Chief Auditor. Our Chief Auditor reports directly to the Chair of the Audit Committee and our Chief Financial Officer. The Audit Committee also receives reports at each meeting regarding legal and regulatory risks from management. The Audit Committee provides a summary to the full Board at each regular Board meeting of the risk area reviewed together with any other risk related subjects discussed at the Audit Committee meeting. In addition, our Management Planning and Development Committee considers the risks that may be implicated by our compensation programs through a risk assessment conducted by management and reports its conclusions to the full Board.

Has the Company conducted a risk assessment of its compensation policies and practices?

As stated in the Compensation Discussion and Analysis at page 33, the philosophy of our compensation programs is to reward performance by designing pay programs at all levels that align team performance, individual performance, customer satisfaction and shareholder return, emphasize long-term incentives and require executives to personally invest in Company stock.

In 2013, the Management Planning and Development Committee of the Board of Directors oversaw the performance of a risk assessment of our compensation programs for all employees to determine whether they encourage unnecessary or excessive risk taking. In conducting this review, each of our compensation practices and programs was reviewed against the key risks facing the Company in the conduct of its business. Based on this review, the Committee concluded that our compensation policies and practices do not encourage our employees to take unnecessary or excessive risks.

As part of this assessment, the Committee concluded that the following policies and practices of the Company’s cash and equity incentive programs serve to reduce the likelihood of excessive risk taking:

•

Our compensation system is balanced, rewarding both short-term and long-term performance.

•

Long-term Company performance is emphasized. The majority of incentive compensation for the top level employees is associated with the long term performance of the Company.

•

The annual incentive target setting process is closely linked to the annual financial planning process and supports the Company’s overall strategic plan.

•

Compensation is primarily determined by results of the business.

•

Financial performance, which determines employee rewards, is closely monitored by and certified by the Audit Committee and the full Board.

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•

Compensation performance measures are set for each division, are transparent and are tied to multiple measurable factors, none of which exceeds a 50% weighting. The measures are both apparent to shareholders and drivers of their returns.

•

Strong stock ownership guidelines for approximately 600 senior employees are enforced (discussed further at page 41).

•

We have implemented a compensation recovery or “clawback” policy (discussed further at page 43).

How does the Board determine which directors are considered independent?

The Company’s Corporate Governance Principles, adopted by the Board, require that we meet the listing standards of the NYSE. The full text of the Principles can be found on the Company’s website (www.yum.com/investors/governance/principles.asp).

Pursuant to the Principles, the Board undertook its annual review of director independence. During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. As provided in the Principles, the purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

As a result of this review, the Board affirmatively determined that all of the directors are independent of the Company and its management under NYSE rules, with the exception of David C. Novak, Jing-Shyh S. Su and Michael J. Cavanagh. Mr. Novak and Mr. Su are not considered independent directors because of their employment by the Company. Under NYSE rules, Mr. Cavanagh is not considered independent until May 2015 because Mr. Novak formerly served on the Compensation Committee of JPMorgan Chase & Co., where Mr. Cavanagh is an executive officer.

In determining that the other directors did not have a material relationship with the Company, the Board determined that Messrs. Dorman, Ferragamo, Grissom, Linen, Nelson, Ryan and Walter and Mses. Graddick-Weir and Hill had no other relationship with the Company other than their relationship as a director.

How do shareholders communicate with the Board?

Shareholders and other parties interested in communicating directly with individual directors, the non-management directors as a group or the entire Board may do so by writing to the Nominating and Governance Committee, c/o Corporate Secretary, YUM! Brands, Inc., 1441 Gardiner Lane, Louisville, Kentucky 40213. The Nominating and Governance Committee of the Board has approved a process for handling letters received by the Company and addressed to individual directors, non-management members of the Board or the Board. Under that process, the Corporate Secretary of the Company reviews all such correspondence and regularly forwards to a designated individual member of the Nominating and Governance Committee copies of all such correspondence (although we do not forward commercial correspondence and correspondence duplicative in nature; however, we will retain duplicate correspondence and all duplicate correspondence will be available for directors’ review upon their request) and a summary of all such correspondence. The designated director of the Nominating and Governance Committee will forward correspondence directed to individual directors as he or she deems appropriate. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence. Written correspondence from shareholders relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company’s Audit Committee Chair and to the internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters (described below). Correspondence from shareholders relating to Management Planning and Development Committee matters are referred to the Chair of the Management Planning and Development Committee.

What are the Company’s policies on reporting of concerns regarding accounting?

The Audit Committee has established policies on reporting concerns regarding accounting and other matters in addition to our policy on communicating with our non-management directors. Any person, whether or not an employee, who has a concern about the conduct of the Company or any of our people, with respect to accounting, internal accounting controls or auditing matters, may, in a confidential or anonymous manner, communicate that concern to our General Counsel, Christian Campbell. If any person believes that he or she should communicate with our Audit Committee Chair, Thomas C. Nelson, he or she may do so by writing him at c/o YUM! Brands, Inc., 1441 Gardiner Lane, Louisville, KY 40213. In addition, a person who has such a concern about the conduct of the Company or any of our employees may discuss that concern on a confidential or anonymous basis by contacting The Network at 1 (800) 241-5689. The Network is our designated external contact for these issues and is authorized to contact the appropriate members of management and/or the Board of Directors with respect to all concerns it receives. The full text of our Policy on Reporting of Concerns Regarding Accounting and Other Matters is available on our website at www.yum.com/investors/governance/complaint.asp.

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What are the committees of the Board?

The Board of Directors has standing Audit, Management Planning and Development, Nominating and Governance and Executive/Finance Committees.

Name of Committee and Members	Functions of the Committee	Number of Meetings in Fiscal 2012
Audit: Thomas C. Nelson, Chair Mirian M. Graddick-Weir J. David Grissom Bonnie G. Hill Jonathan S. Linen

•

Possesses sole authority regarding the selection and retention of independent auditors

•

Reviews and has oversight over the Company’s internal audit function

•

Reviews and approves the cost and scope of audit and non-audit services provided by the independent auditors

•

Reviews the independence, qualification and performance of the independent auditors

•

Reviews the adequacy of the Company’s internal systems of accounting and financial control

•

Reviews the annual audited financial statements and results of the audit with management and the independent auditors

•

Reviews the Company’s accounting and financial reporting principles and practices including any significant changes

•

Advises the Board with respect to Company policies and procedures regarding compliance with applicable laws and regulations and the Company’s Worldwide Code of Conduct and Policy on Conflicts of Interest

•

Discusses with management the Company’s policies with respect to risk assessment and risk management. Further detail about the role of the Audit Committee in risk assessment and risk management is included in the section entitled “What is the Board’s role in risk oversight?” set forth on page 9.

		9

The Board of Directors has determined that all of the members of the Audit Committee are independent within the meaning of applicable SEC regulations and the listing standards of the NYSE and that Mr. Nelson, the chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations. The Board has also determined that Mr. Nelson has accounting and related financial management expertise within the meaning of the listing standards of the NYSE and that each member is financially literate within the meaning of the listing standards of the NYSE.

Management Planning and Development: Robert D. Walter, Chair David W. Dorman Massimo Ferragamo Thomas M. Ryan	• Oversees the Company’s executive compensation plans and programs and reviews and recommends changes to these plans and programs • Monitors the performance of the chief executive officer and other senior executives in light of corporate goals set by the Committee • Reviews and approves the compensation of the chief executive officer and other senior executive officers • Reviews management succession planning	5
The Board has determined that all of the members of the Management Planning and Development Committee are independent within the meaning of the listing standards of the NYSE.
Nominating and Governance: Thomas M. Ryan, Chair David W. Dorman Massimo Ferragamo Robert D. Walter	• Identifies and proposes to the Board suitable candidates for Board membership • Advises the Board on matters of corporate governance • Reviews and reassesses from time to time the adequacy of the Company’s Corporate Governance Principles • Receives comments from all directors and reports annually to the Board with assessment of the Board’s performance • Prepares and supervises the Board’s annual review of director independence	3
The Board has determined that all of the members of the Nominating and Governance Committee are independent within the meaning of the listing standards of the NYSE.
Executive/Finance: David C. Novak, Chair Thomas C. Nelson Thomas M. Ryan Robert D. Walter	• Exercises all of the powers of the Board in the management of the business and affairs of the Company consistent with applicable law while the Board is not in session	—

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How are directors compensated?

Employee Directors. Employee directors do not receive additional compensation for serving on the Board of Directors.

Non-Employee Directors Annual Compensation. The annual compensation for each director who is not an employee of YUM is discussed under “Director Compensation” beginning on page 58.

What are the Company’s policies and procedures with respect to related person transactions?

The Board of Directors has adopted policies and procedures for the review of related person transactions.

Under these policies and procedures, the Nominating and Governance Committee reviews related person transactions in which we are or will be a participant to determine if they are in the best interests of our shareholders and the Company. Transactions, arrangements, or relationships or any series of similar transactions, arrangements or relationships in which a related person had or will have a material interest and that exceed $100,000 are subject to the Committee’s review. Any member of the Nominating and Governance Committee who is a related person with respect to a transaction under review may not participate in the deliberation or vote respecting approval or ratification of the transaction.

Related persons are directors, director nominees, executive officers, holders of 5% or more of our voting stock and their immediate family members. Immediate family members are spouses, parents, stepparents, children, stepchildren, siblings, daughters-in-law, sons-in-law and any person, other than a tenant or domestic employee, who resides in the household of a director, director nominee, executive officer or holder of 5% or more of our voting stock.

After its review, the Nominating and Governance Committee may approve or ratify the transaction. The policies and procedures provide that certain transactions are deemed to be pre-approved even if they will exceed $100,000. These transactions include employment of executive officers, director compensation, and transactions with other companies if the aggregate amount of the transaction does not exceed the greater of $1 million or 2% of that company’s total revenues and the related person is not an executive officer of the other company.

Does the Company require stock ownership by directors?

Yes, the Company requires stock ownership by directors. The Board of Directors expects non-management directors to hold a meaningful number of shares of Company common stock and expects non-management directors to retain shares acquired as compensation as a director until at least 12 months following their departure from the Board. YUM directors receive a significant portion of their annual compensation in stock. The Company believes that the emphasis on the equity component of director compensation serves to further align the interests of directors with those of our shareholders.

How much YUM stock do the directors own?

Stock ownership information for each director nominee is shown in the table on page 28.

Does the Company have stock ownership guidelines for executives and senior management?

The Management Planning and Development Committee has adopted formal stock ownership guidelines that set minimum expectations for executive and senior management ownership. These guidelines are discussed on page 41. The Company has maintained an ownership culture among its executive and senior managers since its formation. Substantially all executive officers and members of senior management, hold stock well in excess of the guidelines.

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MATTERS REQUIRING SHAREHOLDER ACTION

ITEM 1    Election of Directors (Item 1 on the Proxy Card)

Who are this year’s nominees?

The twelve (12) nominees recommended by the Nominating and Governance Committee of the Board of Directors for election this year to hold office until the 2014 Annual Meeting and until their respective successors are elected and qualified are provided below. The biographies of each of the nominees below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Governance Committee and the Board to determine that the person should serve as a director for the Company. In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to YUM and our Board. Finally, we value their significant experience on other public company boards of directors and board committees.

There are no family relationships among any of the directors and executive officers of the Company. See“What are the Company’s policies and procedures with respect to related person transactions?” at page 12. Director ages are as of the date of this proxy statement.

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Michael J. Cavanagh

Age 47

Director since 2012

Co-Chief Executive Officer

Corporate & Investment Bank,

JPMorgan Chase & Co.

Michael J. Cavanagh is Co-Chief Executive Officer of the Corporate & Investment Bank of JPMorgan Chase & Co., a position he has held since 2012. Mr. Cavanagh is also a member of JPMorgan Chase & Co.’s Operating Committee. From 2010 to 2012, he was the Chief Executive Officer of JPMorgan Chase & Co.’s Treasury & Securities Services business, one of the world’s largest cash management providers and a leading global custodian. From 2004 to 2010, Mr. Cavanagh was Chief Financial Officer of JPMorgan Chase & Co.

Specific qualifications, experience, skills and expertise

•

Operating and management experience, including as executive vice president and chief financial officer of a financial services and retail banking firm

•

Expertise in finance and strategic planning

David W. Dorman

Age 59

Director since 2005

Non-Executive Chairman,

CVS Caremark Corporation

David W. Dorman is the Non-Executive Chairman of the Board of CVS Caremark Corporation, a pharmacy healthcare provider. He has held this position since May 2011. Until May 2011, he was the Non-Executive Chairman of Motorola Solutions, Inc. (formerly known as Motorola Inc.), a leading provider of business and mission critical communication products and services for enterprise and government customers. He served as Non-Executive Chairman of the Board of Motorola, Inc. from May 2008 until the separation of its mobile devices and home businesses in January 2011. From October 2006 to May 2008, he was Senior Advisor and Managing Director to Warburg Pincus, a global private equity firm. From November 2005 until January 2006, he was President of AT&T Inc., a company that provides Internet and transaction-based voice and data services (formerly known as SBC Communications). He was Chairman of the Board and Chief Executive Officer of the company previously known as AT&T Corp. from November 2002 until November 2005. Prior to this, he was President of AT&T Corp. from 2000 to 2002 and the Chief Executive Officer of Concert, a former global venture created by AT&T Corp. and British Telecommunications plc, from 1999 to 2000. Mr. Dorman serves on the board of Motorola Solutions, Inc. and Georgia Tech Foundation. He served as a director of AT&T Corp. from 2002 to 2006.

Specific qualifications, experience, skills and expertise:

•

Operating and management experience, including as chief executive officer of global telecommunications-related businesses

•

Expertise in finance, strategic planning and public company executive compensation

•

Public company directorship and committee experience

•

Independent of Company

Massimo Ferragamo

Age 55

Director since 1997

Chairman, Ferragamo USA, Inc.

Massimo Ferragamo is Chairman of Ferragamo USA, Inc., a subsidiary of Salvatore Ferragamo Italia, which controls sales and distribution of Ferragamo products in North America. Mr. Ferragamo has held this position since 1985. Mr. Ferragamo served as a director of Birks & Mayors, Inc. from 2005 until 2007.

Specific qualifications, experience, skills and expertise:

•

Operating and management experience, including as chairman of international sales and distribution business

•

Expertise in branding, marketing, sales and international business development

•

Public company directorship and committee experience

•

Independent of Company

Mirian M. Graddick-Weir

Age 58

Director Since 2012

Executive Vice President,

Human Resources Merck & Co., Inc.

Mirian M. Graddick-Weir serves as Executive Vice President of Human Resources for Merck & Co., Inc., a pharmaceutical company. She has held this position since 2008. From 2006 until 2008, she was Senior Vice President of Human Resources of Merck & Co., Inc. Prior to this position, she served as Executive Vice President of Human Resources and Employee Communications of AT&T Corp from 2004 to 2006. Ms. Graddick-Weir served as the Executive Vice President of Human Resources of AT&T Corp. from 1999 to 2004. Ms. Graddick-Weir held various executive positions throughout her career with AT&T, which began in 1981. Ms. Graddick-Weir served as a director of Harleysville Group Inc. from 2000 until 2012.

Specific qualifications, experience, skills and expertise:

•

Management experience, including as executive vice president of human resources for a pharmaceutical company and a global communications services provider

•

Expertise in global human resources, corporate governance and public company compensation

•

Public company directorship and committee experience

•

Financially literate

•

Independent of Company

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J. David Grissom

Age 74

Director since 2003

Chairman, Mayfair Capital, Inc.

Chairman, The Glenview Trust Company

J. David Grissom is Chairman of Mayfair Capital, Inc., a private investment firm formed by Mr. Grissom in 1989. In addition, Mr. Grissom has been Chairman of The Glenview Trust Company, a private trust and investment management company, since 2001. From 1973 to 1989, he held various senior positions, including Chairman and CEO of Citizens Fidelity Bank & Trust and Vice Chairman of its successor, PNC Financial Corp. He served as a director of Churchill Downs Incorporated from 1979 to 2010.

Specific qualifications, experience, skills and expertise:

•

Operating and management experience, including as chairman of private investment firms and chief executive officer of a financial institution

•

Expertise in finance, accounting and public company leadership

•

Public company directorship and committee experience

•

Independent of Company

Bonnie G. Hill

Age 71

Director since 2003

President, B. Hill Enterprises, LLC

Bonnie G. Hill is President of B. Hill Enterprises, LLC, a consulting company. She has held this position since 2001. She is also co-founder of Icon Blue, Inc., a brand marketing company. She served as President and Chief Executive Officer of Times Mirror Foundation, a charitable foundation affiliated with the Tribune Company from 1997 to 2001 and Senior Vice President, Communications and Public Affairs, of the Los Angeles Times from 1998 to 2001. From 1992 to 1996, she served as Dean of the McIntire School of Commerce at the University of Virginia. Ms. Hill currently serves as a director of AK Steel Holding Corporation, The Home Depot, Inc., California Water Service Group and The Rand Corporation. She serves as the Lead Director of the Board of Directors of The Home Depot, Inc. She also served on the boards of Hershey Foods Corporation from 1993 to 2007 and Albertson’s, Inc. from 2002 to 2006.

Specific qualifications, experience, skills and expertise:

•

Operating and management experience, including as president of a consulting firm and as dean of the school of commerce at a large public university

•

Expertise in corporate governance, succession planning and public company compensation

•

Public company directorship and committee experience

•

Financially literate

•

Independent of Company

Jonathan S. Linen

Age 69

Director since 2005

Advisor to the Chairman, American Express Company

Jonathan S. Linen has been an advisor to the Chairman of American Express Company, a diversified worldwide travel and financial services company, since January 2006. From August 1993 until December 2005, he served as Vice Chairman of American Express Company. From 1992 to 1993, Mr. Linen served as President and Chief Operating Officer of American Express Travel Related Services Company, Inc. From 1989 to 1992, Mr. Linen served as President and Chief Executive Officer of Shearson Lehman Brothers. Mr. Linen is a director of Modern Bank, N.A. and The Intercontinental Hotels Group.

Specific qualifications, experience, skills and expertise:

•

Operating and management experience, including as president and chief executive officer of global travel-related services company

•

Expertise in finance, marketing and international business development

•

Public company directorship and committee experience

•

Independent of Company

Thomas C. Nelson

Age 50

Director since 2006

Chairman, Chief Executive Officer and President, National Gypsum Company

Thomas C. Nelson has served as the President and Chief Executive Officer of National Gypsum Company, a building products manufacturer, since 1999 and was elected Chairman of the Board in January 2005. From 1995 to 1999, Mr. Nelson served as the Vice Chairman and Chief Financial Officer of National Gypsum Company. He is also a General Partner of Wakefield Group, a North Carolina based venture capital firm. Mr. Nelson previously worked for Morgan Stanley & Co. and in the United States Defense Department as Assistant to the Secretary and White House Fellow. He also serves as a Lead Director of Belk, Inc. and as a director of Carolinas Healthcare System.

Specific qualifications, experience, skills and expertise:

•

Operational and management experience, including as president and chief executive officer of a building products manufacturer

•

Senior government experience as Assistant to the Secretary of the United States Defense Department and as a White House Fellow

•

Expertise in finance, strategic planning, business development and retail business

•

Public company directorship and committee experience

•

Independent of Company

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David C. Novak

Age 60

Director since 1997

Chairman and Chief Executive Officer, YUM! Brands, Inc.

David C. Novak has been Chairman of the Board since 2001, and Chief Executive Officer of YUM since 2000. He served as President of YUM from October 1997 to April 2012. Mr. Novak previously served as Group President and Chief Executive Officer, KFC and Pizza Hut from August 1996 to July 1997, at which time he became acting Vice Chairman of YUM. Mr. Novak served as a director of Bank One Corporation from 2001 until its merger with JPMorgan Chase & Co. in 2004. He continued serving as a director of JPMorgan Chase & Co. from 2004 to 2012.

Specific qualifications, experience, skills and expertise:

•

Operating and management experience, including as chairman and chief executive officer of the Company

•

Expertise in strategic planning, global branding, franchising, and corporate leadership

•

Public company directorship and committee experience

Thomas M. Ryan

Age 60

Director since 2002

Former Chairman and CEO, CVS Caremark Corporation

Thomas M. Ryan is the former Chairman and Chief Executive Officer of the Board of CVS Caremark Corporation (“CVS”), a pharmacy healthcare provider. He served as Chairman from April 1999 to May 2011. He was Chief Executive Officer of CVS from May 1998 to February 2011 and also served as President from May 1998 to May 2010. Mr. Ryan serves on the boards of Five Below, Inc. and Vantiv, Inc., and is an Operating Partner of Advent International. Mr. Ryan was a director of Reebok International Ltd from 1998 to 2005 and Bank of America Corporation from 2004 to 2010.

Specific qualifications, experience, skills and expertise:

•

Operating and management experience, including as chief executive officer of global pharmacy healthcare business

•

Expertise in finance, strategic planning and public company executive compensation

•

Public company directorship and committee experience

•

Independent of Company

Jing-Shyh S. Su

Age 60

Director since 2008

Vice Chairman, YUM! Brands, Inc., Chairman and Chief Executive Officer of YUM’s China Division

Jing-Shyh S. Su has been Vice Chairman of the Board since 2008. He is also Chairman and Chief Executive Officer of YUM’s China Division, a position he has held since May 2010. From 1997 to May 2010, he was President of YUM’s China Division. Prior to this position, he was the Vice President of North Asia for both KFC and Pizza Hut.

Specific qualifications, experience, skills and expertise:

•

Operating and management experience, including as president of the Company’s China Division

•

Expertise in marketing and brand development

•

Expertise in strategic planning and international business development

Robert D. Walter

Age 67

Director since 2008

Founder and Retired Chairman/CEO

Cardinal Health, Inc.

Robert D. Walter is the founder of Cardinal Health, Inc., a company that provides products and services supporting the health care industry. Mr. Walter retired from Cardinal Health in June 2008. Prior to his retirement from Cardinal Health, he served as Executive Director from November 2007 to June 2008. From April 2006 to November 2007, he served as Executive Chairman of the Board of Cardinal Health. From 1979 to April 2006, he served as Chairman and Chief Executive Officer of Cardinal Health. Mr. Walter also serves as a director of American Express Company and Nordstrom, Inc. From 2000 to 2007, he was a director of CBS Corporation and its predecessor, Viacom, Inc.

Specific qualifications, experience, skills and expertise:

•

Operating and management experience, including as chief executive officer, of global healthcare and service provider business

•

Expertise in finance, business development, business integrations, financial reporting, compliance and controls

•

Public company directorship and committee experience

•

Independent of Company

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If elected, we expect that all of the aforementioned nominees will serve as directors and hold office until the 2014 Annual Meeting of Shareholders and until their respective successors have been elected and qualified. Based on the recommendation of the Nominating and Governance Committee, all of the aforementioned nominees are standing for re-election except for Michael J. Cavanagh, who is standing for election for the first time.

What is the recommendation of the Board of Directors?

The Board of Directors recommends that you vote FOR the election of these nominees.

What if a nominee is unwilling or unable to serve?

That is not expected to occur. If it does, proxies may be voted for a substitute nominated by the Board of Directors.

What vote is required to elect directors?

A nominee will be elected as a director if the number of “FOR” votes exceeds the number of “AGAINST” votes.

Our policy regarding the election of directors can be found in our Corporate Governance Principles at www.yum.com/investors/governance/principles.asp and at page 8 under “What other significant Board practices does the Company have?—Majority Voting Policy.”

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ITEM 2    Ratification of Independent Auditors (Item 2 on the Proxy Card)

What am I voting on?

A proposal to ratify the selection of KPMG LLP (“KPMG”) as our independent auditors for fiscal year 2013. The Audit Committee of the Board of Directors has selected KPMG to audit our consolidated financial statements. During fiscal 2012, KPMG served as our independent auditors and also provided other audit-related and non-audit services.

Will a representative of KPMG be present at the meeting?

Representatives of KPMG will be present at the Annual Meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from shareholders.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. If the selection of KPMG is not ratified, the Audit Committee will reconsider the selection of independent auditors.

What is the recommendation of the Board of Directors?

The Board of Directors recommends that you vote FOR approval of this proposal.

What were KPMG’s fees for audit and other services for fiscal years 2012 and 2011?

The following table presents fees for professional services rendered by KPMG for the audit of the Company’s annual financial statements for 2012 and 2011, and fees billed for audit-related services, tax services and all other services rendered by KPMG for 2012 and 2011.

	2012	2011
Audit fees(1)	$5,660,000	$5,650,000
Audit-related fees(2)	1,180,000	310,000
Audit and audit-related fees	6,840,000	5,960,000
Tax fees(3)	790,000	950,000
All other fees(4)	40,000	—
TOTAL FEES	$7,670,000	$6,910,000

(1)

Audit fees include fees for the audit of the annual consolidated financial statements, reviews of the interim condensed consolidated financial statements included in the Company’s quarterly reports, audits of the effectiveness of the Company’s internal controls over financial reporting, statutory audits and services rendered in connection with the Company’s securities offerings.

(2)

Audit-related fees include due diligence assistance, audits of financial statements of certain employee benefit plans, agreed upon procedures and other attestations.

(3)

Tax fees consist principally of fees for international tax compliance, VAT services and tax audit assistance.

(4)

All other fees consist of fees for advisory services related to the Company’s expansion in an international market.

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What is the Company’s policy regarding the approval of audit and non-audit services?

The Audit Committee has implemented a policy for the pre-approval of all audit and permitted non-audit services, including tax services, proposed to be provided to the Company by its independent auditors. Under the policy, the Audit Committee may approve engagements on a case-by-case basis or pre-approve engagements pursuant to the Audit Committee’s pre-approval policy. The Audit Committee may delegate pre-approval authority to one of its independent members, and has currently delegated pre-approval authority up to certain amounts to its Chair.

Pre-approvals for services are granted at the January Audit Committee meeting each year. In considering pre-approvals, the Audit Committee reviews a description of the scope of services falling within pre-designated services and imposes specific budgetary guidelines. Pre-approvals of designated services are generally effective for the succeeding 12 months. Any incremental audit or permitted non-audit services which are expected to exceed the relevant budgetary guideline must be pre-approved.

The Corporate Controller monitors services provided by the independent auditors and overall compliance with the pre-approval policy. The Corporate Controller reports periodically to the Audit Committee about the status of outstanding engagements, including actual services provided and associated fees, and must promptly report any non-compliance with the pre-approval policy to the Chair of the Audit Committee.

The complete policy is available on the Company’s website at www.yum.com/investors/governance/media/gov_auditpolicy.pdf.

ITEM 3    Advisory Vote On Executive Compensation (Item 3 on the Proxy Card)

What am I voting on?

In accordance with SEC rules, we are asking shareholders to approve, on a non-binding basis, the compensation of the Company’s named executive officers (“Named Executive Officers”) as disclosed in this proxy statement under the Compensation Discussion and Analysis beginning at page 30, the compensation tables beginning at page 44 and the narrative discussion following the compensation tables.

We Continued to Deliver Strong Business Results in 2012

In 2012, our global portfolio of leading brands once again delivered strong results highlighted by the following:

•

Achieved strong year-over-year growth in earnings per share (excluding special items) of 13%—marking the eleventh consecutive year that we exceeded our annual target of at least 10%

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Opened a record 1,976 new restaurants outside the United States

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Grew operating profits by 12% (prior to special items and foreign currency translation)

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Generated $1.6 billion in net income—a new high

Our Performance-Based Executive Compensation Program Attracts and Retains Strong Leaders and Closely Aligns with Our Shareholders’ Interests

Our performance-based executive compensation program is designed to attract, reward and retain the talented leaders necessary for our Company to succeed in the highly competitive market for talent, while maximizing shareholder returns. This approach has made our management team a key driver in the Company’s strong performance over both the long and short term. We believe that our compensation program has attracted and retained strong leaders, and is closely aligned with the interests of our shareholders.

We urge you to read the Compensation Discussion and Analysis section of this proxy statement, beginning on page 30, which discusses in detail how our compensation policies and procedures operate and are designed to meet our compensation goals and how we make our compensation decisions.

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We Considered Your Feedback After Our 2012 Say On Pay Vote and Made Changes to Our Executive Compensation Program for 2013

As described in the Compensation Discussion and Analysis, our Management Planning and Development Committee (the “Committee”) considered the say-on-pay voting results at the 2012 Annual Meeting of Shareholders and, as a result, reached out to many of our major institutional shareholders for feedback, which the Committee considered during its 2012 year-end review of our executive compensation program. The Committee’s review led to significant changes, described below, in our executive compensation program, which we believe reflect the feedback we received from shareholders. Because our compensation program for 2012 had already been put in place before the 2012 Annual Meeting, these changes could not be implemented until 2013. Specifically, changes made by the Committee include:

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Updating Executive Peer Group to Enhance Alignment with Company’s Executive Peer Group - updating the Company’s executive compensation peer group by removing Coca-Cola, Kraft and PepsiCo to enhance alignment of the Company and other members of its peer group in terms of company size;

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Re-designing Performance Share Plan to Measure Average Relative Total Shareholder Return - implementing average total shareholder return of the Company for a three-year period compared to the S&P 500 as the sole performance measure for the Company’s Performance Share Plan, beginning with the 2013-2015 performance period;

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Changing CEO’s Long-Term Incentive Compensation Mix - changing the long-term incentive compensation mix for the Company’s Chief Executive Officer to 75% stock appreciation rights and 25% performance share plan units (from approximately 90% stock appreciation rights and 10% performance share plan units in 2012);

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Eliminating CEO’s Accruals under Company’s Pension Equalization Plan - eliminating our Chief Executive Officer’s accruing nonqualified pension benefits and replacing that benefit with a benefit based on our Leadership Retirement Plan, a non-qualified unfunded defined contribution plan. Our Chief Executive Officer will receive an annual allocation equal to 9.5% of his salary and target bonus and will receive an annual interest allocation on his balance equal to 120% of the applicable federal rate (this change is discussed in more detail at footnote (5) to the Summary Compensation Table at page 45);

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Eliminating Excise Tax Gross-Ups - eliminating the tax gross-up provisions contained in Change in Control Severance Agreements with executives, including the Named Executive Officers, with respect to excess parachute payments under Section 4999 of the Internal Revenue Code; and

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Implementing “Double Trigger” Vesting Upon a Change in Control - implementing “double trigger” vesting of equity awards made in 2013 and beyond upon a change in control of the Company.

We believe these changes will further align our executive compensation program with best practices, enhance shareholder value, and enable us to better achieve our business goals.

Accordingly, we ask our shareholders to vote in favor of the following resolution at the Annual Meeting:

RESOLVED, that the shareholders approve the compensation awarded to our Named Executive Officers, as disclosed pursuant to SEC rules, including the Compensation Discussion and Analysis, the compensation tables and related materials included in this proxy statement.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting. While this vote is advisory and non-binding on the Company, the Board of Directors and the Management Planning and Development Committee will review the voting results and consider shareholder concerns in their continuing evaluation of the Company’s compensation program.

What is the recommendation of the Board of Directors?

The Board of Directors recommends that you vote FOR approval of this proposal.

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ITEM 4    Re-Approval of YUM! Brands, Inc. Long Term Incentive Plan Performance Measures (Item 4 on the Proxy Card)

What am I voting on?

A proposal to re-approve the material terms of the performance measures available under the YUM! Brands, Inc. Long Term Incentive Plan (“LTIP”), as required by the performance-based compensation rules under Section 162(m) of the Internal Revenue Code (“Section 162(m)”).

IMPORTANT: This proposal does not seek to increase the number of shares of common stock that may be issued under the LTIP or to amend any performance objectives or other existing provisions under the LTIP, and approval will not result in any additional cost to the Company.

Why am I voting on this?

To preserve the Company’s ability to grant performance-based compensation awards under the LTIP which may be exempt from Section 162(m)’s $1 million limit on tax deductible compensation. If shareholders do not approve the proposal, the Company will thereafter be unable to structure awards (other than options and stock appreciation rights) that may be exempt from Section 162(m)’s $1 million limit on tax deductible compensation. It is important to note that we reserve the right to make awards under the LTIP (and otherwise) that may not be deductible, in whole or in part, under Section 162(m).

Generally, Section 162(m) limits the deductibility of compensation paid to the Company’s Chief Executive Officer and three additional most highly compensated employees, other than the Chief Financial Officer, to $1 million per year. This limit does not apply, however, to compensation that qualifies as performance-based compensation within the meaning of Section 162(m) (sometimes referred to as “qualified performance-based compensation”). One of the requirements that must be met in order to satisfy the qualified performance-based compensation exception is that the material terms of the performance measures that would apply to compensation that is intended to be qualified performance-based compensation must be disclosed to and approved by the Company’s shareholders at least once every five years. Shareholder approval is only one of several requirements under Section 162(m) which must be met in order to satisfy the qualified performance-based compensation exception. Even if our shareholders approve the proposal, there is no guarantee that awards granted under the LTIP will be treated as qualified performance-based compensation and we reserve the right to make awards of compensation that do not qualify for the qualified performance-based compensation exception of Section 162(m) (whether under the LTIP or otherwise).

What are the material terms that must be approved?

For purposes of Section 162(m), the material terms include: (i) the individuals eligible to receive compensation; (ii) a description of the business criteria on which the performance goal is based; and (iii) the maximum amount of compensation that can be paid to an individual under the performance measure. Disclosure regarding each of these material terms is included in the summary of the LTIP below and is qualified in its entirety by reference to the full text of the LTIP set forth on Appendix A of this proxy statement.

Summary of the LTIP

Plan Administration. The LTIP is administered by a committee (the “Committee”) selected by the Board and consisting solely of two or more outside members of the Board. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the LTIP that would otherwise be the responsibility of the Committee. The Management Planning and Development Committee of the Company’s Board currently serves as the Committee under the LTIP.

Committee Authority. The Committee has the authority and discretion to select from among the eligible individuals those persons who shall receive awards, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such awards, and subject to certain limits, to cancel or suspend awards. To the extent that the Committee determines that the restrictions imposed by the LTIP preclude the achievement of the material purposes of the awards in jurisdictions outside the United States, the Committee has the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States. The Committee has the authority and discretion to interpret the LTIP, to establish, amend, and rescind any rules and regulations relating to the LTIP, to determine the terms and provisions of any award agreement made pursuant to the LTIP, and to make all other determinations that may be necessary or advisable for the administration of the LTIP. Any interpretation of the LTIP by the Committee and any decision made by it under the LTIP is final and binding on all persons. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Until action to the contrary is taken by the Board or the Committee, the Committee’s authority with respect to matters concerning participants below the Executive Officer level is delegated to the Chief Executive Officer and Chief People Officer of the Company.

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Eligibility. The Committee may grant one or more awards to any employee of the Company or its subsidiaries (determined in accordance with the LTIP) and to any director of the Company (the “Participants”). Awards may be granted to an eligible individual in connection with hiring, retention or otherwise and prior to the first day on which the eligible individual provides services to the Company or its subsidiaries (provided that the award may not vest until the individual first performs services). As of December 29, 2012, the Company and its subsidiaries had approximately 523,000 employees. The specific Participants who are granted awards under the LTIP and the type and amount of any such award is determined and designated by the Committee.

Awards.

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OPTIONS. The Committee may grant options under the LTIP to purchase stock which options may be either non-qualified stock options or incentive stock options. The purchase price of a share of stock under each option shall not be less than the closing price of a share of stock on the date the option is granted. The option shall be exercisable in accordance with the terms established by the Committee. In general, the Committee intends that the option terms will provide that options will become exercisable in equal proportions on the four anniversary dates after grant and will require the Participant to be employed up until the date of exercise. From time to time, the Committee may award “Chairman’s Awards” for superlative performance. These grants may vest over four or five years as determined by the Committee. In any event, the Committee reserves the right to grant options with other terms that are in accordance with the terms of the LTIP. The full purchase price of each share of stock purchased upon the exercise of any option shall be paid at the time of exercise. Except as otherwise determined by the Committee, the purchase price shall be payable in cash, in stock (valued at closing price as of the day of exercise), or in any combination thereof. The Committee may impose such conditions, restrictions, and contingencies on stock acquired pursuant to the exercise of an option as the Committee determines to be desirable. Except as provided in the LTIP with respect to adjustment to shares in the event of a corporate transaction, the exercise price for any outstanding stock option may not be decreased after the date of grant nor may an outstanding stock option be surrendered to the Company as consideration in exchange for the grant of a new stock option with a lower exercise price.

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STOCK APPRECIATION RIGHTS. The Committee may grant a stock appreciation right (“SAR”) in connection with any portion of a previously or contemporaneously granted option or independent of any option grant. A SAR entitles the Participant to receive the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the Committee. The exercise price may not be less than the closing price of a share of the stock on the date the SAR is granted. Such excess amount shall be payable in stock, in cash, or in any combination thereof, as determined by the Committee.

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OTHER STOCK AWARDS. The Committee may grant stock units (a right to receive stock in the future), performance shares (a right to receive stock or stock units contingent upon achievement of performance or other objectives), performance units (a right to receive a designated dollar amount of stock contingent on achievement of performance or other objectives) and restricted stock and restricted stock units (a grant of stock and the right to receive stock in the future, respectively, with such shares or rights subject to a risk of forfeiture or other restrictions that lapse upon the achievement of one or more goals relating to completion of service by the Participant or the achievement of performance or other objectives, as determined by the Committee). Any such award shall be subject to such conditions, restrictions and contingencies as the Committee determines.

Vesting. Vesting of restricted shares, restricted stock units, performance shares or performance units granted to Participants is based on achievement of performance objectives, completion of a specified period of service, or both. In the case of awards to employees, the LTIP requires that, if vesting is contingent solely on completion of a period of service (and is not granted in lieu of other compensation), the minimum service required will be three years (subject to acceleration for death, disability, retirement, change in control, and certain involuntary termination), except in the case of annual incentive deferrals where the minimum vesting period is two years for awards granted in the form of restricted shares. These awards are granted as a settlement of earned annual cash incentives and are designed to encourage employee stock ownership. In addition, employees are permitted to defer their salary or annual cash incentive into stock units payable at a date elected by the employee. This feature is also designed to encourage employee stock ownership.

Performance Goals. The Committee may designate whether any award being granted to any Participant is intended to be qualified performance-based compensation. Any such awards designated as intended to be qualified performance-based compensation shall be conditioned on the achievement of one or more performance measures to the extent required by Section 162(m). The performance goals that may be used by the Committee for the awards described above may be based on any one or more of the following Company, subsidiary, operating unit or division performance measures: cash flow; earnings; earnings per share; market value added or economic value added; profits; return on assets; return on equity; return on investment; revenues; stock price; total shareholder return; customer satisfaction metrics; or restaurant unit development. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity, shares outstanding, investments, assets or net assets.

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Authorized Shares. The LTIP provides for 70,600,000 shares that may be delivered under the LTIP (subject to the adjustment for any future stock splits or other capital transactions as described below). To the extent any shares of stock covered by an award are not delivered to a Participant or beneficiary because the award is forfeited or canceled, or the shares of stock are not delivered because the award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the LTIP. If the exercise price of any stock option granted under the LTIP is satisfied by tendering shares of stock to the Company (by either actual delivery or by attestation), only the number of shares of stock issued net of the shares of stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of stock available for delivery under the LTIP. For purposes of applying the limit of the number of shares of stock available under the LTIP, each share of stock delivered to a Participant or beneficiary pursuant to the grant of other stock awards (including stock units, restricted stock units, performance shares, performance units, and restricted stock) would be counted as covering two shares of stock, and would reduce the total number of shares of stock available for delivery under the LTIP by two shares; except, however, restricted shares or restricted units granted as settlement of earned annual incentives or base salary will be counted as covering one share and will reduce the total number of shares of stock available for delivery under the LTIP by one share.

Maximum Amount of Compensation. The following maximums apply to grants of awards:

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a maximum of 9,000,000 shares of stock may be issued for options and SARs granted to any one individual in any five calendar-year period;

•

a maximum of 3,000,000 shares of stock may be issued for stock unit, restricted stock, restricted stock unit, and performance share awards that are intended to be qualified performance-based compensation (for Section 162(m) purposes) granted to any one individual during any five calendar-year period;

•

a maximum of 12,000,000 shares of stock may be issued for stock units, restricted stock, restricted stock units, performance shares, and performance units awards (except that stock units and restricted stock granted with respect to the deferral of salary or annual cash incentive awards and in lieu of the receipt of such awards will not count toward this maximum); and

•

a maximum of $10,000,000 may be covered by performance unit awards that are intended to be qualified performance-based compensation (for Section 162(m) purposes) granted to any one individual during any one calendar-year period.

Adjustments. In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee will make equitable adjustments to awards to preserve the benefits or potential benefits of the awards as the Committee determines to be necessary and appropriate. Action by the Committee may include: (i) adjustment of the number and kind of shares (or other property) which may be delivered; (ii) adjustment of the number and kind of shares subject to outstanding awards; (iii) adjustment of the grant or exercise price of outstanding options and SARs; and (iv) the terms, conditions or restrictions of outstanding awards and/or award agreements.

Change in Control. Generally, the Committee may provide under the terms of any award that upon a change in control, as defined in the LTIP, all outstanding options and SARs will become fully exercisable and all stock units, restricted stock, restricted stock units and performance shares will become fully vested. Under current practice, any restricted shares attributable to deferrals under the Company’s income deferral plan shall become fully vested upon a change of control. Effective for awards granted in 2013 and beyond, outstanding options and SARs will become fully exercisable and other stock awards will fully vest immediately if the Participant is employed on the date of a change in control of the Company and the Participant’s employment is involuntarily terminated (other than by the Company for cause) on or within two years following the change in control (“double trigger” vesting).

Amendments. The Board may, at any time, amend or terminate the LTIP, provided that no amendment or termination may, in the absence of consent to the change by the affected Participant, adversely affect the rights of any Participant or beneficiary under any award granted under the LTIP prior to the date such amendment is adopted by the Board. In addition, without shareholder approval, no amendment may increase the limits on shares reserved for issuance under the LTIP or the maximum individual limits described above, decrease the minimum option or SAR exercise price or modify the restrictions on repricing, expand the class of persons eligible to receive awards under the LTIP, or decrease the minimum vesting provisions for service-based awards (described above). Adjustments in the event of a corporate transaction or reorganization are not subject to the foregoing restrictions.

Tax Treatment of Awards. The following is a brief description of the U.S. federal income tax treatment that will generally apply to awards under the LTIP based on current U.S. federal income tax rules.

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NON-QUALIFIED STOCK OPTIONS. The grant of a non-qualified stock option will not result in taxable income to the Participant. Except as described below, the Participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the stock acquired over the exercise price for those shares, and the Company will be entitled to a corresponding tax deduction. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such stock equal to the fair market value of the shares at the time of exercise.

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INCENTIVE STOCK OPTIONS. The grant of an incentive stock option will not result in taxable income to the Participant. The exercise of an incentive stock option will not result in taxable income to the Participant provided that the Participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the Participant is disabled, as that term is defined in the Internal Revenue Code). The excess of the fair market value of the stock at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the Participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. If the Participant does not sell or otherwise dispose of the stock within two years from the date of the grant of the incentive stock option or within one year after the transfer of such stock to the Participant, then, upon disposition of such stock, any amount realized in excess of the exercise price will be taxed to the Participant as capital gain and the Company will not be entitled to a corresponding tax deduction. A capital loss will be recognized to the extent that the amount realized is less than the exercise price. If the foregoing holding period requirements are not met, the Participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding tax deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the Participant will recognize no ordinary income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

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STOCK APPRECIATION RIGHTS. The grant of a SAR will not result in taxable income to the Participant. Upon exercise of a SAR, the amount of cash or the fair market value of stock received will be taxable to the Participant as ordinary income and the Company will be entitled to a corresponding deduction. Gains and losses realized by the Participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

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PERFORMANCE SHARES AND PERFORMANCE UNITS. A Participant who has been granted a performance share award or performance unit award will not realize taxable income at the time of grant. The Participant will have compensation income at the time of distribution equal to the amount of cash received and the then fair market value of the distributed shares. The Company will be entitled to a corresponding tax deduction.

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RESTRICTED AND OTHER STOCK. A Participant who has been granted a restricted stock award will not realize taxable income at the time of grant and the Company will not be entitled to a corresponding deduction, assuming that the restrictions constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the vesting of stock subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding tax deduction. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the Participant and the Company will be entitled to a corresponding tax deduction. A Participant may elect pursuant to Section 83(b) of the Internal Revenue Code to have income recognized at the date of grant of a restricted stock award and to have the applicable capital gain holding period commence as of that date. If the Participant makes this election, the Company will be entitled to a corresponding tax deduction.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

What is the recommendation of the Board of Directors?

The Board of Directors Recommends That You Vote FOR Approval of This Proposal.

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ITEM 5    Shareholder Proposal Regarding Packaging Recycling (Item 5 on the Proxy Card)

What am I voting on?

As You Sow has advised us that it intends to present the following shareholder proposal at the Annual Meeting. We will furnish the address and share ownership of the proponent upon request.

Packaging Recycling

WHEREAS discarded food service and product packaging is a source of waste and greenhouse gas (GHG) emissions, a significant consumer of natural resources and energy, and implicated in the impairment and death of marine animals. More than half of U.S. product packaging is discarded rather than recycled. Only a negligible amount of food service packaging is recycled in the U.S. Just 12% of all plastic packaging is recycled. The value of wasted packaging is estimated at $11billion annually.

Packaging waste is a large component of marine debris which has impacted 663 species, according to a report by the Convention on Biological Diversity. Nine of the top 10 reported beach debris items are packaging or containers: caps/lids, plastic bags, food wrappers, plastic utensils, plastic straws, paper bags, plastic bottles, glass bottles and metal cans. Ingestion can be fatal, but also compromise the ability of marine animals to capture and digest food, sense hunger, escape from predators, and reproduce. Ingestion of micro-plastics is also of concern as it could provide a pathway for transport of harmful chemicals. Recycling of food service packaging could reduce the volume of materials that ends up as ocean debris.

YUM! Brands 2010 corporate social responsibility report states that understanding and addressing the impact of packaging on the environment is a long-term imperative for the sustainability of its business, yet the company has no comprehensive packaging recycling strategy or stated goals for collecting and recycling the containers that its food and beverages are sold in.

Our competitor Starbucks has committed to recycle all post-consumer paper and plastic cups left in its cafes by 2015. It offers a discount for customers who provide reusable beverage containers and pledged to serve 25% of beverages from reusable containers by 2015. Its beverage cups have 10% recycled content.

Yum! Brands pledged in its 2010 report to recycle its packaging, but has not provided a specific goal or timeline. The company said it would educate consumers and stakeholders about its approach to environmental sustainability and corporate social responsibility related to packaging, yet has not responded to numerous inquiries from proponent seeking information on program activities.

Increased recycling can also reduce reliance on virgin raw materials, make more materials available to provide recycled content in new packaging, and reduce carbon footprint and energy usage.

BE IT RESOLVED THAT Shareowners of YUM! Brands request that the board of directors adopt a comprehensive on-premises recycling strategy for food and beverage packaging. The strategy should include aggressive recycling goals for all food service packaging as feasible and development of recycled content goals for packaging. The board shall prepare a report by September 1, 2013 on the company’s efforts to implement this strategy. The report, to be prepared at reasonable cost, may omit confidential information.

SUPPORTING STATEMENT

We believe the requested report is in the best interest of YUM! and its shareholders. Leadership in this area will protect our brand and enhance the company’s reputation.

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Management Statement in Opposition to Shareholder Proposal

What is the Company’s position regarding this proposal?

The Board of Directors recommends that shareholders vote AGAINST this proposal.

YUM is committed to being a responsible global citizen and developing a long-term strategy to reduce our impact on the environment and in our communities. An important component of our long-term strategy is providing environmentally-preferable food packaging to our consumers, while maintaining our ability to serve food safely, quickly and conveniently through the use of disposable packaging. Our food packaging is consistent with standardized packaging available in our industry; however, we want to go even further. We recognize that addressing our packaging impact is important to our shareholders and imperative for the long-term sustainability of our business.

We have published Sustainable Sourcing and Waste Recovery Principles that articulate our move toward sustainable sourcing of paper and paper-based packaging products and increasing the amount of recycled contents in our packaging, as permitted by regulatory authorities and technical efficiencies. To show our commitment, we are working with the Food Packaging Institute (FPI) on its paper recovery efforts. We are also a founding member of the Paper Recovery Alliance (PRA) and in this role we have the opportunity to influence the infrastructures of, and build scale for, future paper recovery projects. We also work with key waste providers on recovery/recycling market tests. Our Brands continue to work with our suppliers on innovation in sustainable packaging that, where allowable by law, would increase the amount of recycled content.

In addition, our Brands inside and outside of the U.S. are developing initiatives directed specifically toward sustainable food packaging and including greater recycled content:

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Pizza Hut U.S.’s, packaging includes 95% fiber sourced from certified forests or recycled sources by weight and, after its packaging is used, 98% of the materials are capable of being recycled.

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Our KFC United Kingdom team has increased the recyclability of the KFC bucket by eliminating the bucket’s plastic coating, moved to napkins that are made from 100% recycled fiber sources and changed foil wrappers for certain food products to paper wrappers that are 100% recyclable and biodegradable.

•

KFC U.S., in 2011, reduced plastic packaging in the KFC U.S. system from 40% to 28% by weight, purchased 78% of all new wood fiber products from third–party certified sources and made 25% of all paper packaging from recycled content.

More information on our recycling, packaging and other sustainability and corporate social responsibility efforts in general may be found in our 2012 Corporate Social Responsibility report at www.yum.com/CSR.

Why does the Company oppose the proposal?

The proponent’s shareholder proposal requests a comprehensive on-premises recycling strategy for packaging as well as aggressive recycling and recycled content goals. YUM does not believe in “green washing” and, unfortunately, there is currently insufficient infrastructure to support recycling of food-service packaging. FDA regulations limit the amount of recycled content within food packaging in the U.S. and in some of our large foreign markets recycled content is not permitted in food service packaging. In addition, there is insufficient education within the U.S. around proper recycling. The waste within our restaurants has to be properly sorted by consumers to prevent contamination and the product mix of restaurant waste has a level of contamination that most material recovery facilities cannot process currently. YUM is actively doing its part to work through these challenges but, ultimately, proper food-service recycling is an industry-wide challenge that we believe needs to be worked on collectively. As a founding member of Paper Recovery Alliance, YUM is helping shape that conversation. We oppose this proposal because as described above YUM already is developing goals and implementing initiatives related to recycling as part of its long-term strategy. Adoption of the proponent’s proposal will cost the Company money and resources but would be duplicative of YUM’s continued efforts and will not further YUM’s strategy in any meaningful way.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

What is the recommendation of the Board of Directors?

The Board of Directors Recommends That You Vote AGAINST This Proposal.

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STOCK OWNERSHIP INFORMATION

Who are our largest shareholders?

As of December 31, 2012 the Company did not know of any shareholder that was the owner of more than 5% of YUM common stock.

How much YUM common stock is owned by our directors and executive officers?

This table shows the beneficial ownership of YUM common stock as of December 31, 2012 by

•

each of our directors,

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each of the executive officers named in the Summary Compensation Table on page 44, and

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all directors and executive officers as a group.

Unless we note otherwise, each of the following persons and their family members has sole voting and investment power with respect to the shares of common stock beneficially owned by him or her. None of the persons in this table holds in excess of one percent of the outstanding YUM common stock. Directors and executive officers as a group beneficially own approximately 2%. Our internal stock ownership guidelines call for the Chairman to own 336,000 shares of YUM common stock or stock equivalents. Guidelines for our other Named Executive Officers call for them to own 50,000 shares of YUM common stock or stock equivalents within five years following their appointment to their current position.

The table shows the number of shares of common stock and common stock equivalents beneficially owned as of December 31, 2012. Included are shares that could have been acquired within 60 days of December 31, 2012 through the exercise of stock options, stock appreciation rights (“SARs”) or distributions from the Company’s deferred compensation plans, together with additional underlying stock units as described in footnote (4) to the table. Under SEC rules, beneficial ownership includes any shares as to which the individual has either sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days through the exercise of any stock option or other right.

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Name	Beneficial Ownership					Additional Underlying Stock Units(4)	Total
	Number of Shares Beneficially Owned(1)		Options/SARS Exercisable within 60 Days(2)	Deferral Plans Stock Units(3)	Total Beneficial Ownership
David C. Novak	314,077		1,725,672	1,375,417	3,415,166	1,039,865	4,455,031
Michael J. Cavanagh(5)	0		0	0	0	2,645	2,645
David W. Dorman	41,691		19,591	0	61,282	5,254	66,536
Massimo Ferragamo	56,829		9,115	43,130	109,074	29,798	138,872
Mirian M. Graddick-Weir	0		88	0	88	4,947	5,035
J. David Grissom	107,933	(6)	9,115	2,055	119,103	0	119,103
Bonnie G. Hill	1,748		20,473	11,961	34,182	14,896	49,078
Jonathan S. Linen	14,438	(7)	19,591	0	34,029	30,907	64,936
Thomas C. Nelson	8,288		4,560	0	12,848	30,761	43,609
Thomas M. Ryan	27,811	(8)	20,473	1,712	49,996	30,862	80,858
Robert D. Walter	52,003		5,783	0	57,786	18,435	76,221
Patrick Grismer	18,214	(9)	105,126	0	123,340	9,126	132,466
Jing-Shyh S. Su	351,632	(10)	1,275,561	17,233	1,644,426	233,166	1,877,592
Richard T. Carucci	26,833	(11)	515,374	12,509	554,716	127,686	682,402
Muktesh Pant	9,529		334,372	7,782	351,683	89,458	441,141
All Directors and Executive Officers as a Group (22 persons)	1,135,607		5,407,166	1,622,761	8,165,534	2,030,781	10,196,315

(1)

Shares owned outright. These amounts include the following shares held pursuant to YUM’s 401(k) Plan as to which each named person has sole voting power:

•

Mr. Novak, 31,913 shares

•

Mr. Grismer, 6,614 shares

•

Mr. Pant, 1,941 shares

•

all directors and executive officers as a group, 43,050 shares

(2)

The amounts shown include beneficial ownership of shares that may be acquired within 60 days pursuant to stock options and SARs awarded under our employee or director incentive compensation plans. For stock options, we report shares equal to the number of options exercisable within 60 days. For SARs we report the shares that would be delivered upon exercise (which is equal to the number of SARs multiplied by the difference between the fair market value of our common stock at year-end and the exercise price divided by the fair market value of the stock).

(3)

These amounts reflect units denominated as common stock equivalents held in deferred compensation accounts for each of the named persons under our Director Deferred Compensation Plan or our Executive Income Deferral Program. Amounts payable under these plans will be paid in shares of YUM common stock at termination of directorship/employment or within 60 days if so elected. This amount also includes performance share unit awards granted in 2010 by the Management Planning and Development Committee that vested on December 29, 2012 and to which performance was certified in January 2013. The distribution amounts are the following: Mr. Novak 41,137; Mr. Su 17,233; Mr. Carucci 12,509; and Mr. Pant 7,782. All executive officers as a group received distributions in total of 108,406 awards.

(4)

Amounts include units denominated as common stock equivalents held in deferred compensation accounts which become payable in shares of YUM common stock at a time (a) other than at termination of employment or (b) after March 1, 2013. For Mr. Novak, those amounts also include restricted stock units awarded in 2008 that vested in 2012. For Mr. Su, amounts also include restricted stock units awarded in 2010 that will vest in 2015.

(5)

Mr. Cavanagh joined the Board effective November 16, 2012.

(6)

This amount includes 26,000 shares held in trusts.

(7)

This amount includes 10,000 shares held in a trust.

(8)

These shares are held in a trust.

(9)

These shares are held in trusts.

(10)

This amount includes 278,361 shares held indirectly.

(11)

These shares are held in trusts.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of the outstanding shares of YUM common stock to file with the SEC reports of their ownership and changes in their ownership of YUM common stock. Directors, executive officers and greater-than-ten percent shareholders are also required to furnish YUM with copies of all ownership reports they file with the SEC. To our knowledge, based solely on a review of the copies of such reports furnished to YUM and representations that no other reports were required, all of our directors and executive officers complied with all Section 16(a) filing requirements during fiscal 2012.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis describes our executive compensation philosophy and program, the decisions the Management Planning and Development Committee (the “Committee”) has made under this program and factors considered in making those decisions. This Compensation Discussion and Analysis focuses on the compensation of the following Named Executive Officers for 2012:

Name	Title
David C. Novak	Chairman of the Board and Chief Executive Officer
Patrick J. Grismer	Chief Financial Officer
Jing-Shyh S. Su	Vice Chairman of the Board and Chairman and Chief Executive Officer – China Division
Richard T. Carucci	President
Muktesh Pant	Chief Executive Officer – Yum Restaurants International

2012 Business Highlights

The power of YUM lies in our ability to deliver consistently strong results. In 2012, our global portfolio of leading brands once again delivered strong results highlighted by the following:

•

Achieved strong year-over-year growth in earnings per share (excluding special items) of 13%—marking the eleventh consecutive year that we exceeded our annual target of at least 10%

•

Opened a record 1,976 new restaurants outside the United States

•

Grew operating profits by 12% (prior to special items and foreign currency translation)

•

Generated $1.6 billion in net income—a new high

Our shareholders benefited from our strong year as our total shareholder return during the 2012 calendar year was 15%.

Relationship Between Company Pay and Performance

Our compensation programs are designed to:

•

Serve the long-term interests of our shareholders

•

Support our vision to be the Defining Global Company That Feeds the World

•

Pay for performance

•

Attract, reward and retain talented leaders

We believe our management team has been a distinctive driver in YUM’s strong performance over both the short and long term. Therefore, we provide a very competitive compensation package to our executives and tie a significant portion of their pay to performance in order to ensure alignment with the interests of our shareholders.

For 2012, we highlighted four major growth strategies we have communicated to investors for several years:

•

Build leading brands in China in every significant category

•

Drive aggressive international expansion and build strong brands everywhere

•

Dramatically improve U.S. brand positions, consistency and returns

•

Drive industry-leading long-term shareholder and franchisee value

Our compensation program is designed to support these growth strategies which drive Company profitability and shareholder value.

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The success of our strategy is evidenced by our consistent year-over-year EPS growth and the related increase in our stock price and Total Shareholder Return (“TSR”) over the past ten years.

EARNINGS PER SHARE* - TEN YEAR GROWTH

*For purposes of calculating the year-over-year growth in EPS in the chart above, EPS excludes special items believed to be distortive of consolidated results on a year-over-year basis and the initial impact of expensing stock options in 2005. The special items excluded are the same as those excluded in the Company’s annual earnings releases. EPS growth is calculated based on YUM’s fiscal year end which ends the last Saturday of each calendar year. The total shareholder return reflects a calendar year end of December 31, 2012.

In addition to EPS growth, our strategy’s success is demonstrated by our one-, three-, five- and ten-year results for TSR as compared to our executive compensation peer group (“Executive Peer Group”) and the S&P 500. Consistently strong total shareholder return, especially over the long term, means not only are we creating value for shareholders but our superior relative results suggests we are exceeding shareholder expectations compared to the market generally.

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TOTAL SHAREHOLDER RETURN

As the chart below demonstrates, our Chief Executive Officer’s total direct compensation, comprised of base salary, bonus paid and annual long-term incentive award value has remained relatively flat from 2009-2012. Since the beginning of 2008, the cumulative total shareholder return for our investors was 93%.

CEO DIRECT COMPENSATION(1)

(1) Represents our CEO’s base salary, stock options/SARS, non-equity incentive plan compensation for each year (see columns c, d, e, and f from Summary Compensation Table) and excludes income attributable to pension and other compensation (see columns g and h from Summary Compensation Table).

(2) In 2008, Mr. Novak received a special retention award of $7,000,000 granted after the expiration of his employment agreement. Mr. Novak’s total direct compensation in 2008 before consideration of this special one-time award was $11,500,000 and relatively consistent with the total direct compensation he received in 2009 through 2012.

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Shareholder Outreach and Engagement

At our 2012 Annual Meeting of Shareholders, over 70% of votes cast were in favor of our Named Executive Officers’ compensation program as disclosed in our 2012 Proxy Statement. While these results represented a substantial majority support, we initiated an extensive shareholder outreach program to better understand our investors’ opinions on our compensation practices. Members of our board of directors and management were directly involved in this effort, including engaging in a dialogue with two proxy advisory firms, to explain why we believe our pay for performance philosophy has benefited shareholders over the long term. We appreciate the feedback from our shareholders and the proxy advisory firms.

Changes Made After Committee Consideration of Feedback

After review and consideration of the shareholder vote and feedback, the Committee unanimously approved and we made the following changes to our compensation program for 2013:

•

Updated the Company’s Executive Peer Group to better align the size of the peer group companies with YUM

•

Eliminated use of similar metrics in short-term incentive (“STI”) and long-term incentive (“LTI”) programs by re-designing 2013-2015 performance share plan to measure relative total shareholder return vs. the S&P 500

•

Increased use of performance criteria in LTI by changing the CEO’s mix from 90% Stock Appreciation Rights and 10% Performance Shares to 75% Stock Appreciation Rights and 25% Performance Shares

•

Discontinued Mr. Novak’s accruing nonqualified pension benefits under the Pension Equalization Plan (PEP) effective January 1, 2012 and, effective January 1, 2013, replaced his PEP benefit with a pension account determined under the Leadership Retirement Plan. The Committee made this change to provide Mr. Novak a long term benefit that is similar to what he would have received under PEP assuming historically normal interest rates, and to provide him an annual benefit amount that will not fluctuate from year-to-year due to interest rate volatility. Beginning in 2013, Mr. Novak will receive an allocation to his pension account equal to 9.5% of his salary and target bonus and will receive an annual interest allocation on his account balance equal to 120% of the applicable federal rate. (See footnote (5) to the Summary Compensation Table at page 45 for further details)

•

Consistent with the dominant governance model, eliminated excise tax gross-ups upon a change in control for current and future agreements and implemented double trigger vesting upon a change in control of the Company for equity awards made in 2013 and beyond

The changes described above reinforce our longstanding commitment to an executive compensation philosophy that emphasizes performance while at the same time is a direct response to the feedback we received.

YUM’s Compensation Philosophy

YUM’s compensation philosophy for the Named Executive Officers is reviewed annually by the Committee, and has the following key principles:

•

Reward performance

•

Pay our executives like owners

•

Design pay programs that align team and individual performance, customer satisfaction and shareholder return

•

Emphasize long-term incentive compensation

•

Require Named Executive Officers and other executives to personally invest in Company stock

Key Elements of Our Executive Compensation Program

•

Pay for Performance – The majority of Named Executive Officer pay is performance based. We establish annual division, corporate and individual performance targets designed to achieve our annual EPS growth target of at least 10%.

•

Retain and Reward the Best Talent to Achieve Superior Shareholder Results – To be consistently better than our competitors, we need to recruit and retain superior talent who are able to drive superior results. We have structured our compensation programs to motivate and reward these results.

•

Long-Term Incentives are Linked to Our Shareholder Value – Our belief is simple, if we create value for shareholders then we share a portion of that value with those responsible for the results. If no value is created then there is little or no reward from our long-term incentive structure. Stock Appreciation Rights and Performance Shares are designed to align the interests of the Company’s executives with those of shareholders by encouraging executives to grow the value of the Company.

•

Strong Stock Ownership Guidelines – We have always required our Named Executive Officers (and top 600 employees) to meet stock ownership guidelines. All Named Executive Officers exceed their guidelines.

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In addition, we have established the following policies for our programs:

•

Compensation recovery (i.e., “clawback”)

•

Limit on future severance agreements

•

Double trigger vesting of equity awards upon change in control

•

No employment agreements

•

No re-pricing of stock appreciation rights or stock options

•

No excise tax gross-ups upon change in control

•

No hedging or pledging of Company stock

•

No inclusion of the value of equity awards in pension calculations

•

No tax gross-ups

•

Independent compensation consultant to advise Management Planning and Development Committee

2012 Executive Compensation Program and Decisions

Our annual compensation program has three primary pay components:

•

Base salary

•

Annual performance-based cash bonuses

•

Long-term equity performance-based incentives

Our target pay philosophy for these components as compared to the market is (see page 35 for discussion on comparator group):

•

Chief Executive Officer total cash and total compensation at the 75th percentile

•

Named Executive Officer base salary between the 50th and 75th percentile, bonus target at 75th percentile and long-term incentives at the 50th percentile

The Committee reviews the pay mix at several specific companies in our Executive Peer Group, and also considers the pay mix of the Executive Peer Group as a whole.

As the graph below shows, and consistent with our philosophy to reward performance, the performance-based bonus and equity incentives constitute by far the largest portion of target direct compensation for our Named Executive Officers:

Details regarding compensation decisions follow.

How Compensation Decisions Are Made

Role of the Committee and Chief Executive Officer

In January of each year, the Committee reviews the performance and total compensation package of our Chief Executive Officer and the other Named Executive Officers. The Committee reviews and establishes each Named Executive Officers’ total compensation target for the current year which includes base salary, annual bonus opportunities and long-term incentive awards. The Committee’s decisions impacting our Chief Executive Officer are also reviewed and ratified by the independent members of the Board.

In making these compensation decisions, the Committee relies on the Chief Executive Officer’s in-depth review of the performance of the other Named Executive Officers as well as competitive market information. Compensation decisions are ultimately made by the Committee using its judgment, focusing primarily on each Named Executive Officer’s performance against his or her financial and strategic objectives, qualitative factors and the Company’s overall performance. In making its decisions, the Committee also considers the total compensation of each Named Executive Officer and retains discretion to make compensation decisions that are reflective of overall business performance.

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Role of the Independent Consultant

The Committee’s charter states the Committee may retain outside compensation consultants, lawyers or other advisors. The Committee retains an independent consultant, Meridian Compensation Partners, LLC, to advise it on certain compensation matters. The Committee has instructed Meridian that:

•

they are to act independently of management and at the direction of the Committee

•

their ongoing engagement will be determined by the Committee

•

they are to inform the Committee of relevant trends and regulatory developments

•

they are to provide compensation comparisons based on information that is derived from comparable businesses of a similar size to the Company for the Named Executive Officers

•

they are to assist the Committee in its determination of the annual compensation package for our Chief Executive Officer and our Named Executive Officers

The Company considered the following factors, among others, in determining that Meridian meets the criteria to serve as the Committee’s independent compensation consultant:

•

Meridian did not provide any services to the Company unrelated to executive compensation

•

Meridian has no business or personal relationship with any member of the Management Planning and Development Committee or management

•

Meridian’s partners and employees who provide services to the Committee are prohibited from owning YUM stock per Meridian’s firm policy

Use of Comparator Compensation Peer Group

Companies Included in the Executive Peer Group

The Executive Peer Group for all Named Executive Officers is made up of retail, hospitality and nondurable consumer product companies. The Committee established the current Executive Peer Group for the Chief Executive Officer and other Named Executive Officer compensation at the end of 2011 for pay actions in 2012. The group was chosen because the companies are reflective of the market in which we compete for executive talent, based on each company’s relative leadership position in their sector, relative size as measured by revenues, relative complexity of their business, and in some cases their global reach.

The peer group used for executive benchmarking is comprised of companies from the retail, food, beverage, nondurable consumer goods and quick service restaurant sectors as these represent the sectors with which the Company is most likely to compete for executive talent.

Company Name	2010 Revenues ($billions)	Company Name	2010 Revenues ($billions)
Autozone Inc.	$7.4	Kimberly-Clark Corporation	$19.1
Avon Products Inc.	$10.4	Kraft Foods Inc.	$40.4
Campbell Soup Company	$7.7	Macy’s Inc.	$23.5
Coca-Cola Company	$31.0	Marriott International	$10.9
Colgate Palmolive Company	$15.3	McDonald’s Corporation	$22.7
Darden Restaurants Inc.	$7.1	Nike Inc.	$19.0
Gap Inc.	$14.2	Officemax Inc.	$7.2
General Mills Inc.	$14.8	PepsiCo Inc.	$43.2
H.J. Heinz Company	$10.5	Staples Inc.	$24.3
J C Penney Company Inc.	$17.6	Starbucks Corporation	$9.8
Kellogg Company	$12.6	Unilever USA	data not publicly available
Kohl’s Corporation	$17.2	YUM! Brands, Inc.	$18.3	(1)
(1) 2011 estimated Company sales + 25% of estimated franchisee and licensee sales

Periodically the Committee, with Meridian’s assistance, reviews the composition of the Executive Peer Group to ensure the companies remain relevant for comparative purposes. For 2013 benchmarking, the Committee removed Coca-Cola, PepsiCo and Kraft from the Executive Peer Group in order to better align the size of the peer group companies with YUM.

Revenue size often correlates with the market value of compensation for senior executive positions. For companies with significant franchise operations, measuring size is a more involved undertaking. This is because there are added complexities and responsibilities for managing the relationships, arrangements, and overall scope of the enterprise franchising introduces, in particular, managing product introductions, marketing, driving new unit development, and driving customer satisfaction and overall operations improvements across the entire franchise system. Accordingly, in calibrating size-adjusted market values, our philosophy is to add 25% of estimated franchisee and licensee sales to the Company’s estimated sales in any particular year to establish an appropriate revenue benchmark to determine the market value of various components of compensation for the following year. The reason for this approach is based on our belief that the correct calibration of complexity and responsibility (and therefore market values) lies between corporate-reported (or divisional) revenues and system wide revenues. The application of this philosophy means that, for purposes of the 2012 benchmarking, the Company, when considering franchisee sales, was viewed as having estimated revenues of $18.3 billion. Specifically, this amount was determined by adding 2011 estimated Company sales of $10.7 billion and 25% of estimated franchisee and licensee sales (from which the Company derives revenues in the form of royalties) of $30.5 billion. (Revenue from 2010 was used for peer companies since the benchmarking was prepared at the end of 2011 for making pay decisions in 2012 and at that time the most recent publicly available information for all of the peer companies dated from year-end 2010.)

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Comparator Compensation Data

One of the factors our Committee uses in setting executive compensation is an evaluation of how our target and actual compensation levels compare to those of similarly situated executives in our Executive Peer Group. The Company has a philosophy for its Named Executive Officers (other than for the CEO) to target the 50th to 75th percentile for base salary, 75th percentile for target bonus and 50th percentile for long-term incentives. For the Chief Executive Officer, the Company generally attempts to deliver pay at the 75th percentile of the market if he and the Company have superior performance, specifically, 75th percentile total cash and total direct compensation. For 2012, his total compensation was slightly below the 75th percentile.

Meridian provided the Executive Peer Group compensation data to the Committee and it was used as a frame of reference for establishing compensation targets for base salary, annual bonus and long-term incentives for all of the Named Executive Officers. The Committee uses this market information as a point of reference in considering potential compensation decisions. However, this is not the only factor considered for our Named Executive Officers’ compensation, and it does not supplant the analyses of the individual performance of all of the Named Executive Officers. Because the comparative compensation information is one of several factors used in the setting of executive compensation, the Committee applies discretion in determining the nature and extent of its use.

Decisions Impacting Chief Executive Officer 2012 Pay

For 2012, the Committee determined that our Chief Executive Officer’s base salary, target bonus and long-term incentive target were competitive as compared to our Executive Peer Group and it did not increase any of these elements.

In January 2012, the Committee made the following changes for the Chief Executive Officer in order to ensure actual pay reflects our target pay philosophy:

•

Consideration of Actual Bonus Paid – Used actual bonus paid rather than target bonus when benchmarking pay opportunities with the Executive Peer Group.

•

Determination of Stock Appreciation Rights – Determined the amount of his stock appreciation rights using an expected grant date fair value based on the full term rather than the expected term as this reflected the actual historical holding periods for stock appreciation rights grants to our Chief Executive Officer and, therefore, a more appropriate method of determining the award amount.

Effective January 1, 2012, the Committee discontinued Mr. Novak’s accruing nonqualified pension benefits under the Pension Equalization Plan (PEP) and, effective January 1, 2013, replaced his PEP benefit with a pension account determined under the Leadership Retirement Plan. The Committee made this change to provide Mr. Novak a long term benefit that is similar to what he would have received under PEP assuming historically normal interest rates, and to provide him an annual benefit amount that will not fluctuate from year-to-year due to interest rate volatility. Beginning in 2013, Mr. Novak will receive an allocation to his pension account equal to 9.5% of his salary and target bonus and will receive an annual interest allocation on his account balance equal to 120% of the applicable federal rate. (See footnote (5) to the Summary Compensation Table at page 45 for more detail.)

Base Salary

We pay base salary to compensate our Named Executive Officers for their primary roles and responsibilities and to provide a stable level of annual compensation. A Named Executive Officer’s actual salary varies based on the role, level of his responsibility, experience, individual performance, future potential and market value. Specific salary increases take into account these factors. In addition, salary increases may be warranted based on a promotion or change in the responsibilities of the Named Executive Officer. The Committee reviews the Named Executive Officers’ salary and performance annually.

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Based on the Committee’s review, the following actions were taken regarding base salary for 2012:

Named Executive Officer	2012 Base Salary	Action	Reason
Novak	$1,450,000	No increase	No increase since existing total cash compensation is slightly above our target philosophy
Grismer	$550,000	36% increase	Increase for promotion to Chief Financial Officer; adjustment placed his base salary below our target philosophy based on recent move to new role
Su	$1,100,000	10% increase	Increase for merit based on delivering sustained long-term results and for his leadership in running the China division; adjustment placed his base salary significantly above our target philosophy
Carucci	$900,000	12% increase	Increase for merit and promotion to President; adjustment placed his base salary slightly above our target philosophy
Pant	$750,000	No increase	No increase since existing base salary slightly above our target philosophy

Annual Performance-Based Cash Bonuses

Our performance-based annual bonus program, the Yum Leaders’ Bonus Program, is a cash-based plan. The principal purpose of the Yum Leaders’ Bonus Program is to motivate and reward strong team and individual performance that drives shareholder value.

The formula for calculating the performance-based annual bonus, under the Yum Leaders’ Bonus Program is:

Base Salary	×	Annual Target Bonus Percentage	×	Team Performance (0 – 200%)	×	Individual Performance (0 – 150%)	=	Bonus Payout (0 – 300%)

Bonus Targets

Based on the Committee’s review, the following actions were taken regarding bonus targets for 2012:

Named Executive Officer	2012 Bonus Target Percentage	Action	Reason
Novak	160%	No change	Unchanged because total target cash is at our target philosophy
Grismer	75%	Increase from 60%	Increase due to promotion to Chief Financial Officer and to be more consistent with our target philosophy
Su	115%	No change	Unchanged because existing annual incentive target opportunity is above our target philosophy
Carucci	120%	Increase from 100%	Increase due to promotion to President and to be more consistent with our target philosophy
Pant	100%	No change	Unchanged because existing annual incentive target opportunity is at our target philosophy

Determining Team Performance Measures, Targets and Weighting

The Committee established team performance measures, targets and weighting in January 2012 based on recommendations from management. The objectives were also reviewed by the Board to ensure the goals support the Company’s overall strategic objectives.

The performance targets were developed through the Company’s annual financial planning process, which takes into account division growth strategies, historical performance, and the future operating environment. These projections include profit growth to achieve our EPS growth target of at least 10%. The Committee has maintained our EPS growth target of at least 10% for over 10 years to optimize the long term and short term perspective on managing the business and believes this consistent year after year level of growth is a hallmark of a great company.

When setting targets for each specific team performance measure, the Company takes into account overall business goals and structures the target to motivate achievement of desired performance consistent with our EPS growth commitment to shareholders.

A leverage formula for each team performance measure magnifies the potential impact that performance above or below the performance target will have on the calculation of annual bonus. This leverage increases the payouts when targets are exceeded and reduces payouts when performance is below target. There is a threshold level of performance for all measures that must be met in order for any bonus dollars to be paid. Additionally, all measures have a cap on the level of performance over which no additional bonus dollars will be paid regardless of performance above the cap.

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The performance targets are the same as those we disclose to our investors and when determined to be appropriate by our committee may be slightly above or below disclosed guidance. Division targets may be adjusted during the year when doing so is consistent with the objectives and intent at the time the targets were originally set. In 2012, some division operating profit growth targets were adjusted to reflect certain Company-approved investments and restaurant divestitures not reflective of annual operating performance. These adjustments had no material impact on our Named Executive Officers’ compensation.

Summary of Earned Annual Incentives for 2012

The table below summarizes how the formula was applied and the actual amounts earned for 2012 performance.

Named Executive Officer	Base Salary Year End 2012		Annual Target Bonus Percentage		Team Performance		Individual Performance		Bonus Paid for 2012 Performance
Novak	$1,450,000	X	160%	X	152%	X	130%	=	$4,584,320
Grismer	$550,000	X	75%	X	152%	X	130%	=	$760,760
Su	$1,100,000	X	115%	X	129%	X	125%	=	$2,039,813
Carucci	$900,000	X	120%	X	155%	X	115%	=	$1,846,785
Pant	$750,000	X	100%	X	160%	X	135%	=	$1,620,000

Note: Mr. Carucci’s team factor is based on his role as CFO, as well as responsibility for KFC in the U.S. for 4 months at a blend of 90% YUM and 10% KFC team performance and for his role as President for 8 months at 100% YUM team performance.

Detailed Breakdown of 2012 Team Performance

The team performance targets, actual results, weights and overall performance for each measure for our Named Executive Officers are outlined below.

TEAM PERFORMANCE

Named Executive Officer	Measures	Target	Actual	Earned Award as % of Target	Weighting	Final Team Performance
Novak, Grismer and Carucci	Weighted Average Divisions’ Team Factors (1)			150	50%	75
	Earnings Per Share Growth (excluding special items)	10%	13%	153	50%	77
	TOTAL WEIGHTED TEAM PERFORMANCE - YUM BRANDS					152
Su	Operating Profit Growth (excluding impact of foreign exchange)	12%	9%	48	50%	24
	System Sales Growth	15%	20%	200	20%	40
	System Gross New Builds	550	889	200	20%	40
	System Customer Satisfaction	100	165	165	10%	17
	TOTAL WEIGHTED TEAM PERFORMANCE - CHINA DIVISION					121
	75% Division/25% YUM TP Factor					129
Pant	Operating Profit Growth (excluding impact of foreign exchange)(2)	10%	12%	148	50%	74
	System Sales Growth(3)	5.5%	7%	163	20%	33
	System Net Builds	370	515	200	20%	40
	System Customer Satisfaction	Blended	Blended	154	10%	15
	TOTAL WEIGHTED TEAM PERFORMANCE - YRI DIVISION					162
	75% Division/25% YUM TP Factor					160

(1)

Weighted average based on Division’s contribution to overall operating profit of YUM in 2012.

(2)

Actual operating profit growth was adjusted for the impact of certain non-recurring costs within our Pizza Hut U.K. market.

(3)

Actual system sales growth was adjusted for the impact of the 53rd week and the divestiture of LJS/A&W in 2011.

Note: Mr. Carucci’s team factor is based on his role as CFO, as well as responsibility for KFC in the U.S. for 4 months at a blend of 90% YUM and 10% KFC team performance and for his role as President for 8 months at 100% YUM team performance. Due to KFC’s performance this resulted in a 155 team performance for Mr. Carucci.

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Individual Performance

Our Board, under the leadership of the Management Planning and Development Committee Chair, approved Mr. Novak’s written goals at the beginning of the year and conducted a mid-year and year-end evaluation of his performance. These evaluations included a review of his leadership pertaining to the achievement of written goals that included business results, leadership in the development and implementation of Company strategies, and development of Company culture and talent.

The Committee determined that Mr. Novak’s overall performance for 2012 was above target and awarded him an individual performance factor of 130. This determination was based on the Committee’s assessment of Mr. Novak’s performance against his written goals including (without assigning a weight to any particular item):

•

13% EPS growth by delivering above-plan profit performance;

•

Breakthrough product innovation that drove same-store sales growth in every division;

•

Record number of units developed in China and YRI;

•

His development of strong leaders and fostering the employee culture in the Company; and

•

His continued commitment to corporate social responsibility through the World Food Programme and other hunger-related organizations

Individual performance of the Named Executive Officers (other than the Chief Executive Officer) is based upon the Committee’s subjective assessment of each Named Executive Officer’s performance for the year, including consideration of specific objective individual performance goals set at the beginning of the year. The Chief Executive Officer provides the Committee with his evaluation of each of the Named Executive Officer’s performance and recommends an individual performance rating to the Committee.

For Mr. Grismer, the Committee determined his performance as the Chief Financial Officer was above target and approved a 130 individual performance factor. This was based upon the overall strong financial results of the Company, success with our supply chain process improvement and leadership of growth initiatives.

For Mr. Su, the Committee determined his overall individual performance for 2012 was above target and approved a 125 individual performance factor. This was based upon the China Division achieving over $1 billion in operating profit for the first time, significantly exceeding its development and system sales growth targets and exceeding its customer satisfaction target.

For Mr. Carucci, the Committee determined his overall individual performance for 2012 was on target and approved a 115 individual performance factor. This determination was based upon his leadership of the Taco Bell, Pizza Hut and KFC US Divisions and Yum! Restaurants International Division along with the successful transition of Mr. Grismer to the Chief Financial Officer role.

For Mr. Pant, the Committee determined his overall individual performance for 2012 was above target and approved a 135 individual performance factor. This was based upon the Yum! Restaurants International Division significantly exceeding its development target and exceeding its operating profit growth, system sales growth and customer satisfaction targets.

Long-Term Equity Performance-Based Incentives

We provide performance-based long-term equity compensation to our Named Executive Officers to encourage long-term decision making which creates shareholder value. This means using vehicles that motivate and balance the tradeoffs between short-term and long-term performance. Performance-based long-term equity compensation also serves as a retention tool.

Our Named Executive Officers are awarded long-term incentives annually based on the Committee’s subjective assessment of the following items for each Named Executive Officer (without assigning weight to any particular item):

•

Prior year individual and team performance

•

Expected contribution in future years

•

Consideration of market value for these roles compared with similar roles in our Executive Peer Group

•

Achievement of stock ownership guidelines

In general, our stock options and SARs have ten-year terms and vest 25% per year over four years. Each SAR and stock option was granted with an exercise price based on the closing market price of the underlying YUM common stock on the date of grant.

Each year, the Committee reviews the mix of long-term incentives to determine if it is appropriate to continue predominantly using stock options and SARs as the long-term incentive vehicle. The Committee continues to choose stock options and SARs because they emphasize the Company’s focus on long-term growth and they reward employees only if the stock price increases. For each Named Executive Officer, the breakdown between SARs/stock option award and performance share unit award values can be found under the Summary Compensation Table, page 44 at columns d and e.

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Performance Share Units

The Performance Share Unit, or “PSU”, awards granted in 2012 can be earned based on a 3-year EPS growth over the period 2012-2014. The target, threshold and maximum shares that may be paid out under these awards for each Named Executive Officer are described at page 47.

For the performance period covering 2012 – 2014 fiscal years, each Named Executive Officer will earn a percentage of their target PSU award based on the achieved level of three-year EPS compound annual growth rate as set forth in the chart below:

EPS Growth	<7%	7%	8.5%	10%	11.5%	13%	14.5%	16%
Payout as % of Target	0%	50%	75%	100%	125%	150%	175%	200%

Dividend equivalents will accrue during the performance period and will be distributed as incremental shares but only in the same proportion and at the same time as the original PSUs are earned. If no PSUs are earned, no dividend equivalents will be paid. The PSUs are eligible for deferral under the Executive Income Deferral Plan. The target, threshold and maximum shares that may be paid out under these awards for each Named Executive Officer are described at page 47.

As discussed at page 33, the Committee changed the design of the Performance Share Unit awards granted in 2013. Awards for the 2013-2015 period will be earned based on 3-year average TSR relative to the companies in the S&P 500. The target grant value for the Chief Executive Officer is 25% of the LTI award value and for all other Named Executive Officers is set based on a value equal to 9 – 16% of the LTI award value.

For the performance period covering 2013-2015 fiscal years, each Named Executive Officer will earn a percentage of their target PSU award based on the achieved TSR percentile ranking as set forth in the chart below:

TSR Percentile Ranking	<40%	40%	50%	70%	90%
Payout as % of Target	0%	50%	100%	150%	200%

2012 Long-term Incentive Awards

Based on the Committee’s assessment as described above, the Committee set the following 2012 values for long-term incentive awards for each Named Executive Officer:

Named Executive Officer	2012 Grant Value	Reason
Novak	$7,195,000	This award brought his total direct compensation to slightly below the total direct compensation philosophy for our Chief Executive Officer
Grismer	$544,000	This award was made to Mr. Grismer prior to his promotion to CFO and reflected his prior role
Su	$3,105,000	Awarded significantly above our target philosophy based on delivering sustained long-term results and importance of his leadership in running the China Division
Carucci	$2,169,000	Awarded at our target philosophy based on his sustained long-term results in the CFO role
Pant	$2,154,000	Awarded significantly above our target philosophy based on delivering sustained long-term results in the YRI Division

Additional Compensation Elements

Retirement Benefits

We offer competitive retirement benefits through the YUM! Brands Retirement Plan (“Retirement Plan”). This is a broad-based qualified plan designed to provide a retirement income based on years of service with the Company and average annual earnings. In addition, the YUM! Brands, Inc. Pension Equalization Plan (“Pension Equalization Plan”), which is offered to employees at all levels who meet the eligibility requirements, is a “restoration plan” intended to restore benefits otherwise lost under the qualified plan due to various governmental limits. This plan is based on the same underlying formula as theRetirement Plan. The annual benefit payable under these plans to U.S.-based employees hired prior to October 1, 2001 is discussed following the Pension Benefits Table on page 51. Messrs. Novak and Carucci participate in the Retirement Plan and Mr. Carucci participates in the Pension Equalization Plan. As described at page 52, Mr. Novak ceased participating in the Pension Equalization Plan in 2012.

The Company provides retirement benefits for certain international employees designated by the Company as third country nationals through the YUM! Brands International Retirement Plan (“YIRP”). The YIRP is an unfunded, non-qualified defined benefit plan that provides benefits similar to, and pursuant to the same terms and conditions as, the Retirement Plan without regard to Internal Revenue Service limitations on amounts of includible compensation and maximum benefits. Mr. Su is the only Named Executive Officer who participates in the YIRP. The benefit payable under the YIRP is described following the Pension Benefits Table beginning at page 51.

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For executives hired or re-hired after September 30, 2001, the Company implemented the Leadership Retirement Plan. This is an unfunded, unsecured account-based retirement plan which allocates a percentage of pay to an account payable to the executive following the later to occur of the executive’s retirement from the Company or attainment of age 65. For 2012, Messrs. Grismer and Pant were the only Named Executive Officers eligible for the Leadership Retirement Plan. Under this plan they receive an annual allocation to their account equal to a percentage of their base salary and target bonus (9.5% for Mr. Grismer and 28% for Mr. Pant).

Medical, Dental, Life Insurance and Disability Coverage

We also provide other benefits such as medical, dental, life insurance and disability coverage to each Named Executive Officer through benefit plans, which are also provided to all eligible U.S.-based salaried employees. Eligible employees can purchase additional life, dependent life and accidental death and dismemberment coverage as part of their employee benefits package. In 2010, our broad-based employee disability plan was changed to limit the annual benefit coverage to $300,000. For all Named Executive Officers whose coverage was reduced as a result of the change, the Company purchased individual disability coverage through 2012 (provided employment continues) to restore the lost coverage resulting from the cap placed on the broad-based employee plan. Effective January 1, 2013, the Company no longer provides this individual disability coverage to our Named Executive Officers. This coverage is provided to each Named Executive Officer and the incremental cost of the additional coverage is included in the “All Other Compensation” table at footnote 3 on page 46.

Perquisites

Mr. Novak is required to use the Company aircraft for personal as well as business travel pursuant to the Company’s executive security program established by the Board of Directors. The Board’s security program also covers Mrs. Novak. The Board has considered past instances of potential safety concerns for the Chief Executive Officer and his family and consequently decided to require Mr. Novak to use the corporate aircraft for personal travel. We do not provide tax gross-ups on the personal use of the Company aircraft.

The Company pays for the cost of the transmission of home security information from Mr. Novak’s and Mr. Carucci’s homes to our security department.

Mr. Su receives perquisites related to his overseas assignment which were part of his original compensation package and ratified by the Committee. The Committee reviewed these benefits during 2012 and has elected to continue to provide them noting that it is consistent with how we treat other executives on foreign assignment. Mr. Su’s agreement stipulates that the following will be provided:

•

Housing, commodities and utilities allowances

•

Tax preparation services

•

Tax equalization to Hong Kong with respect to income attributable to certain stock option and stock appreciation rights exercises and to distributions of deferred income

Upon retirement from the Company, Mr. Su will be required to reimburse the Company for the tax reimbursements for certain stock option and stock appreciation rights exercises, if any, made within six months of his retirement.

YUM’s Executive Stock Ownership Guidelines

The Committee has established stock ownership guidelines for our top 600 employees, including the Named Executive Officers. If a Named Executive Officer or other executive does not meet his or her ownership guidelines, he or she is not eligible for a long-term equity incentive award. In 2012, all Named Executive Officers and all other employees subject to guidelines met or exceeded their ownership guidelines.

Named Executive Officer	Ownership Guidelines		Shares Owned(1)	Value of Shares(2)	Multiple of Salary
Novak	336,000		2,729,359	$181,229,438	125
Grismer	20,000	(3)	27,340	$1,815,376	3
Su	50,000		422,334	$28,042,978	25
Carucci	50,000		167,028	$11,090,659	12
Pant	50,000		106,769	$7,089,462	9

(1)

Calculated as of December 31, 2012 and represents shares owned outright and vested RSUs granted to Mr. Novak in 2008 and all RSUs acquired under the Company’s Executive Income Deferral Program.

(2)

Based on YUM closing stock price of $66.40 as of December 31, 2012.

(3)

Mr. Grismer’s ownership guidelines will increase by 10,000 shares each of the next three years until 50,000 shares are reached.

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Payments Upon Termination of Employment

The Company does not have agreements with its executives concerning payments upon termination of employment except in the case of a change in control of the Company. The Committee believes these are appropriate agreements for retaining Named Executive Officers and other executive officers to preserve shareholder value in case of a potential change in control. The Committee periodically reviews these agreements and other aspects of the Company’s change in control program.

The Company’s change in control agreements, in general, entitle Named Executive Officers terminated other than for cause within two years of the change in control, to receive a benefit of two times salary and bonus and provide for a tax gross-up in case of any excise tax. The terms of these change in control agreements are described beginning on page 56.

Effective March 15, 2013, the Company eliminated tax gross-ups for executives, including the Named Executive Officers, for any excise tax due under Section 4999 of the Internal Revenue Code and implemented a “best net after-tax” approach to address any potential excise tax imposed on executives. If any excise tax is due, the Company will not make a gross-up payment, and instead will reduce payments to an executive only if the reduction will provide the Named Executive Officer the best net after-tax result. If full payment to a Named Executive Officer will result in the best net after-tax result, the Named Executive Officer will be solely responsible for any potential excise tax payment. Also, effective for equity awards made in 2013 and beyond, outstanding awards will fully and immediately vest if the executive is employed on the date of a change in control of the Company and is involuntarily terminated (other than by the Company for cause) on or within two years following the change in control (“double trigger” vesting).

In case of retirement, the Company does provide pension and life insurance benefits, the continued ability to exercise vested stock appreciation rights and stock options and the ability to vest in performance share units on a pro-rata basis.

With respect to consideration of how these benefits fit into the overall compensation policy, the change-in-control benefits are reviewed from time to time by the Committee for competitiveness. The Committee believes the benefits provided in case of a change in control are appropriate, support shareholder interests and are consistent with the policy of attracting and retaining highly qualified employees.

YUM’s Stock Option and SARS Granting Practices

Historically, we have awarded non-qualified stock option and stock appreciation rights grants annually at the Committee’s January meeting. This meeting date is set by the Board of Directors more than six months prior to the actual meeting. The Committee sets the annual grant date as the second business day after our fourth quarter earnings release. The exercise price of awards granted under our LTIP is set as the closing price on the date of grants. We make grants at the same time other elements of annual compensation are determined so that we can consider all elements of compensation in making the grants. We do not backdate or make grants retroactively. In addition, we do not time such grants in coordination with our possession or release of material, non-public or other information.

Grants may also be made on other dates the Board of Directors meets. These grants generally are Chairman’s Awards, which are made in recognition of superlative performance and extraordinary impact on business results. Over the last four years, we have averaged four Chairman’s Award grants per year outside of the January time frame. In 2012, we made four Chairman’s Awards grants on Board of Director meeting dates other than the January meeting. No Named Executive Officers received Chairman’s Award grants during 2012.

Management recommends the awards be made pursuant to our LTIP to the Committee, however, the Committee determines whether and to whom it will issue grants and determines the amount of the grant. The Board of Directors has delegated to Mr. Novak and Anne Byerlein, our Chief People Officer, the ability to make grants to employees who are not executive officers and whose grant is less than approximately 17,000 options or stock appreciation rights annually. In the case of these grants, the Committee sets all the terms of each award, except the actual number of stock appreciation rights or options, which is determined by Mr. Novak and Ms. Byerlein pursuant to guidelines approved by the Committee in January of each year.

Limits on Future Severance Agreement Policy

The Committee has adopted a policy to limit future severance agreements with Named Executive Officers or our other executives. The policy requires the Company to seek shareholder approval for future severance payments to a Named Executive Officer if such payments would exceed 2.99 times the sum of (a) the Named Executive Officer’s annual base salary as in effect immediately prior to termination of employment; and (b) the highest annual bonus awarded to the Named Executive Officer by the Company in any of the Company’s three full fiscal years immediately preceding the fiscal year in which termination of employment occurs or, if higher, the executive’s target bonus. Certain types of payments are excluded from this policy, such as amounts payable under arrangements that apply to classes of employees other than the Named Executive Officers or that predate the implementation of the policy, as well as any payment the Committee determines is a reasonable settlement of a claim that could be made by the Named Executive Officer.

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Compensation Recovery Policy

The Committee has adopted a Compensation Recovery Policy (i.e., “clawback”) for stock awards and annual bonuses awarded after 2008. Pursuant to this policy, executive officers (including the Named Executive Officers) may be required to return compensation paid based on financial results that were later restated. This policy applies only if the executive officers engaged in knowing misconduct that contributed to the need for a material restatement, or contributed to the use of inaccurate metrics in the calculation of incentive compensation. Under this policy, when the Board determines in its sole discretion that recovery of compensation is appropriate, the Company could require repayment of all or a portion of any bonus, incentive payment, equity-based award or other compensation, to the fullest extent permitted by law.

Hedging and Pledging of Company Stock

Under our Code of Conduct, no employee or director is permitted to engage in securities transactions that would allow them either to insulate themselves from, or profit from, a decline in the Company stock price. Similarly, no employee or director may enter into hedging transactions in the Company’s stock. Such transactions include (without limitation) short sales as well as any hedging transactions in derivative securities (e.g. puts, calls, swaps, or collars) or other speculative transactions related to YUM’s stock. Pledging of Company stock is also prohibited.

Deductibility of Executive Compensation

The provisions of Section 162(m) of the Internal Revenue Code limit the tax deduction for compensation in excess of one million dollars paid to certain Named Executive Officers. However, performance-based compensation is excluded from the limit so long as it meets certain requirements. The Committee believes that the annual bonus, stock option, SAR, RSU and PSU grants satisfy the requirements for exemption under Internal Revenue Code Section 162(m). Payments made under these plans qualify as performance-based compensation.

For 2012, the annual salary paid to Mr. Novak exceeded one million dollars. The Committee sets Mr. Novak’s salary as described under “Base Salary” above. The other Named Executive Officers were in each case paid salaries of one million dollars or less, except for Mr. Su whose salary exceeded $1 million; however, the Committee noted that Mr. Su’s compensation is not subject to United States tax rules and, therefore, the one million dollar limitation does not apply in his case. The 2012 annual bonuses were all paid pursuant to our annual bonus program and, therefore, we expect will be deductible. In this regard, the Committee set the maximum 2012 individual annual bonus for all executives based on 2012 EPS (adjusted as described above) growth of up to 10%, which would produce an award opportunity up to $10 million. Based on 2012 EPS growth of 13%, the maximum 2012 award opportunity for each executive officer was $10 million. The Committee then exercised its negative discretion in determining actual incentive awards based on team performance and individual performance measures as described above.

Due to the Company’s focus on performance-based compensation plans and the deferral of compensation by certain executive officers, we expect to continue to qualify most compensation paid to the Named Executive Officers as tax deductible.

Management Planning and Development Committee Report

The Management Planning and Development Committee of the Board of Directors reports that it has reviewed and discussed with management the section of this proxy statement headed “Compensation Discussion and Analysis,” and, on the basis of that review and discussion, recommended that section be incorporated by reference into our Annual Report on Form 10-K and included in this proxy statement.

THE MANAGEMENT PLANNING AND DEVELOPMENT COMMITTEE

Robert D. Walter, Chair

David W. Dorman

Massimo Ferragamo

Thomas M. Ryan

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The following tables provide information on the compensation of the Named Executive Officers for our 2012 fiscal year. The Company’s Named Executive Officers are our Chief Executive Officer, Chief Financial Officer and our three other most highly compensated officers for our 2012 fiscal year determined in accordance with SEC rules.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)	(i)
David C. Novak Chairman, Chief Executive Officer and President	2012	1,450,000	—	773,022	5,625,960	4,584,320	1,345,665	389,388	14,168,355
	2011	1,474,038	—	773,024	5,807,028	4,541,400	7,507,185	309,177	20,411,852
	2010	1,400,000	—	740,005	5,029,877	5,066,880	2,038,361	338,783	14,613,906
Patrick J. Grismer Chief Financial Officer, YUM! Brands(7)	2012	500,308	—	1,014,347	493,551	—	6,115	104,652	2,118,973
Jing-Shyh S. Su Vice Chairman, Yum! Brands, Inc. Chairman and Chief Executive Officer, YUM’s China Division	2012	1,088,462	—	385,029	2,467,739	2,039,813	5,537,865	5,042,547	16,561,455
	2011	1,007,692	—	324,986	1,668,280	3,105,000	4,556,233	1,842,530	12,504,721
	2010	815,000	—	7,106,211	1,387,559	2,628,986	1,470,360	909,904	14,318,020
Richard T. Carucci President, YUM! Brands	2012	877,692	—	265,042	1,727,413	1,846,785	687,438	55,820	5,460,190
	2011	810,769	—	235,013	2,621,573	1,566,000	4,764,483	18,798	10,016,636
	2010	715,000	—	225,023	1,387,559	1,589,445	361,071	58,213	4,336,311
Muktesh Pant Chief Executive Officer, Yum! Restaurants International(8)	2012	750,000	—	250,027	1,727,413	1,620,000	25,225	313,092	4,685,757
	2011	644,231	—	169,986	2,418,782	1,110,038	14,005	308,786	4,665,828

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(1)

The amounts reflect compensation for 53 weeks in 2011 compared to 52 weeks in fiscal 2012 and 2010 due to timing of fiscal period end. Amounts shown are not reduced to reflect the Named Executive Officers’ elections, if any, to defer receipt of salary into the Executive Income Deferral (“EID”) Program or into the Company’s 401(k) Plan.

(2)

Amounts shown in column (d) represent the grant date fair values for performance share units (PSUs) granted in 2012, 2011 and 2010 and restricted stock units (RSUs) granted in 2012 and 2010. Further information regarding the 2012 awards is included in the “Grants of Plan-Based Awards” and “Outstanding Equity Awards at Fiscal Year-End” tables later in this proxy statement. The grant date fair value of the PSUs reflected in this column is the target payout based on the probable outcome of the performance condition, determined as of the grant date. The maximum potential values of the PSUs is 200% of target. For 2012, Mr. Novak’s PSU maximum value at grant date fair value would be $1,546,044; Mr. Su’s PSU maximum value would be $770,058; Mr. Carucci’s PSU maximum value would be $530,084; and Mr. Pant’s PSU maximum value would be $500,054. Mr. Grismer did not receive a PSU award for 2012 since he became a Named Executive Officer after PSU awards were granted for that year. Mr. Grismer was instead permitted to defer his annual incentive award into RSUs under the Company’s EID Program. Under the EID Program (which is described in more detail beginning on page 53), an executive may defer his or her annual incentive award and invest that deferral into stock units, RSUs, or other investment alternatives offered under the program. An executive who elects to defer his or her annual incentive award into RSUs receives additional RSUs equal to 33% of the RSUs acquired with the deferral of the annual incentive award (“matching contribution”). For Mr. Grismer, the amount in this column represents the deferral of 100% of his annual incentive award ($760,760) for 2012, plus his matching contribution ($253,587). In 2010, Mr. Su was the only Named Executive Officer to receive an RSU grant. Mr. Su’s RSU grant vests after five years and Mr. Su may not sell the shares until 12 months following retirement from the Company. The expense of Mr. Su’s award is recognized over the vesting period.

(3)

The amounts shown in column (e) represent the grant date fair values of the stock options and stock appreciation rights (SARs) awarded in 2012, 2011 and 2010, respectively. For a discussion of the assumptions and methodologies used to value the awards reported in column (d) and column (e), please see the discussion of stock awards and option awards contained in Part II, Item 8, “Financial Statements and Supplementary Data” of the 2012 Annual Report in Notes to Consolidated Financial Statements at Note 15, “Share-based and Deferred Compensation Plans.”

(4)

Except as provided below and in footnote (2) above, amounts in column (f) reflect the annual incentive awards earned for the 2012, 2011 and 2010 fiscal year performance periods, which were awarded by our Management Planning and Development Committee in January 2013, January 2012 and January 2011, respectively, under the Yum Leaders’ Bonus Program, which is described further in our Compensation Discussion and Analysis beginning at page 30 under the heading “Annual Performance-Based Cash Bonuses”. Pursuant to SEC rules, annual incentives deferred into RSUs under the EID Program and subject to a risk of forfeiture are reported in column (d). If the deferral or a portion of the deferral is not subject to a risk of forfeiture, it is reported in column (f). For 2012, Mr. Grismer elected to defer 100% of his annual incentive ($760,760) into RSUs resulting in nothing to report for him in column (f).

(5)

The amount listed under “Change In Pension Value” , column (g) for Mr. Novak, represents his annual accrual from the Retirement Plan for 2012 of $257,215 plus his 2012 nonqualified pension benefit of $1,088,450. As discussed in the Compensation Discussion and Analysis, effective January 1, 2012, the Committee discontinued Mr. Novak’s accruing nonqualified pension benefits under the Pension Equalization Plan (“PEP”) and, effective January 1, 2013, replaced his PEP benefit with a pension account determined under the Leadership Retirement Plan (“LRP”). The $1,088,450 reflects the approximate amount Mr. Novak would have accrued during 2012 under the LRP, including both benefit and interest allocations. The amount transferred to his LRP-based pension account effective January 1, 2013 was $27,600,000 (representing his December 31, 2012 estimated lump amount under PEP). Going forward, he will receive a market rate of interest on his pension account plus an annual benefit allocation equal to 9.5% of his salary plus target bonus.

For Messrs. Su and Carucci, amounts in column (g) reflect the aggregate increase in actuarial present value of age 62 accrued benefits under all actuarial pension plans during the 2012 fiscal year (using interest rate and mortality assumptions consistent with those used in the Company’s financial statements). The change in pension value for 2012 is mainly the result of a significantly lower discount rate applied to calculate the present value of the benefit. See the Pension Benefits Table at page 51 for a detailed discussion of the Company’s pension benefits. Mr. Grismer and Mr. Pant were hired after September 30, 2001, and were ineligible for the Company’s pension plan.

For Messrs. Grismer and Pant, amounts in column (g) represent the above market earnings as established pursuant to SEC rules which have accrued under each of their accounts under the LRP, which is described in more detail beginning at page 53 under the heading “Nonqualified Deferred Compensation”.

(6)

Amounts in column (h) are explained in the All Other Compensation Table and footnotes to that table, which follows.

(7)

Mr. Grismer became a Named Executive Officer in May 2012. No amounts are reported for Mr. Grismer for the years 2011 and 2010 since he was not a Named Executive Officer for those years.

(8)

No amounts are reported for Mr. Pant for 2010 since he was not a Named Executive Officer for that year.

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All Other Compensation Table

The following table contains a breakdown of the compensation and benefits included under All Other Compensation in the Summary Compensation Table above for 2012.

Name	Perquisites and other personal benefits ($)(1)	Tax Reimbursements ($)(2)	Insurance premiums ($)(3)	Other ($)(4)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)
Novak	292,922	—	93,587	2,879	389,388
Grismer	—	—	3,622	101,030	104,652
Su	215,745	4,767,479	31,742	27,581	5,042,547
Carucci	29,996	—	25,824	—	55,820
Pant	—	—	13,092	300,000	313,092

(1)

Amounts in this column include for Mr. Novak: incremental cost for the personal use of Company aircraft ($292,922)—we calculate the incremental cost to the Company of any personal use of Company aircraft based on the cost of fuel, trip-related maintenance, crew travel, on board catering, landing and license fees, “dead head” costs of flying planes to and from locations for personal use, and contract labor; for Mr. Su: expatriate spendables/housing allowance ($215,745); and for Mr. Carucci: home security service and equipment expenses ($29,996).

(2)

Amounts in this column reflect payments to the executive of tax reimbursements. For Mr. Su, as explained at page 41, this amount represents the Company-provided tax reimbursement for China income taxes incurred on deferred income distributions and stock option exercises which exceed the marginal Hong Kong tax rate.

(3)

These amounts reflect the income each executive was deemed to receive from IRS tables related to Company provided life insurance in excess of $50,000 and from premiums paid by the Company for additional long term disability insurance for each executive as described in more detail at page 41. Effective January 1, 2013, the Company no longer provides individual disability coverage to our Named Executive Officers. With respect to the life insurance, the Company provides every salaried employee with life insurance coverage up to one times the employee’s salary plus target bonus. The amount of income deemed received with respect to the life insurance for Messrs. Novak, Grismer, Su, Carucci and Pant was $26,796, $3,622, $19,092, $9,829 and $9,198, respectively. The additional long term disability premiums made on behalf of Messrs. Novak, Grismer, Su, Carucci and Pant were $66,791, $0, $12,650, $15,995 and $3,894, respectively.

(4)

Except in the case of Mr. Grismer and Mr. Pant, this column reports the total amount of other benefits provided, none of which individually exceeded the greater of $25,000 or 10% of the total amount of these benefits and the perquisites and other personal benefits shown in column (b) for each Named Executive Officer. These other benefits include: home security expense, relocation expenses, and tax preparation assistance. For Mr. Grismer and Mr. Pant, this column also includes Company annual allocations of $91,438 and $300,000 respectively to an unfunded, unsecured account based retirement plan called the Leadership Retirement Plan. For Mr. Grismer, this amount also includes a car and perquisite allowance for the portion of 2012 during which he was not a Named Executive Officer. The Company discontinued providing several perquisites including a car allowance and perquisite allowance to its Named Executive Officers in 2011.

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Grants of Plan-Based Awards

The following table provides information on stock options, SARs, RSUs and PSUs granted for 2012 to each of the Company’s Named Executive Officers. The amount of these awards that were expensed is shown in the Summary Compensation Table at page 44.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Option Awards; Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)(4)	Grant Date Fair Value($)(5)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Novak	2/8/2012	0	2,320,000	6,960,000
	2/8/2012							377,328	64.44	5,625,960
	2/8/2012				—	11,996	23,992			773,022
Grismer	2/8/2012	0	385,000	1,155,000
	2/8/2012							33,102	64.44	493,551
	2/8/2012				—	—	—			—
Su	2/8/2012	0	1,265,000	3,795,000
	2/8/2012							165,509	64.44	2,467,739
	2/8/2012				—	5,975	11,950			385,029
Carucci	2/8/2012	0	1,050,000	3,150,000
	2/8/2012							115,856	64.44	1,727,413
	2/8/2012				—	4,113	8,226			265,042
Pant	2/8/2012	0	750,000	2,250,000
	2/8/2012							115,856	64.44	1,727,413
	2/8/2012				—	3,880	7,760			250,027

(1)

Amounts in columns (c), (d) and (e) provide the minimum amount, target amount and maximum amounts payable as annual incentive compensation under the YUM Leaders’ Bonus Program based on the Company’s performance and on each executive’s individual performance during 2012. The actual amount of annual incentive compensation awarded for 2012 are shown in column (f) (column (d) for Mr. Grismer) of the Summary Compensation Table on page 44. The performance measurements, performance targets, and target bonus percentages are described in the Compensation Discussion and Analysis beginning on page 30 under the discussion of annual incentive compensation.

(2)

Reflects grants of PSUs subject to performance-based vesting conditions under the Long Term Incentive Plan in 2012. The PSUs vest on December 27, 2014, subject to the Company’s achievement of specified earnings per share (“EPS”) growth during the performance period ending on December 27, 2014. The performance target for all the PSU awards granted to the Named Executive Officers in 2012 is compounded annual EPS growth of 10%, determined by comparing EPS as measured at the end of the performance period to base EPS (2011 EPS). Both base EPS and EPS for the performance period are adjusted to exclude certain items as described on page 40 of this proxy statement. If the 10% growth target is achieved, 100% of the PSUs will pay out in shares of Company stock. If less than 7% compounded EPS growth is achieved, there will be no payout. If EPS growth is at or above 16%, PSUs pay out at the maximum, which is 200% of target. If EPS growth is at or above the 7% threshold but below the 16% maximum, the awards will pay out in proportion to the level of EPS growth achieved between the threshold and the target and between the target and the maximum, as applicable. The terms of the PSUs provide that in case of a change in control during the first year of the award shares will be distributed assuming target performance was achieved subject to reduction to reflect the portion of the performance period following the change in control. In case of a change in control after the first year of the award, shares will be distributed assuming performance at the greater of target level or projected level at the time of the change in control subject to reduction to reflect the portion of the performance period following the change in control.

(3)

Amounts in this column reflect the number of 2012 stock appreciation rights (“SARs”) and stock options granted to executives during the Company’s 2012 fiscal year. For each executive, the grants were made February 8, 2012. SARs/stock options become exercisable in equal installments on the first, second, third and fourth anniversaries of the grant date. The terms of each SAR/stock option grant provide that, in case of a change in control, all outstanding awards become exercisable immediately. SARs allow the grantee to receive the number of shares of YUM common stock that is equal in value to the appreciation in YUM common stock with respect to the number of SARs granted from the date of grant to the date of exercise.

Participants who have attained age 55 with 10 years of service who terminate employment may exercise SARs/stock options that were vested on their date of termination through the expiration date of the SAR/stock option (generally, the tenth anniversary following the SARs/stock options grant date). Vested SARs/stock options of grantees who die may also be exercised by the grantee’s beneficiary through the expiration date of the vested SARs/stock options and the grantees unvested SARs/stock options expire on the grantees’ death. If a grantee’s employment is terminated due to gross misconduct, the entire award is forfeited. For other employment terminations, all SARs/stock options expire upon termination of employment.

(4)

The exercise price of the SARs/stock options granted in 2012 equals the closing price of YUM common stock on the grant date, February 8, 2012.

(5)

Amounts in this column reflect the full grant date fair value of the PSUs shown in column (g) and the SARs/stock options shown in column (i). These amounts reflect the amounts to be recognized by the Company as accounting expense and do not correspond to the actual value that will be recognized by the Named Executive Officers. The grant date fair value is the amount that the Company is expensing in its financial statements over the award’s vesting schedule. For PSUs, fair value was calculated using the closing price of the Company’s common stock on the date of grant. For SARs/stock options, fair value was calculated using the Black-Scholes value on the February 8, 2012 grant date of $14.91. For additional information regarding valuation assumptions of SARs/stock options, see the discussion of stock awards and option awards contained in Part II, Item 8, “Financial Statements and Supplementary Data” of the 2012 Annual Report in Notes to Consolidated Financial Statements at Note 15, “Share-based and Deferred Compensation Plans.”

There can be no assurance that the SARs/stock options will ever be exercised or PSUs paid out (in which case no value will be realized by the executive) or that the value upon exercise or payout will equal the grant date fair value.

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Outstanding Equity Awards at Fiscal Year-End

The following table shows the number of shares covered by exercisable and unexercisable stock options, SARs, and unvested RSUs and PSUs held by the Company’s Named Executive Officers on December 31, 2012.

Name	Grant Date	Option/SAR Awards(1)					Stock Awards		Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(4)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(3)
		Number of Securities Underlying Unexercised Options/ SARs (#) ExercisableOptions/ SARs (#) ExercisableOptions/ SARs (#) Exercisable	Number of Securities Underlying Unexercised Options/ SARs (#) Unexercisable		Option/ SAR Exercise Price ($)	Option/ SAR Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
(a)		(b)	(c)		(d)	(e)	(f)	(g)	(h)	(i)
Novak	1/28/2005	334,272	—		$22.53	1/28/2015
	1/26/2006	517,978	—		$24.47	1/26/2016
	1/19/2007	490,960	—		$29.61	1/19/2017
	1/24/2008	428,339	—		$37.30	1/24/2018
	2/5/2009	431,326	143,776	(i)	$29.29	2/5/2019
	2/5/2010	311,962	311,963	(ii)	$32.98	2/5/2020
	2/4/2011	124,063	372,191	(iii)	$49.30	2/4/2021
	2/8/2012	—	377,328	(iv)	$64.44	2/8/2022
							—	—	55,352	3,675,373
Grismer	1/28/2005	10,840	—		$22.53	1/28/2015
	11/18/2005	20,190	—		$24.11	11/18/2015
	1/26/2006	18,856	—		$24.47	1/26/2016
	1/19/2007	19,938	—		$29.61	1/19/2017
	5/17/2007	16,262	—		$33.20	5/17/2017
	1/24/2008	20,079	—		$37.30	1/24/2018
	2/5/2009	25,372	8,458	(i)	$29.29	2/5/2019
	5/21/2009	—	15,853	(vi)	$33.21	5/21/2019
	2/5/2010	17,212	17,212	(ii)	$32.98	2/5/2020
	2/5/2010	—	43,030	(viii)	$32.98	2/5/2020
	2/4/2011	6,110	18,330	(iii)	$49.30	2/4/2021
	2/8/2012	—	33,102	(iv)	$64.44	2/8/2022
							9,126	605,966	—	—
Su	1/27/2004	58,040	—		$17.23	1/27/2014
	1/27/2004	117,188	—		$17.23	1/27/2014
	1/28/2005	130,078	—		$22.53	1/28/2015
	1/26/2006	124,316	—		$24.47	1/26/2016
	1/19/2007	132,918	—		$29.61	1/19/2017
	1/24/2008	107,085	—		$37.30	1/24/2018
	1/24/2008	—	267,712	(v)	$37.30	1/24/2018
	2/5/2009	152,232	50,745	(i)	$29.29	2/5/2019
	2/5/2010	86,059	86,059	(ii)	$32.98	2/5/2020
	2/4/2011	35,641	106,926	(iii)	$49.30	2/4/2021
	2/8/2012	—	165,509	(iv)	$64.44	2/8/2022
							179,697	11,931,881	25,134	1,668,898

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Name	Grant Date	Option/SAR Awards(1)					Stock Awards		Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(4)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(3)
		Number of Securities Underlying Unexercised Options/ SARs (#) ExercisableOptions/ SARs (#) ExercisableOptions/ SARs (#) Exercisable	Number of Securities Underlying Unexercised Options/ SARs (#) Unexercisable		Option/ SAR Exercise Price ($)	Option/ SAR Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
(a)		(b)	(c)		(d)	(e)	(f)	(g)	(h)	(i)
Carucci	1/28/2005	78,048	—		$22.53	1/28/2015
	1/26/2006	124,316	—		$24.47	1/26/2016
	1/19/2007	116,302	—		$29.61	1/19/2017
	1/24/2008	107,085	—		$37.30	1/24/2018
	1/24/2008	—	133,856	(v)	$37.30	1/24/2018
	2/5/2009	152,232	50,745	(i)	$29.29	2/5/2019
	2/5/2010	86,059	86,059	(ii)	$32.98	2/5/2020
	2/4/2011	30,550	91,650	(iii)	$49.30	2/4/2021
	2/4/2011	—	101,833	(vii)	$49.30	2/4/2021
	2/8/2012	—	115,856	(iv)	$64.44	2/8/2022
							—	—	17,760	1,179,264
Pant	7/21/2005	38,596	—		$26.53	7/21/2015
	1/26/2006	41,440	—		$24.47	1/26/2016
	1/26/2006	49,726	—		$24.47	1/26/2016
	1/19/2007	49,844	—		$29.61	1/19/2017
	1/24/2008	—	133,856	(v)	$37.30	1/24/2018
	1/24/2008	53,543	—		$37.30	1/24/2018
	2/5/2009	101,488	33,830	(i)	$29.29	2/5/2019
	2/5/2010	57,372	57,373	(ii)	$32.98	2/5/2020
	2/4/2011	25,458	76,375	(iii)	$49.30	2/4/2021
	11/18/2011	—	94,949	(ix)	$53.84	11/18/2021
	2/8/2012	—	115,856	(iv)	$64.44	2/8/2022
							—	—	14,656	973,158

(1)

Except as follows, all options and SARs listed above vest at a rate of 25% per year over the first four years of the ten-year option term. The first grant expiring on January 27, 2014 for Mr. Su and the grants listed as expiring on November 18, 2015 and May, 17, 2017 for Mr. Grismer were granted with 100% vesting after four years

The actual vesting dates for unexercisable award grants are as follows:

(i)

All the unexercisable shares will vest on February 5, 2013.

(ii)

One-half of the unexercisable shares will vest on each of February 5, 2013 and 2014.

(iii)

One-third of the unexercisable shares will vest on each of February 4, 2013, 2014 and 2015.

(iv)

One-fourth of the unexercisable shares will vest on each of February 8, 2013, 2014, 2015 and 2016.

(v)

All unexercisable shares will vest on January 24, 2013.

(vi)

All unexercisable shares will vest on May 21, 2013.

(vii)

All unexercisable shares will vest on February 4, 2016.

(viii)

All unexercisable shares will vest on February 5, 2015.

(ix)

All unexercisable shares will vest on November 18, 2016.

(2)

Amounts in this column represent RSUs that have not vested. In the case of Mr. Su, the 179,697 RSUs represent a 2010 retention award (including accrued dividends) that vests after five years.

(3)

The market value of these awards are calculated by multiplying the number of shares covered by the award by $66.40, the closing price of YUM stock on the NYSE on December 31, 2012.

(4)

The awards reflected in this column are unvested performance-based PSUs with three-year performance periods that are scheduled to vest on December 28, 2013 or December 27, 2014 if the performance targets are met. In accordance with SEC rules, the PSU awards are reported at their maximum payout value. The PSUs for the performance period ending on December 29, 2012 are not included in the table as they vested on December 29, 2012; instead, these PSUs are reported in the Option Exercises and Stock Vested table on page 50.

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Option Exercises and Stock Vested

The table below shows the number of shares of YUM common stock acquired during 2012 upon exercise of stock options and vesting of stock awards in the form of RSUs and PSUs, each including accumulated dividends and before payment of applicable withholding taxes and broker commissions.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)(2)	Value realized on Vesting ($)(3)
(a)	(b)	(c)	(d)	(e)
Novak	585,934	28,697,580	247,730	15,596,047
Grismer	—	—	—	—
Su	171,128	8,924,376	17,234	1,144,328
Carucci	153,310	7,866,942	12,509	830,610
Pant	—	—	7,783	516,775

(1)

The amounts in column (d) represent RSUs and PSUs that became vested in 2012. The shares represented by RSUs and PSUs will be distributed in accordance with the deferral election, if any, made by the Named Executive Officer under the EID Program. See page 53 for a discussion of the EID Program.

(2)

For Mr. Novak, the amount in this column reflects (i) the vesting of a RSU award (206,592 shares) on January 24, 2012 that was granted to him in 2008, and (ii) the vesting of performance share units (41,138 shares) for the 2010-2012 performance period that ended on December 29, 2012 because performance was met and certified. Mr. Novak may not sell the shares representing his RSU award until six months following his retirement from the Company and elected to defer receipt of the shares attributable to the PSUs until retirement.

For Messrs. Su, Carucci and Pant, amounts in this column reflect the vesting of performance share units for the 2010-2012 performance period that ended on December 29, 2012 because performance was met and certified.

Mr. Grismer was not eligible for a PSU award for the 2010-2012 performance period and, therefore, there is nothing to report for him.

(3)

The amounts in column (e) represent the value realized on RSUs and PSUs that became vested in 2012. The value realized for the PSUs of each Named Executive Officer was calculated based on the closing price of $66.40 for YUM common stock on December 31, 2012 (December 29, 2012 was a Saturday). The value realized for Mr. Novak’s RSU award was calculated based on a closing price of $62.27 for YUM common stock on January 24, 2012.

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Pension Benefits

The table below shows the present value of accumulated benefits payable to each of the Named Executive Officers, including the number of years of service credited to each such Named Executive Officer, under the YUM! Brands Retirement Plan (“Retirement Plan”) and the YUM! Brands, Inc. Pension Equalization Plan (“Pension Equalization Plan”) or the YUM! Brands International Retirement Plan determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements.

2012 FISCAL YEAR PENSION BENEFITS TABLE

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit(4) ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Novak	Qualified Retirement Plan(1)	26	1,378,645	—
	Pension Equalization Plan(2)	26	27,600,000	—
Grismer*	Qualified Retirement Plan		—
	Pension Equalization Plan		—
Su	International Retirement Plan(3)	23	17,776,317	—
Carucci	Qualified Retirement Plan	28	1,039,616	—
	Pension Equalization Plan	28	8,521,082	—
Pant*	Qualified Retirement Plan		—	—
	Pension Equalization Plan		—	—

*

Mr. Grismer and Mr. Pant are not accruing a benefit under these plans because each was hired after September 30, 2001 and are therefore ineligible for these benefits. Mr. Grismer and Mr. Pant participate in an unfunded, unsecured account based retirement plan called the Leadership Retirement Plan to which the Company made allocations in 2012.

(1)

YUM! Brands Retirement Plan

The Retirement Plan and the Pension Equalization Plan (discussed below) provide an integrated program of retirement benefits for salaried employees who were hired by the Company prior to October 1, 2001. Both plans apply the same formulas (except as noted below), and together they replace the same level of pre-retirement pensionable earnings for all similarly situated participants. The Retirement Plan is a tax qualified plan, and it is designed to provide the maximum possible portion of this integrated benefit on a tax qualified and funded basis.

Benefit Formula

Benefits under the Retirement Plan are based on a participant’s Final Average Earnings (subject to the limits under Internal Revenue Code Section 401(a)(17)) and service under the plan. Upon termination of employment, a participant’s Normal Retirement Benefit from the plan is equal to

A.

3% of Final Average Earnings times Projected Service up to 10 years of service, plus

B.

1% of Final Average Earnings times Projected Service in excess of 10 years of service, minus

C.

.43% of Final Average Earnings up to Social Security covered compensation multiplied by Projected Service up to 35 years of service the result of which is multiplied by a fraction, the numerator of which is actual service as of date of termination, and the denominator of which is the participant’s Projected Service. Projected Service is the service that the participant would have earned if he had remained employed with the Company until his Normal Retirement Age (generally age 65).

If a participant leaves employment after becoming eligible for Early or Normal Retirement, benefits are calculated using the formula above except that actual service attained at the participant’s retirement date is used in place of Projected Service.

Final Average Earnings

A participant’s Final Average Earnings is determined based on his highest five consecutive years of pensionable earnings. Pensionable earnings is the sum of the participant’s base pay and annual incentive compensation from the Company, including amounts under the Yum Leaders’ Bonus Program. In general base pay includes salary, vacation pay, sick pay and short term disability payments. Extraordinary bonuses and lump sum payments made in connection with a participant’s termination of employment are not included.

Vesting

A participant receives a year of vesting service for each year of employment with the Company. A participant is 0% vested until he has been credited with at least five years of vesting service. Upon attaining five years of vesting service, a participant becomes 100% vested. All Named Executive Officers eligible for the Retirement Plan or YIRP are 100% vested.

Normal Retirement Eligibility

A participant is eligible for Normal Retirement following the later of age 65 or 5 years of vesting service.

Early Retirement Eligibility and Reductions

A participant is eligible for Early Retirement upon reaching age 55 with 10 years of vesting service. A participant who has met the requirements for Early Retirement and who elects to begin receiving payments from the plan prior to age 62 will receive a reduction of 1/12 of 4% for each month benefits begin before age 62. Benefits are unreduced at age 62.

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The table below shows when each of the Named Executive Officers became eligible for Early Retirement and the estimated lump sum value of the benefit each participant would receive from the YUM plans (both qualified and non-qualified) if he retired from the Company on December 31, 2012 and received a lump sum payment.

Name	Earliest Retirement Date	Estimated Lump Sum from the Qualified Plan(1)	Estimated Lump Sum from the Non- Qualified Plan(2)	Total Estimated Lump Sum
David C. Novak	November 1, 2007	1,478,888.77	27,600,000.00	29,078,888.77
Jing-Shyh S. Su	May 1, 2007	—	18,854,370.11	18,854,370.11
Richard T. Carucci	July 1, 2012	1,328,780.53	11,107,751.51	12,436,532.04

(1)

The YUM! Brands Retirement Plan

(2)

Mr. Su’s benefit is paid solely from the YUM! Brands International Retirement Plan. All other non-qualified benefits are paid from the YUM! Brands Inc. Pension Equalization Plan.

The estimated lump sum values in the table above are calculated assuming no increase in the participant’s Final Average Earnings. The lump sums are estimated using the mortality table and interest rate assumptions in the YUM! Brands Retirement Plan. Actual lump sums may be higher or lower depending on the mortality table and interest rate in effect at the time of distribution and the participant’s Final Average Earnings at his date of retirement.

Lump Sum Availability

Lump sum payments are available to participants who meet the requirements for Early or Normal Retirement. Participants who leave the Company prior to meeting the requirements for Early or Normal Retirement must take their benefits in the form of a monthly annuity and no lump sum is available. When a lump sum is paid from the plan, it is calculated based on actuarial assumptions for lump sums required by Internal Revenue Code Section 417(e)(3) (currently this is the annual 30-year Treasury rate for the 2nd month preceding the date of distribution and the gender blended 1994 Group Annuity Reserving Table as set forth in Revenue Ruling 2001-62).

(2)

YUM! Brands Inc. Pension Equalization Plan

The YUM! Brands Inc. Pension Equalization Plan is an unfunded, non-qualified plan that complements the YUM! Brands Retirement Plan by providing benefits that federal tax law bars providing under the Retirement Plan. Benefits are generally determined and payable under the same terms and conditions as the Retirement Plan (except as noted below) without regard to federal tax limitations on amounts of includible compensation and maximum benefits. Benefits paid are reduced by the value of benefits payable under the Retirement Plan.

Participants who earned at least $75,000 during calendar year 1989 are eligible to receive benefits calculated under the Retirement Plan’s pre-1989 formula, if this calculation results in a larger benefit from the YUM! Brands Inc. Pension Equalization Plan. Messrs. Novak and Carucci qualify for benefits under this formula. This formula is similar to the formula described above under the Retirement Plan except that part C of the formula is calculated as follows:

C.

1 2/3% of an estimated primary Social Security amount multiplied by Projected Service up to 30 years

Retirement distributions are always paid in the form of a lump sum. In the case of a participant whose benefits are payable based on the pre-1989 formula, the lump sum value is calculated as the actuarial equivalent to the participant’s 50% Joint and Survivor Annuity with no reduction for survivor coverage. In all other cases, lump sums are calculated as the actuarial equivalent of the participant’s life only annuity. Participants who terminate employment prior to meeting eligibility for Early or Normal Retirement must take their benefits from this plan in the form of a monthly annuity.

As described in the Compensation Discussion and Analysis, the Management Planning and Development Committee discontinued Mr. Novak’s accruing pension benefits under the Pension Equalization Plan effective January 1, 2012 and replaced this benefit, effective January 1, 2013, with a benefit determined under the Leadership Retirement Plan. See footnote (5) to the Summary Compensation Table at page 45 for more detail.

(3)

YUM! Brands International Retirement Plan

The YUM! Brands International Retirement Plan (the “YIRP”) is an unfunded, non-qualified defined benefit plan that covers certain international employees who are designated by the Company as third country nationals. Mr. Su is eligible for benefits under this plan. The YIRP provides a retirement benefit similar to the Retirement Plan except that part C of the formula is calculated as the sum of:

a)

Company financed State benefits or Social Security benefits if paid periodically

b)

The actuarial equivalent of all State paid or mandated lump sum benefits financed by the Company

c)

Any other Company financed benefits that are attributable to periods of pensionable service and that are derived from a plan maintained or contributed to by the Company or one or more of the group of corporations that is controlled by the Company.

Benefits are payable under the same terms and conditions as the Retirement Plan without regard to Internal Revenue Service limitations on amounts of includible compensation and maximum benefits.

(4)

Present Value of Accumulated Benefits

As noted at footnote (5) of the Summary Compensation Table on page 45, the change in pension value for the 2012 fiscal year is mainly the result of a significantly lower discount rate applied to calculate the present value of the benefit. For all plans, the Present Value of Accumulated Benefits (determined as of December 31, 2012) is calculated assuming that each participant is eligible to receive an unreduced benefit payable in the form of a single lump sum at age 62. In Mr. Novak’s case, the Present Value of Accumulated Benefits is calculated assuming he is eligible to receive an unreduced benefit payable in the form of a single lump sum on January 1, 2016. This is consistent with the methodologies used in financial accounting calculations. In addition, the economic assumptions for the lump sum interest rate, post retirement mortality, and discount rate are also consistent with those used in financial accounting calculations.

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Nonqualified Deferred Compensation

Amounts reflected in the Nonqualified Deferred Compensation table below are provided for under the Company’s Executive Income Deferral (“EID”) Program and Leadership Retirement Plan (“LRP”). Both plans are unfunded, unsecured deferred, account based compensation plans. For each calendar year, participants are permitted under the EID program to defer up to 85% of their base pay and up to 100% of their annual incentive award. As discussed beginning at page 40, Messrs. Grismer and Pant are eligible to participate in the LRP. The LRP provides an annual allocation to Mr. Grismer’s account equal to 9.5% of his salary plus target bonus and to Mr. Pant’s account equal to 28% of his salary plus target bonus.

Deferred Investments under the EID Program. Amounts deferred under the EID Program may be invested in the following phantom investment alternatives (12 month investment returns are shown in parentheses):

•

YUM! Stock Fund (12.52%*)

•

YUM! Matching Stock Fund (12.52%*)

•

S&P 500 Index Fund (15.97%)

•

Bond Market Index Fund (4.13%)

•

Stable Value Fund (1.48%)

All of the phantom investment alternatives offered under the EID Program are designed to match the performance of actual investments; that is, they provide market rate returns and do not provide for preferential earnings. The S&P 500 index fund, bond market index fund and stable value fund are designed to track the investment return of like-named funds offered under the Company’s 401(k) Plan. The YUM! Stock Fund and YUM! Matching Stock Fund track the investment return of the Company’s common stock. Participants may transfer funds between the investment alternatives on a quarterly basis except (1) funds invested in the YUM! Stock Fund or YUM! Matching Stock Fund may not be transferred once invested in these funds and (2) a participant may only elect to invest into the YUM! Matching Stock Fund at the time the annual incentive deferral election is made. In the case of the Matching Stock Fund, participants who defer their annual incentive into this fund acquire additional phantom shares (called restricted stock units (“RSUs”)) equal to 33% of the RSUs received with respect to the deferral of their annual incentive into the YUM! Matching Stock Fund (the additional RSUs are referred to as “matching contributions”). The RSUs attributable to the matching contributions are allocated on the same day the RSUs attributable to the annual incentive are allocated, which is the same day we make our annual stock appreciation right grants. Amounts attributable to the matching contribution under the YUM! Matching Stock Fund are reflected in column (c) below as contributions by the Company (and represent amounts actually credited to the Named Executive Officer’s account during 2012). Beginning with their 2009 annual incentive award, Named Executive Officers are no longer eligible to participate in the Matching Stock Fund. Mr. Grismer deferred his 2012 annual incentive award into the YUM! Matching Stock Fund since he was ineligible for a performance share unit award upon his promotion to Chief Financial Officer in May 2012.

RSUs attributable to annual incentive deferrals into the YUM! Matching Stock Fund and matching contributions vest on the second anniversary of the grant (or upon a change of control of the Company, if earlier) and are payable as shares of YUM common stock pursuant to the participant’s deferral election. Unvested RSUs held in a participant’s Matching Stock Fund account are forfeited if the participant voluntarily terminates employment with the Company within two years of the deferral date. If a participant terminates employment involuntarily, the portion of the account attributable to the matching contributions is forfeited and the participant will receive an amount equal to the amount of the original amount deferred. If a participant dies or becomes disabled during the restricted period, the participant fully vests in the RSUs. Dividend equivalents are accrued during the restricted period but are only paid if the RSUs vest. RSUs held by a participant who has attained age 65 with five years of service vest immediately. In the case of a participant who has attained age 55 with 10 years of service, RSUs attributable to pre-2009 bonus deferrals into the YUM! Matching Stock Fund vest immediately and RSUs attributable to the matching contribution vest on a pro rata basis during the period beginning on the date of grant and ending on the first anniversary of the grant and are fully vested on the first anniversary.

LRP Account Returns. The LRP provides an annual earnings credit to each participant’s account based on the value of participant’s account at the end of each year. Under the LRP, Mr. Grismer and Mr. Pant each receive an annual earnings credit equal to 5%.

Distributions under EID Program. When participants elect to defer amounts into the EID Program, they also select when the amounts ultimately will be distributed to them. Distributions may either be made in a specific year—whether or not employment has then ended—or at a time that begins at or after the executive’s retirement or separation or termination of employment.

Distributions can be made in a lump sum or up to 20 annual installments. Initial deferrals are subject to a minimum two year deferral. In general, with respect to amounts deferred after 2005 or not fully vested as of January 1, 2005, participants may change their distribution schedule, provided the new elections satisfy the requirements of Section 409A of the Internal Revenue Code. In general, Section 409A requires that:

•

Distribution schedules cannot be accelerated (other than for a hardship)

•

To delay a previously scheduled distribution,

–

A participant must make an election at least one year before the distribution otherwise would be made, and

–

The new distribution cannot begin earlier than five years after it would have begun without the election to re-defer.

With respect to amounts deferred prior to 2005, to delay a distribution the new distribution cannot begin until two years after it would have begun without the election to re-defer.

Investments in the YUM! Stock Fund and YUM! Matching Stock Fund are only distributed in shares of Company stock.

Distributions under LRP. Under the LRP, participants receive a distribution of their vested account balance following the later to occur of their attainment of age 55 or retirement from the Company.

* Assumes dividends are not reinvested.

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Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)(4)	Aggregate Balance at Last FYE ($)(5)
(a)	(b)	(c)	(d)	(e)	(f)
Novak	7,520,126	—	19,411,049	214,219	169,819,580
Grismer	441,090	238,468	40,687	1,985	1,008,048
Su	4,352,906	—	403,086	1,940,443	7,646,877
Carucci	2,471,683	—	1,631,382	199,426	15,509,055
Pant	—	300,000	832,361	6,692	7,882,711

(1)

Amounts in column (b) reflect amounts that were also reported as compensation in our Summary Compensation Table filed last year or would have been reported as compensation in our Summary Compensation Table last year if the executive were a Named Executive Officer.

(2)

Amounts in column (c) reflect Company contributions for EID Program matching contribution and/or LRP allocation as follows: Mr. Grismer, $147,030 EID matching contribution and $91,438 LRP allocation; and Mr. Pant, $300,000 LRP allocation.

(3)

Amounts in column (d) reflect earnings during the last fiscal year on deferred amounts. All earnings are based on the investment alternatives offered under the EID Program or the earnings credit provided under the LRP described in the narrative above this table. The EID Program earnings are market based returns and, therefore, are not reported in the Summary Compensation Table. For Messrs. Grismer and Pant, of their earnings reflected in this column, $6,115 and $25,225 respectively were deemed above market earnings accruing to each of their accounts under the LRP. For above market earnings on nonqualified deferred compensation, see the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table.

(4)

All amounts shown in column (e) were distributed in accordance with the executive’s deferral election, except in the case of the following amounts distributed to pay payroll taxes due upon their account balance under the EID Program or the LRP for 2012.

Novak	139,572
Grismer	1,985
Carucci	30,102
Pant	6,692

(5)

Amounts reflected in column (f) are the year-end balances for each executive under the EID Program and the LRP. As required under SEC rules, below is the portion of the year-end balance for each executive which has previously been reported as compensation to the executive in the Company’s Summary Compensation Table for 2012 and prior years or would have been reported as compensation if the executive had been a Named Executive Officer in those previous years.

Novak	51,240,041
Grismer	954,858
Su	6,981,892
Carucci	9,118,919
Pant	4,324,564

The difference between these amounts and the amount of the year-end balance for each executive represents the total aggregate earnings accumulated under the program with respect to that compensation.

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Potential Payments Upon Termination or Change in Control

The information below describes and quantifies certain compensation that would become payable under existing plans and arrangements if the Named Executive Officer’s employment had terminated on December 31, 2012, given the Named Executive Officer’s compensation and service levels as of such date and, if applicable, based on the Company’s closing stock price on that date. These benefits are in addition to benefits available generally to salaried employees, such as distributions under the Company’s 401(k) Plan, retiree medical benefits, disability benefits and accrued vacation pay.

Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event, the Company’s stock price and the executive’s age.

Stock Options and SAR Awards. If one or more Named Executive Officers terminated employment for any reason other than retirement, death, disability or following a change in control as of December 31, 2012, they could exercise the stock options and SARs that were exercisable on that date as shown at the Outstanding Equity Awards at Fiscal Year-End table on page 48, otherwise all options and SARs, pursuant to their terms, would have been forfeited and cancelled after that date. If the Named Executive Officer had retired, died or become disabled as of December 31, 2012, exercisable stock options and SARs would remain exercisable through the term of the award. Except in the case of a change in control, described below, no stock options or SARs become exercisable on an accelerated basis. Benefits a Named Executive Officer may receive on a change of control are discussed below.

Deferred Compensation. As described in more detail beginning at page 53, the Named Executive Officers participate in the EID Program, which permits the deferral of salary and annual incentive compensation. The last column of the Nonqualified Deferred Compensation Table on page 54 reports each Named Executive Officer’s aggregate balance at December 31, 2012. The Named Executive Officers are entitled to receive their vested amount under the EID Program in case of voluntary termination of employment. In the case of involuntary termination of employment, they are entitled to receive their vested benefit and the amount of the unvested benefit that corresponds to their deferral. In the case of death, disability or retirement after age 65, they or their beneficiaries are entitled to their entire account balance as shown in the last column of the Nonqualified Deferred Compensation table on page 54.

The amounts they would have been entitled to in case of a voluntary or involuntary termination as of December 31, 2012 are as follows:

	Voluntary Termination ($)	Involuntary Termination ($)
Novak	169,819,580	169,819,580
Grismer	—	441,090
Su	7,646,877	7,646,877
Carucci	15,509,055	15,509,055
Pant	6,334,147	6,334,147

Payouts to the executive under the EID Program would occur in accordance with the executive’s elections. In the case of amounts deferred after 2002, such payments deferred until termination of employment or retirement will not begin prior to six months following the executive’s termination of employment. Executives may receive their benefit in a lump sum payment or in installment payments for up to 20 years. Each of the Named Executive Officers has elected to receive payments in a lump sum.

Leadership Retirement Plan. Under the LRP, participants age 55 are entitled to a lump sum distribution of their account balance following their termination of employment. Participants under age 55 who terminate with more than five years of service will receive their account balance at their 55th birthday. In case of termination of employment as of December 31, 2012, Mr. Grismer would receive $393,730 when he attains age 55 and Mr. Pant would have received $1,548,564.

Performance Share Unit Awards. If one or more Named Executive Officers terminated employment for any reason other than retirement, death, disability or following a change in control and prior to achievement of the performance criteria and vesting period, then the award would be cancelled and forfeited. If the Named Executive Officer had retired, become disabled or had died as of December 31, 2012, the PSU award will be paid out based on actual performance for the performance period, subject to a pro rata reduction reflecting the portion of the performance period not worked by the Named Executive Officer. If any of these terminations had occurred on December 31, 2012, Messrs. Novak, Su, Carucci and Pant would have been entitled to $1,250,912, $546,784, $390,748 and $302,920, respectively, assuming target performance. As described under footnote (2) of the Summary Compensation Table, Mr. Grismer did not receive a performance share unit award for 2012.

Pension Benefits. The Pension Benefits Table on page 51 describes the general terms of each pension plan in which the Named Executive Officers participate, the years of credited service and the present value of the annuity payable to each Named Executive Officer assuming termination of employment as of December 31, 2012. The table on page 52 provides the present value of the lump sum benefit payable to each Named Executive Officer when they attain eligibility for Early Retirement (i.e., age 55 with 10 years of service) under the plans.

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Life Insurance Benefits. For a description of the supplemental life insurance plans that provide coverage to the Named Executive Officers, see the All Other Compensation Table on page 46. If  the  Named Executive Officers had died on December 31, 2012, the survivors of Messrs. Novak, Grismer, Su, Carucci and Pant would have received Company-paid life insurance of $3,360,000; $1,100,000; $2,365,000; $1,980,000; and $1,500,000, respectively, under this arrangement. Executives and all other salaried employees can purchase additional life insurance benefits up to a maximum combined company paid and additional life insurance of $3.5 million. This additional benefit is not paid or subsidized by the Company and, therefore, is not shown here.

Change in Control. Change in control severance agreements are in effect between YUM and certain key executives (including Messrs. Novak, Grismer, Su, Carucci and Pant). These agreements are general obligations of YUM, and provide, generally, that if, within two years subsequent to a change in control of YUM, the employment of the executive is terminated (other than for cause, or for other limited reasons specified in the change in control severance agreements) or the executive terminates employment for Good Reason (defined in the change in control severance agreements to include a diminution of duties and responsibilities or benefits), the executive will be entitled to receive the following:

•

a proportionate annual incentive assuming achievement of target performance goals under the bonus plan or, if higher, assuming continued achievement of actual Company performance until date of termination,

•

a severance payment equal to two times the sum of the executive’s base salary and the target bonus or, if higher, the actual bonus for the year preceding the change in control of the Company,

•

outplacement services for up to one year following termination, and

•

a “tax gross-up payment” which, in the event an executive becomes entitled to receive a severance payment and other severance benefits and such severance payment and benefits are subject to an excise tax, ensures the executive will be in the same after-tax position as if no excise tax had been imposed. (Except, however, where the severance payment to the executive will generate an excise tax but the total severance payment does not exceed by more than 10% the threshold for which the excise tax becomes payable, then no gross-up payment will be made and the executive’s severance payment will be reduced to the threshold to ensure no excise tax is payable.)

In addition to the payments described above under the agreements, upon a change in control:

•

All stock options and SARs held by the executive will automatically vest and become exercisable.

•

All RSUs under the Company’s EID Program held by the executive will automatically vest.

•

All PSU awards under the Company’s Performance Share Plan awarded in the year in which the change in control occurs will be paid out at target assuming a target level performance had been achieved for the entire performance period, subject to a pro rata reduction to reflect the portion of the performance period after the change in control. All PSUs awarded for performance periods that begin before the year in which the change in control occurs will be paid out assuming performance achieved for the performance period was at the greater of target level performance or projected level of performance at the time of the change in control, subject to pro rata reduction to reflect the portion of the performance period after the change in control.

The change in control severance agreements have a three-year term and are automatically renewable each January 1 for another three-year term. An executive whose employment is not terminated within two years of a change in control will not be entitled to receive any severance payments under the change in control severance agreements.

Generally, pursuant to the agreements, a change in control is deemed to occur:

(i)

if any person acquires 20% or more of the Company’s voting securities (other than securities acquired directly from the Company or its affiliates);

(ii)

if a majority of the Directors as of the date of the agreement are replaced other than in specific circumstances; or

(iii)

upon the consummation of a merger of the Company or any subsidiary of the Company other than (a) a merger where the Company’s Directors immediately before the change in control constitute a majority of the directors of the resulting organization, or (b) a merger effected to implement a recapitalization of the Company in which no person is or becomes the beneficial owner of securities of the Company representing 20% or more of the combined voting power of the Company’s then-outstanding securities.

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If a change in control had occurred as of December 31, 2012, the following payments, or other benefits would have been made.

	Novak $	Grismer $		Su $	Carucci $	Pant $
Severance Payment	$11,982,800	$1,982,180		$8,410,000	$4,932,000	$3,720,076
Annual Incentive	4,584,320	760,760		2,039,813	1,846,785	1,620,000
Accelerated Vesting of Stock Options and SARs	22,865,360	3,231,648		14,702,490	12,190,085	9,793,696
Accelerated Vesting of RSUs	—	614,319		11,931,947	—	—
Acceleration of PSU Performance/Vesting	1,250,912	—		546,784	390,748	302,920
Outplacement	25,000	25,000		25,000	25,000	25,000
Forfeiture due to Modified Cap	—	(62,357)		—	—	—
Excise Tax and Gross-Up	—	—	(1)	—	—	1,933,480
TOTAL	40,708,392	6,551,550		37,656,034	19,384,618	17,395,172

(1)

Mr. Grismer would not be subject to an excise tax since his total severance payment does not exceed the threshold for which excise tax is payable by more than 10%. In accordance with the Company’s change in control severance agreements, Mr. Grismer’s severance payment would be reduced by the “Forfeiture due to Modified Cap” amount to the threshold amount.

Effective March 15, 2013, the Company eliminated excise tax gross-ups and implemented a best net after-tax method. See the Company’s Compensation Discussion and Analysis on page 30 for more detail. In addition, effective for equity awards made in 2013 and beyond, outstanding awards will fully and immediately vest if the executive is employed on the date of the change in control of the Company and is is involuntarily terminated (other than by the Company for cause) on or within two years following the change in control (“double trigger” vesting).

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DIRECTOR COMPENSATION

As described more fully below, this table summarizes compensation paid to each non-employee director during 2012.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option/SAR Awards ($)(2)(3)	All Other Compensation ($)(4)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)
Cavanagh, Michael	—	180,833	32,290	—	213,123
Dorman, David	—	170,000	36,696	—	206,696
Ferragamo, Massimo	—	170,000	36,696	—	206,696
Graddick-Weir, Mirian	—	322,500	65,381	—	387,881
Grissom, David	—	170,000	36,696	10,000	216,696
Hill, Bonnie	85,000	85,000	36,696	8,400	215,096
Holland, Robert(5)	—	—	—	20,000	20,000
Langone, Kenneth(5)	—	—	—	10,000	10,000
Linen, Jonathan	—	170,000	36,696	10,000	216,696
Nelson, Thomas	—	190,000	36,696	—	226,696
Ryan, Thomas	—	195,000	36,696	—	231,696
Walter, Robert	—	185,000	36,696	10,000	231,696

(1)

Amounts in column (c) represent the grant date fair value for annual stock retainer awards granted to directors in 2012.

(2)

Amounts in column (d) represent the grant date fair value for annual SARs granted in fiscal 2012. These amounts do not reflect amounts paid to or realized by the director for fiscal 2012. For a discussion of the assumptions used to value the awards, see the discussion of stock awards and option awards contained in Part II, Item 8, “Financial Statements and Supplementary Data” of the 2012 Annual Report in Notes to Consolidated Financial Statements at Note 15, “Share-based and Deferred Compensation Plans.”

(3)

At December 31, 2012, the aggregate number of options and SARs awards outstanding for each non-management director was:

Name	Options	SARs
Cavanagh, Michael	—	1,981
Dorman, David	10,476	23,879
Ferragamo, Massimo	—	23,879
Graddick-Weir, Mirian	—	4,120
Grissom, David	—	23,879
Hill, Bonnie	11,358	23,879
Linen, Jonathan	10,476	23,879
Nelson, Thomas	—	15,462
Ryan, Thomas	11,358	23,879
Walter, Robert	—	17,446

Mr. Novak’s and Mr. Su’s outstanding awards are set forth on page 48.

(4)

Represents amount of matching charitable contributions made on behalf of the director under the Company’s matching gift program and/or the amount charitable contribution made in the director’s name.

(5)

Mr. Holland and Mr. Langone retired from the Board effective as of the date of the Company’s 2012 annual meeting held on May 17, 2012.

The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill level required by the Company of members of the Board.

Employee Directors. Employee directors do not receive additional compensation for serving on the Board of Directors.

Non-Employee Directors Annual Compensation. Each director who is not an employee of YUM receives an annual stock grant retainer with a fair market value of $170,000 and an annual grant of vested SARs with respect to $150,000 worth of YUM common stock (“face value”) with an exercise price equal to the fair market value of Company stock on the date of grant. Directors may request to receive up to one-half of their stock retainer in cash. The request must be submitted to the Chair of the Management Planning and Development Committee. For 2012, Bonnie Hill requested and received approval by the Committee Chair for a cash payment equal to one-half of her stock retainer. Directors may also defer payment of their retainers pursuant to the Directors Deferred Compensation Plan. Deferrals are invested in phantom Company stock and paid out in shares of Company stock. Deferrals may not be made for less than two years. In recognition of their added duties, the Lead Director of the Board (Mr. Ryan in 2012) receives an additional $25,000 stock retainer annually, the Chair of the Audit Committee (Mr. Nelson in 2012) receives an additional $20,000 stock retainer annually and the Chair of the Management Planning and Development Committee (Mr. Walter in 2012) receives an additional $15,000 stock retainer annually.

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Initial Stock Grant upon Joining Board. Non-employee directors also receive a one-time stock grant with a fair market value of $25,000 on the date of grant upon joining the Board, distribution of which is deferred until termination from the Board.

Stock Ownership Requirements. Similar to executive officers, directors are subject to share ownership requirements. The directors’ requirements provide that directors will not sell any of the Company’s common stock received as compensation for service on the Board until the director has ceased being a member of the Board for one year (sales are permitted to cover income taxes attributable to any stock retainer payment or exercise of a stock option or SAR).

Matching Gifts. To further YUM’s support for charities, non-employee directors are able to participate in the YUM! Brands, Inc. Matching Gifts Program on the same terms as YUM’s employees. Under this program, the YUM! Brands Foundation will match up to $10,000 a year in contributions by the director to a charitable institution approved by the YUM! Brands Foundation. At its discretion, the Foundation may match director contributions exceeding $10,000. For Mr. Holland, in recognition of his long term service on the Board, the Company made an additional matching contribution that exceeded $10,000.

Insurance. We also pay the premiums on directors’ and officers’ liability and business travel accident insurance policies. The annual cost of this coverage was approximately $2 million. This is not included in the tables above as it is not considered compensation to the directors.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes, as of December 31, 2012, the equity compensation plans under which we may issue shares of stock to our directors, officers and employees under the 1999 Long Term Incentive Plan (“1999 Plan”), the 1997 Long Term Incentive Plan (the “1997 Plan”), SharePower Plan and Restaurant General Manager Stock Option Plan (“RGM Plan”).

Plan Category	Number of Securities To be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	19,484,207	(1)	37.03	(2)	10,417,997	(3)
Equity compensation plans not approved by security holders(4)	628,915		37.94	(2)	7,609,509
TOTAL	20,113,122	(1)	37.07	(2)	18,027,506	(3)

(1)

Includes 5,516,637 shares issuable in respect of RSUs, performance units and deferred units.

(2)

Weighted average exercise price of outstanding options and SARs only.

(3)

Includes 5,208,998 shares available for issuance of awards of stock units, restricted stock, restricted stock units and performance share unit awards under the 1999 Plan.

(4)

Awards are made under the RGM Plan.

What are the key features of the 1999 Plan?

The 1999 Plan provides for the issuance of up to 70,600,000 shares of stock as non-qualified stock options, incentive stock options, SARs, restricted stock, restricted stock units, performance shares or performance units. Only our employees and directors are eligible to receive awards under the 1999 Plan. The purpose of the 1999 Plan is to motivate participants to achieve long range goals, attract and retain eligible employees, provide incentives competitive with other similar companies and align the interest of employees and directors with those of our shareholders. The 1999 Plan is administered by the Management Planning and Development Committee of the Board of Directors. The exercise price of a stock option grant or SAR under the 1999 Plan may not be less than the average market price of our stock on the date of grant for years prior to 2008 or the closing price of our stock on the date of the grant beginning in 2008, and no options or SARs may have a term of more than ten years. The options and SARs that are currently outstanding under the 1999 Plan generally vest over a one to four year period and expire ten years from the date of the grant. Our shareholders approved the 1999 Plan in May 1999, and the plan as amended in 2003 and again in 2008.

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What are the key features of the 1997 Plan?

The 1997 Plan provides for the issuance of up to 90,000,000 shares of stock. Effective January 1, 2002, only restricted shares could be issued under this plan. This plan is utilized with respect to payouts on shares from our deferral plans and was originally approved by PepsiCo, Inc. as the sole shareholder of the Company in 1997, prior to the spin-off of the Company from PepsiCo, Inc. on October 6, 1997.

What are the key features of the SharePower Plan?

The SharePower Plan provides for the issuance of up to 28,000,000 shares of stock. The SharePower Plan allows us to award non-qualified stock options, SARs, restricted stock and restricted stock units. Employees, other than executive officers, are eligible to receive awards under the SharePower Plan. The SharePower Plan is administered by the Management Planning and Development Committee of the Board of Directors. The exercise price of a stock option or SAR grant under the SharePower Plan may not be less than the closing price of our stock on the date of the grant and no option or SAR may have a term of more than ten years. The options that are currently outstanding under the SharePower Plan generally vest over a one to four year period beginning on the date of grant. The SharePower Plan was originally approved by PepsiCo, Inc. as the sole shareholder of the Company in 1997, prior to the spin-off of the Company from PepsiCo, Inc. on October 6, 1997.

What are the key features of the RGM Plan?

The RGM Plan provides for the issuance of up to 30,000,000 shares of common stock at a price equal to or greater than the closing price of our stock on the date of grant. The RGM Plan allows us to award non-qualified stock options, SARs, restricted stock and RSUs. Employees, other than executive officers, are eligible to receive awards under the RGM Plan. The purpose of the RGM Plan is (i) to give restaurant general managers (“RGMs”) the opportunity to become owners of stock, (ii) to align the interests of RGMs with those of YUM’s other shareholders, (iii) to emphasize that the RGM is YUM’s #1 leader, and (iv) to reward the performance of RGMs. In addition, the Plan provides incentives to Area Coaches, Franchise Business Leaders and other supervisory field operation positions that support RGMs and have profit and loss responsibilities within a defined region or area. While all non-executive officer employees are eligible to receive awards under the RGM plan, all awards granted have been to RGMs or their direct supervisors in the field. Grants to RGMs generally have four year vesting and expire after ten years. The RGM Plan is administered by the Management Planning and Development Committee of the Board of Directors, and the Management Planning and Development Committee has delegated its responsibilities to the Chief People Officer of the Company. The Board of Directors approved the RGM Plan on January 20, 1998.

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AUDIT COMMITTEE REPORT

Who serves on the Audit Committee of the Board of Directors?

The members of the Audit Committee are Mirian M. Graddick- Weir, J. David Grissom, Bonnie G. Hill, Jonathan S. Linen and Thomas C. Nelson, Chair.

The Board of Directors has determined that all of the members of the Audit Committee are independent within the meaning of applicable SEC regulations and the listing standards of the NYSE and that Mr. Nelson, the chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations. The Board has also determined that Mr. Nelson has accounting and related financial management expertise within the meaning of the listing standards of the NYSE and that each member is financially literate within the meaning of the NYSE listing standards.

What document governs the activities of the Audit Committee?

The Audit Committee operates under a written charter adopted by the Board of Directors. The Committee’s responsibilities are set forth in this charter, which was amended and restated effective November 16, 2012. The charter is reviewed by management at least annually, and any recommended changes are presented to the Audit Committee for review and approval. The charter is available on our website at www.yum.com/investors/governance/charters.asp.

What are the responsibilities of the Audit Committee?

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls and procedures and disclosure controls and procedures, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors. The Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors (who report directly to the Committee). The Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Committee, from the Company for such advice and assistance.

The Committee met 9 times during 2012. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings generally include private sessions with the Company’s independent auditors and with the Company’s internal auditors, in each case without the presence of the Company’s management, as well as executive sessions consisting of only Committee members. In addition to the scheduled meetings, senior management confers with the Committee or its Chair from time to time, as senior management deems advisable or appropriate, in connection with issues or concerns that arise throughout the year.

Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the U.S. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing the effectiveness of the Company’s internal control over financial reporting. The Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Committee has relied, without independent verification, on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the U.S. and that the Company’s internal control over financial reporting is effective. The Committee has also relied, without independent verification, on the opinion of the independent auditors included in their report regarding the Company’s financial statements and effectiveness of internal control over financial reporting.

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What matters have members of the Audit Committee discussed with management and the independent auditors?

As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent auditors all annual and quarterly financial statements prior to their issuance. During 2012, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the U.S., and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussions with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Committee has also discussed with KPMG LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter received from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Committee concerning independence. The Committee also considered whether non-audit services provided by the independent auditors are compatible with the independent auditors’ independence. The Committee also received regular updates, and written summaries as required by the PCAOB rules (for tax and other services), on the amount of fees and scope of audit, audit-related, tax and other services provided.

In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Committee also reviews and discusses legal and compliance matters with management, and, as necessary or advisable, the Company’s independent auditors.

Has the Audit Committee made a recommendation regarding the audited financial statements for fiscal 2012?

Based on the Committee’s discussions with management and the independent auditors and the Committee’s review of the representations of management and the report of the independent auditors to the Board of Directors, and subject to the limitations on the Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Committee recommended to the Board of Directors that it include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2012 for filing with the SEC.

Who prepared this report?

This report has been furnished by the members of the Audit Committee:

Thomas C. Nelson, Chair	Bonnie G. Hill
Mirian M. Graddick-Weir	Jonathan S. Linen
J. David Grissom

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ADDITIONAL INFORMATION

Who pays the expenses incurred in connection with the solicitation of proxies?

Expenses in connection with the solicitation of proxies will be paid by us. Proxies are being solicited principally by mail, by telephone and through the Internet. In addition, our directors, officers and regular employees, without additional compensation, may solicit proxies personally, by e-mail, telephone, fax or special letter. We will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of our shares.

How may I elect to receive shareholder materials electronically and discontinue my receipt of paper copies?

YUM shareholders with shares registered directly in their name who received shareholder materials in the mail may elect to receive future annual reports and proxy statements from us and to vote their shares through the Internet instead of receiving copies through the mail. We are offering this service to provide shareholders with added convenience, to reduce our environmental impact and to reduce Annual Report printing and mailing costs.

To take advantage of this option, shareholders must subscribe to one of the various commercial services that offer access to the Internet. Costs normally associated with electronic access, such as usage and telephone charges, will be borne by the shareholder.

To elect this option, go to www.amstock.com, click on Shareholder Account Access, log in and locate the option to receive Company mailing via e-mail. Shareholders who elect this option will be notified by mail how to access the proxy materials and how to vote their shares on the Internet or by phone.

If you consent to receive future proxy materials electronically, your consent will remain in effect unless it is withdrawn by writing our Transfer Agent, American Stock Transfer and Trust Company, LLC, 59 Maiden Lane, New York, NY 10038 or by logging onto our Transfer Agent’s website at www.amstock.com and following the applicable instructions. Also, while this consent is in effect, if you decide you would like to receive a hard copy of the proxy materials, you may call, write or e-mail American Stock Transfer and Trust Company, LLC.

I share an address with another shareholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The Company has adopted a procedure called “householding” which has been approved by the SEC. The Company and some brokers household proxy materials, delivering a single Notice and, if applicable, this proxy statement and Annual Report, to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders or they participate in electronic delivery of proxy materials. Shareholders who participate in householding will continue to access and receive separate proxy cards. This process will help reduce our printing and postage fees, as well as save natural resources. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to YUM! Brands, Inc., Investor Relations, 1441 Gardiner Lane, Louisville, KY 40213 or by calling Investor Relations at 1 (888) 298-6986 or by sending an e-mail to yum.investor@yum.com.

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May I propose actions for consideration at next year’s Annual Meeting of Shareholders or nominate individuals to serve as directors?

Under the rules of the SEC, if a shareholder wants us to include a proposal in our proxy statement and proxy card for presentation at our 2014 Annual Meeting of Shareholders, the proposal must be received by us at our principal executive offices at YUM! Brands, Inc., 1441 Gardiner Lane, Louisville, Kentucky 40213 by December 6, 2013. The proposal should be sent to the attention of the Corporate Secretary.

Under our bylaws, certain procedures are provided that a shareholder must follow to nominate persons for election as directors or to introduce an item of business at an Annual Meeting of Shareholders that is not included in our proxy statement. These procedures provide that nominations for director nominees and/or an item of business to be introduced at an Annual Meeting of Shareholders must be submitted in writing to our Corporate Secretary at our principal executive offices and you must include information set forth in our bylaws. We must receive the notice of your intention to introduce a nomination or to propose an item of business at our 2014 Annual Meeting no later than the date specified in our bylaws. If the 2014 Annual Meeting is not held within 30 days before or after the anniversary of the date of this year’s Annual Meeting, then the nomination or item of business must be received by the tenth day following the earlier of the date of mailing of the notice of the meeting or the public disclosure of the date of the meeting. Our Annual Meeting of Shareholders is generally held on the third Thursday of May. Assuming that our 2014 Annual Meeting is held on schedule, we must receive notice of your intention to introduce a nomination or other item of business at that meeting by February 14, 2014.

The Board is not aware of any matters that are expected to come before the 2013 Annual Meeting other than those referred to in this proxy statement. If any other matter should come before the Annual Meeting, the individuals named on the form of proxy intend to vote the proxies in accordance with their best judgment.

The chairman of the Annual Meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

Bylaw Provisions. You may contact YUM’s Corporate Secretary at the address mentioned above for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.

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Appendix A  YUM! Brands Inc. Long Term Incentive Plan

(As Amended Through the Fourth Amendment)

Section 1    General

1.1

Purpose. YUM! Brands, Inc. Long Term Incentive Plan (the “Plan”) has been established by YUM! Brands, Inc. (the “Company” or “YUM!”) to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) align the interests of Participants with those of the Company’s shareholders.

1.2

Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Individuals, those persons who will be granted one or more Awards under the Plan, and thereby become “Participants” in the Plan.

1.3

Operation, Administration, and Definitions. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 4 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 8 of the Plan).

Section 2    Options and Sars

2.1

Definitions.

(a)

The grant of an “Option” entitles the Participant to purchase shares of Stock at an Exercise Price and during a specified time established by the Committee. Any Option granted under this Section 2 may be either a non-qualified option (an “NQO”) or an incentive stock option (an “ISO”), as determined in the discretion of the Committee. An “NQO” is an Option that is not intended to be an “incentive stock option” as that term is described in section 422(b) of the Code. An “ISO” is an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in section 422(b) of the Code.

(b)

A stock appreciation right (a “SAR”) entitles the Participant to receive, in cash or Stock (as determined in accordance with subsection 2.5), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee.

2.2

Exercise Price. The “Exercise Price” of each Option and SAR granted under this Section 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted; except that the Exercise Price shall not be less than the closing price of a share of Stock on the date of grant as reported on the composite tape for securities listed on the New York Stock Exchange (or if no sales of stock were made on said exchange on such date, on the next preceding day on which sales were made on such exchange).

2.3

Exercise. An Option and a SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.

2.4

Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

(a)

Subject to the following provisions of this subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

(b)

The Exercise Price shall be payable in cash or by tendering, by either actual delivery of shares or by attestation, shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

(c)

The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

2.5

Settlement of Award. Settlement of Options and SARs is subject to subsection 4.7.

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2.6

Grants of Options and Sars. An Option may but need not be in tandem with a SAR, and a SAR may but need not be in tandem with an Option (in either case, regardless of whether the original award was granted under this Plan or another plan or arrangement). If an Option is in tandem with a SAR, the exercise price of both the Option and SAR shall be the same, and the exercise of the Option or SAR with respect to a share of Stock shall cancel the corresponding tandem SAR or Option right with respect to such share. If a SAR is in tandem with an Option but is granted after the grant of the Option, or if an Option is in tandem with a SAR but is granted after the grant of the SAR, the later granted tandem Award shall have the same exercise price as the earlier granted Award, but the exercise price for the later granted Award may be less than the Fair Market Value of the Stock at the time of such grant; provided, however, that an exercise price below the Fair Market Value at the time of such grant shall not be permitted in the case of a 409A Award if this would cause the award to be subject Code section 409A.

2.7

No Repricing, Cancellation, or Re-Grant of Options. Except for adjustments pursuant to subsection 4.2(f) (relating to adjustment of shares), the Exercise Price for any outstanding Option granted under the Plan may not be decreased after the date of grant nor may an outstanding Option granted under the Plan be surrendered to the Company as consideration in exchange for the grant of a new Option with a lower exercise price.

Section 3    Other Stock Awards

3.1

Definitions.

(a)

A “Stock Unit” Award is the grant of a right to receive shares of Stock in the future.

(b)

A “Performance Share” Award is a grant of a right to receive shares of Stock or Stock Units which is contingent on the achievement of performance or other objectives during a specified period.

(c)

A “Performance Unit” Award is a grant of a right to receive a designated dollar value amount of Stock which is contingent on the achievement of performance or other objectives during a specified period.

(d)

A “Restricted Stock” Award is a grant of shares of Stock, and a “Restricted Stock Unit” Award is the grant of a right to receive shares of Stock in the future, with such shares of Stock or right to future delivery of such shares of Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

3.2

Restrictions on Awards. Each Stock Unit Award, Restricted Stock Award, Restricted Stock Unit Award, Performance Share Award, and Performance Unit Award shall be subject to the following:

(a)

Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

(b)

If the right to become vested in a Restricted Stock Award, Restricted Stock Unit Award, Performance Share Award or Performance Unit Award is conditioned on the completion of a specified period of service with the Company or the Subsidiaries, without achievement of Performance Measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of other compensation, then the required period of service for full vesting of the Award shall be not less than three years (provided that the required period for full vesting shall, instead, not be less than two years in the case of annual incentive deferrals payable in restricted shares) (subject to acceleration of vesting, to the extent permitted by the Committee, in the event of the Participant’s death, disability, retirement, change in control or involuntary termination). Awards to Directors may vest immediately.

(c)

The Committee may designate whether any such Award being granted to any Participant is intended to be “performance-based compensation” as that term is used in section 162(m) of the Code. Any such Awards designated as intended to be “performance-based compensation” shall be conditioned on the achievement of one or more Performance Measures, to the extent required by Code section 162(m). The Performance Measures that may be used by the Committee for such Awards shall be based on any one or more of the following Company, Subsidiary, operating unit or division performance measures, as selected by the Committee: cash flow; earnings; earnings per share; market value added or economic value added; profits; return on assets; return on equity; return on investment; revenues; stock price; total shareholder return; customer satisfaction metrics; or restaurant unit development. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or shares outstanding, investments or to assets or net assets. For Awards under this Section 3 intended to be “performance-based compensation,” the grant of the Awards and the establishment of the Performance Measures shall be made during the period required under Code section 162(m).

(d)

To the extent an Award is a 409A Award (as defined in Section 8) and is subject to a substantial risk of forfeiture within the meaning of Code section 409A (or will be granted upon the satisfaction of a condition that constitutes such a substantial risk of forfeiture), any compensation due under the Award (or pursuant to a commitment to grant an Award) shall be provided in full not later than the 60th day following the date there is no longer such a substantial risk of forfeiture with respect to the Award, unless the Committee shall clearly and expressly provide otherwise with respect to the Award in the Award agreement.

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Section 4    Operation and Administration

4.1

Effective Date. The Plan shall be effective as of May 20, 1999 (the “Effective Date”). The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan on or after the ten-year anniversary of May 15, 2008, the date on which the Plan was amended by the Third Amendment.

4.2

The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:

(a)

The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares (to the extent permitted by law), including shares purchased in the open market or in private transactions.

(b)

Subject to the following provisions of this subsection 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 70,600,000 (which number includes all shares delivered under the Plan since its establishment in 1999, determined in accordance with the terms of the Plan); and for purposes of applying the limitations of this paragraph (b), each share of Stock delivered pursuant to Section 3 (relating to Other Stock Awards) shall be counted as covering two shares of Stock, and shall reduce the number of shares of Stock available for delivery under this paragraph (b) by two shares except, however, in the case of restricted shares or restricted units delivered pursuant to the settlement of earned annual incentives or base salary, each share of Stock shall be counted as covering one share of Stock and shall reduce the number of shares of Stock available for delivery by one share.

(c)

To the extent provided by the Committee, any Award may be settled in cash rather than Stock. To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(d)

If the exercise price of any stock option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(e)

Subject to paragraph 4.2(f), the following additional maximums are imposed under the Plan.

(i)

The maximum number of shares that may be covered by Awards granted to any one individual pursuant to Section 2 (relating to Options and SARs) shall be 9,000,000 shares during any five calendar-year period. If an Option is in tandem with a SAR, such that the exercise of the Option or SAR with respect to a share of Stock cancels the tandem SAR or Option right, respectively, with respect to such share, the tandem Option and SAR rights with respect to each share of Stock shall be counted as covering one share of Stock for purposes of applying the limitations of this paragraph (i).

(ii)

For Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards that are intended to be “performance-based compensation” (as that term is used for purposes of Code section 162(m)), no more than 3,000,000 shares of Stock may be subject to such Awards granted to any one individual during any five-calendar-year period (regardless of when such shares are deliverable). If, after shares have been earned, the delivery is deferred, any additional shares attributable to dividends during the deferred period shall be disregarded.

(iii)

The maximum number of shares of Stock that may be issued in conjunction with Awards granted pursuant to Section 3 (relating to Other Stock Awards) shall be 12,000,000 shares except that Stock Units or Restricted Shares granted with respect to the deferral of annual cash incentive awards under the Company’s deferral plan will not count towards this maximum.

(iv)

For Performance Unit Awards that are intended to be “performance-based compensation” (as that term is used for purposes of Code section 162(m)), no more than $10,000,000 may be subject to such Awards granted to any one individual during any one-calendar-year period (regardless of when such amounts are deliverable). If, after amounts have been earned with respect to Performance Unit Awards, the delivery of such amounts is deferred, any additional amounts attributable to earnings during the deferral period shall be disregarded.

(f)

If any change in corporate capitalization, such as a stock split, reverse stock split, or stock dividend; or any corporate transaction such as a reorganization, reclassification, merger or consolidation or separation, including a spin-off, of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company’s corporate structure, or any distribution to shareholders (other than a cash dividend that is not an extraordinary cash dividend) results in the outstanding shares of Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares or other securities of the Company, or for shares of stock or other securities of any other corporation (or new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding shares of Stock), or a material change in the market value of the outstanding shares of Stock as a result of the change, transaction or distribution, then equitable adjustments shall be made by the Committee, as it determines are necessary and appropriate, in:

(i)

the number and type of Shares (or other property) with respect to which Awards may be granted;

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(ii)

the number and type of Shares (or other property) subject to outstanding Awards;

(iii)

the grant or Exercise Price with respect to outstanding Awards; and

(iv)

the terms, conditions or restrictions of outstanding Awards and/or Award agreements;

provided, however, that all such adjustments made in respect of each ISO shall be accomplished so that such Option shall continue to be an incentive stock option within the meaning of Section 422 of the Code. However, in no event shall this paragraph (f) be construed to permit a modification (including a replacement) of an Option or SAR if such modification either: (i) would result in accelerated recognition of income or imposition of additional tax under Code section 409A; or (ii) would cause the Option or SAR subject to the modification (or cause a replacement Option or SAR) to be subject to Code section 409A, provided that the restriction of this clause (ii) shall not apply to any Option or SAR that, at the time it is granted or otherwise, is designated as being deferred compensation subject to Code section 409A.

4.3

General Restrictions. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)

Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

(b)

To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

4.4

Tax Restrictions.

(a)

All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, or through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan.

(b)

Subsections 4.5, 4.6 and 4.7 shall be subject to the following:

(i)

Subsection 4.5 shall not be construed to permit the grant of a replacement Option or SAR if such action would cause the Option or SAR being granted or the option or stock appreciation right being replaced to be subject to Code section 409A, provided that this paragraph (i) shall not apply to any Option or SAR (or option or stock appreciation right granted under another plan) being replaced that, at the time it is granted, is clearly and expressly designated as being deferred compensation subject to Code section 409A.

(ii)

Except with respect to an Option or SAR that, at the time it is granted, is clearly and expressly designated as being deferred compensation subject to Code section 409A, no Option or SAR shall condition the receipt of dividends (including dividend equivalents) with respect to an Option or SAR on the exercise of such Award, or otherwise provide for payment of such dividends in a manner that would cause the payment to be treated as an offset to or reduction of the exercise price of the Option or SAR (or an increase to the compensation payable under the Option or SAR) pursuant Treas. Reg. §1.409A-1(b)(5)(i)(E).

(iii)

Neither subsection 4.5, 4.6 nor 4.7 shall be construed to permit a modification of an Award, or to permit the payment of a dividend or dividend equivalent, if such actions would result in accelerated recognition of taxable income or imposition of additional tax under Code section 409A.

(iv)

Except for Options and SARs clearly and expressly designated at the time of grant as intended to be subject to Code section 409A, subsections 4.5, 4.6, and 4.7 shall not be construed to permit the deferred settlement of Options or SARs, if such settlement would result in deferral of compensation under Treas. Reg. §1.409A-1(b)(5)(i)(A)(3).

(c)

At all times, this Plan shall be interpreted and operated (i) with respect to 409A Awards (as defined in Section 8 below), in accordance with the requirements of Code section 409A, unless an exemption from Code section 409A is available and applicable, (ii) to maintain the exemptions from Code section 409A of Options, SARs and Restricted Stock, unless any such Award is expressly and clearly designated as deferred compensation at the time of its grant, and any Awards designed to meet the short-term deferral exception under Code section 409A, and (iii) to preserve the status of deferrals of compensation that were earned and vested prior to January 1, 2005 as exempt from Code section 409A, i.e., to preserve the grandfathered status of such deferrals. To the extent there is a conflict between the provisions of the Plan relating to compliance with Code section 409A and the provisions of any Award agreement issued under the Plan, the provisions of the Plan control. Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to an Award that is subject to Code section 409A to the extent such discretionary authority would conflict with Code section 409A. In addition, to the extent required to avoid a violation of the applicable rules under Code section 409A by reason of Code section 409A(a)(2)(B)(i), any payment under an Award shall be delayed until the earliest date of payment that will result in compliance with the rules of Code section 409A(a)(2)(B)(i) (regarding the required six-month delay for distributions to specified employees that are related to a separation from service). In the event that any Award shall be deemed not to comply with Code section 409A, then neither the Company, the Board of Directors, the Committee nor its or their designees or agents, nor any of their affiliates, assigns or successors (each a “protected party”) shall be liable to any Award recipient or other person for actions, inactions, decisions, indecisions or any other role in relation to the Plan by a protected party if made or undertaken in good faith or in reliance on the advice of counsel (who may be counsel for the Company), or made or undertaken by someone other than a protected party.

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4.5

Grant and Use of Awards. Subject to subsection 4.4: In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations. Notwithstanding the provisions of subsection 2.2, Options and SARs granted under the Plan in replacement for awards under plans and arrangements of the Company, Subsidiaries, or other companies that are assumed in business combinations may provide for exercise prices that are less than the Fair Market Value of the Stock at the time of the replacement grants, if the Committee determines that such exercise price is appropriate to preserve the economic benefit of the award and that it will not impair the exemption of the Options or SAR from Code section 409A (unless the Committee clearly and expressly foregoes such exemption at the time the Options or SARs are granted).

4.6

Dividends and Dividend Equivalents. Subject to subsection 4.4: An Award (including without limitation an Option or SAR Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock, as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

4.7

Settlement and Payments. Subject to subsection 4.4: Awards may be settled through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Stock equivalents. Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

4.8

Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

4.9

Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

4.10

Agreement with Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Participant signature is required.

4.11

Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more non-employee members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company, or by any employee of the Company or any Subsidiary who is delegated by the board of directors authority to take such action.

4.12

Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

4.13

Limitation of Implied Rights.

(a)

Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

YUM! BRANDS, INC. – 2013 Proxy Statement   A-5

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(b)

The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee or other individual the right to be retained in the employ of the Company or any Subsidiary or the right to continue to provide services to the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

4.14

Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 5    Change in Control

Subject to the provisions of paragraph 4.2(f) (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, the Committee may provide under the terms of any Award that upon the occurrence of a Change in Control:

(a)

All outstanding Options (regardless of whether in tandem with SARs) shall become fully exercisable.

(b)

All outstanding SARs (regardless of whether in tandem with Options) shall become fully exercisable.

(c)

All Stock Units, Restricted Stock, Restricted Stock Units, and Performance Shares (including any Award payable in Stock which is granted in conjunction with a Company deferral program) shall become fully vested.

Notwithstanding anything in this Plan or any Award agreement to the contrary, to the extent any provision of this Plan or an Award agreement would cause a payment of deferred compensation that is subject to Code section 409A to be made upon the occurrence of a Change in Control, then such payment shall not be made unless such Change in Control also constitutes a “change in ownership”, “change in effective control” or “change in ownership of a substantial portion of the Company’s assets” within the meaning of Code section 409A. Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Change in Control.

Section 6    Committee

6.1

Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 6. The Committee shall be selected by the Board, and shall consist solely of two or more non-employee members of the Board. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee. As of the date this Plan is adopted, the Committee shall mean the Compensation Committee of the Board of Directors.

6.2

Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

(a)

Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Individuals those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 7) to cancel or suspend Awards.

(b)

To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(c)

The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(d)

Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)

In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and by-laws of the Company, and applicable state corporate law.

6.3

Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Until action to the contrary is taken by the Board or the Committee, the Committee’s authority with respect to Awards and other matters concerning Participants below the Partners Council or Executive Officer level is delegated to the Chief Executive Officer or the Chief People Officer of the Company.

YUM! BRANDS, INC. – 2013 Proxy Statement   A-6

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6.4

Information to be Furnished to Committee. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee’s or Participant’s employment (or other provision of services), termination of employment (or cessation of the provision of services), leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

6.5

Misconduct. If the Committee determines that a present or former employee has (i) used for profit or disclosed to unauthorized persons, confidential or trade secrets of YUM!; (ii) breached any contract with or violated any fiduciary obligation to YUM!; or (iii) engaged in any conduct which the Committee determines is injurious to the Company, the Committee may cause that employee to forfeit his or her outstanding awards under the Plan, provided, however, that during the pendency of a Potential Change in Control and as of and following the occurrence a Change in Control, no outstanding awards under the Plan shall be subject to forfeiture pursuant to this Section 6.5.

A “Potential Change in Control” shall exist during any period in which the circumstances described in items (i), (ii), (iii) or (iv), below, exist (provided, however, that a Potential Change in Control shall cease to exist not later than the occurrence of a Change in Control):

(i)

The Company or any successor or assign thereof enters into an agreement, the consummation of which would result in the occurrence of a Change in Control; provided that a Potential Change in Control described in this item (i) shall cease to exist upon the expiration or other termination of all such agreements.

(ii)

Any Person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control; provided that a Potential Change in Control described in this item (ii) shall cease to exist upon the withdrawal of such intention, or upon a reasonable determination by the Board that there is no reasonable chance that such actions would be consummated.

(iii)

Any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 15% or more of the combined voting power of the Company’s then outstanding securities (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or any of its affiliates). However, a Potential Change in Control shall not be deemed to exist by reason of ownership of securities of the Company by any person, to the extent that such securities of the Company are acquired pursuant to a reorganization, recapitalization, spin-off or other similar transactions (including a series of prearranged related transactions) to the extent that immediately after such transaction or transactions, such securities are directly or indirectly owned in substantially the same proportions as the proportions of ownership of the Company’s securities immediately prior to the transaction or transactions.

(iv)

The Board adopts a resolution to the effect that, for purposes of this Plan, a potential change in control exists; provided that a Potential Change in Control described in this item (iv) shall cease to exist upon a reasonable determination by the Board that the reasons that give rise to the resolution providing for the existence of a Potential Change in Control have expired or no longer exist.

Section 7    Amendment and Termination

The Board may, at any time, amend or terminate the Plan, provided that (i) no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; (ii) no amendments may increase the limitations on the number of shares set forth in subsections 4.2(b) and 4.2(e) or decrease the minimum Option or SAR Exercise Price set forth in subsection 2.2 unless any such amendment is approved by the Company’s shareholders; (iii) the provisions of subsection 2.6 (relating to Option repricing) may not be amended, unless any such amendment is approved by the Company’s shareholders; (iv) no amendment may expand the definition of Eligible Individual in subsection 8(e), unless any such amendment is approved by the Company’s shareholders; (v) no amendment may decrease the minimum restriction or performance period set forth in subsection 3.2(b), unless any such amendment is approved by the Company’s shareholders; (vi) adjustments pursuant to subsection 4.2(f) shall not be subject to the foregoing limitations of this Section 7; and (vii) no amendment or termination shall be adopted or effective if it would result in accelerated recognition of income or imposition of additional tax under Code section 409A or, except as otherwise provided in the amendment, would cause amounts that were not otherwise subject to Code section 409A to become subject to Code section 409A.

YUM! BRANDS, INC. – 2013 Proxy Statement   A-7

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Section 8    Defined Terms

In addition to the other definitions contained herein, the following definitions shall apply:

(a)

409A Award. The term “409A Award” shall mean each Plan Award that was not both earned and vested as of December 31, 2004, and all other Plan Awards that were materially modified after October 3, 2004, determined in each case within the meaning of Code section 409A.

(b)

Award. The term “Award” shall mean any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Unit Awards, and Performance Share Awards.

(c)

Board. The term “Board” shall mean the Board of Directors of the Company.

(d)

Change in Control. Except as otherwise provided by the Committee, a “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(i)

any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 20% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (I) of paragraph (iii) below; or

(ii)

the following individuals’ cease for any reason to constitute a majority of the number of directors then serving; individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company), whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)

there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation, other than (I) a merger or consolidation immediately following which those individuals who immediately prior to the consummation of such merger or consolidation, constituted the Board, constitute a majority of the board of directors of the Company or the surviving or resulting entity or any parent thereof, or (II) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 20% or more of the combined voting power of the Company’s then outstanding securities.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

“Affiliate” shall have the meaning set forth in Rule 12b-2 under Section 12 of the Exchange Act.

“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act, except that a Person shall not be deemed to be the Beneficial Owner of any securities which are properly filed on a Form 13-G.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) YUM! or any of its Affiliates; (ii) a trustee or other fiduciary holding securities under an employee benefit plan of YUM! or any of its subsidiaries; (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or (iv) a corporation owned, directly or indirectly, by the stockholders of YUM! in substantially the same proportions as their ownership of stock of YUM!.

(e)

Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

(f)

Eligible Individual. For purposes of the Plan, the term “Eligible Individual” shall mean any employee of the Company or a Subsidiary, and any director of the Company. An Award may be granted to an employee, in connection with hiring, retention or otherwise, prior to the date the employee first performs services for the Company or the Subsidiaries, provided that such Awards shall not become vested prior to the date the employee first performs such services.

(g)

Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock as of any date, Fair Market Value shall mean the average between the lowest and highest reported sale prices of the Stock on that date on the principal exchange on which the Stock is then listed or admitted to trading. If the day is not a business day, the Fair Market Value of the Stock shall be determined as of the last preceding business day.

(h)

Subsidiaries. The term “Subsidiary” means any corporation, partnership, joint venture or other entity during any period in which at least a fifty percent voting or profits interest is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company), and any other business venture designated by the Committee in which the Company (or any entity that is a successor to the Company) has a significant interest, as determined in the discretion of the Committee; provided, however, that except for options and SARs designated as intended to be subject to Code section 409A, options and SARs shall not be granted to employees or directors of Subsidiaries unless the ownership of the Subsidiary satisfies Treas. Reg. §1.409A-1(b)(5)(iii).

(i)

Stock. The term “Stock” shall mean shares of common stock of the Company.

YUM! BRANDS, INC. – 2013 Proxy Statement   A-8

*** Exercise Your *Right* to Vote ***

YUM! BRANDS, INC.

YUM! BRANDS, INC.
1441 GARDINER LANE
LOUISVILLE, KY 40213

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 18, 2013
Date: May 15, 2013 **Time:** 9:00 a.m. EDT
Location: Yum! Conference Center
1900 Colonel Sanders Lane,
Louisville, Kentucky 40213

You are receiving this Notice because you hold shares in Yum! Brands, Inc. (NYSE: YUM), the world's largest restaurant company and parent of KFC, Pizza Hut and Taco Bell, Restaurants. This year we are making our proxy materials available on the Internet to expedite your receipt of these materials, while also lowering costs and reducing our environmental impact.

This Notice is only intended to be an overview and we encourage you to access the complete information online or by requesting a paper copy (see reverse side for details).

Please note that this is not a ballot and you cannot use this Notice to vote these shares.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M55770-P34772

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 1, 2013 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you plan to attend the meeting, please bring this Notice or a current broker statement showing YUM Shareownership, and a valid picture ID. At the Meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M55771-P34772

Voting Items

The Board of Directors recommends a vote FOR items <u>1, 2, 3 and 4</u> and AGAINST item <u>5</u>.

1. Election of Directors

Nominees:

1a. Michael J. Cavanagh

1b. David W. Dorman

1c. Massimo Ferragamo

1d. Mirian M. Graddick-Weir

1e. J. David Grissom

1f. Bonnie G. Hill

1g. Jonathan S. Linen

1h. Thomas C. Nelson

1i. David C. Novak

1j. Thomas M. Ryan

1k. Jing-Shyh S. Su

1l. Robert D. Walter

2. Ratification of Independent Auditors.

3. Advisory Vote to Approve Executive Compensation.

5. Shareholder Proposal Regarding Packaging Recycling.

M55772-P34772

YUM! BRANDS, INC.
ANNUAL MEETING FOR HOLDERS AS OF 3/18/13
TO BE HELD ON 5/15/13

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cutoff date.

To vote by Internet

1) Go to website www.proxyvote.com.
2) Follow the instructions provided on the website.

To vote by Telephone

1) Call 1-800-454-8683.
2) Follow the instructions.

To vote by Mail

1) Check the appropriate boxes on the voting instruction form below.
2) Sign and date the voting instruction form.
3) Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M55801-P34702

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following materials are available at www.proxyvote.com:
Notice, Proxy Statement and Annual Report

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Michael J. Cavanagh	☐	☐	☐
1b. David W. Dorman	☐	☐	☐
1c. Massimo Ferragamo	☐	☐	☐
1d. Mirian M. Graddick-Weir	☐	☐	☐
1e. J. David Grissom	☐	☐	☐
1f. Bonnie G. Hill	☐	☐	☐
1g. Jonathan S. Linen	☐	☐	☐
1h. Thomas C. Nelson	☐	☐	☐
1i. David C. Novak	☐	☐	☐
1j. Thomas M. Ryan	☐	☐	☐
1k. Jing-Shyh S. Su	☐	☐	☐
1l. Robert D. Walter	☐	☐	☐

PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON ☐

	For	**Against**	**Abstain**
2. Ratification of Independent Auditors.	☐	☐	☐
3. Advisory Vote to Approve Executive Compensation.	☐	☐	☐
4. Re-approval of Performance Measures of Yum! Brands, Inc. Long Term Incentive Plan.	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposal:

	For	**Against**	**Abstain**
5. Shareholder Proposal Regarding Packaging Recycling.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX] Date

YUM! BRANDS, INC.
1441 GARDINER LANE
LOUISVILLE, KY 40213

ADMISSION TICKET
Your Vote is important. Please vote immediately.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, Yum! Brands, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you are voting by Internet or telephone please DO NOT mail your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M55760-P34772 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

YUM! BRANDS, INC.

The Board of Directors recommends a vote FOR items 1, 2, 3 and 4 and AGAINST item 5.

1. Election of Directors

Nominees:

	For	Against	Abstain
1a. Michael J. Cavanagh	☐	☐	☐
1b. David W. Dorman	☐	☐	☐
1c. Massimo Ferragamo	☐	☐	☐
1d. Mirian M. Graddick-Weir	☐	☐	☐
1e. J. David Grissom	☐	☐	☐
1f. Bonnie G. Hill	☐	☐	☐
1g. Jonathan S. Linen	☐	☐	☐
1h. Thomas C. Nelson	☐	☐	☐
1i. David C. Novak	☐	☐	☐
1j. Thomas M. Ryan	☐	☐	☐
1k. Jing-Shyh S. Su	☐	☐	☐
1l. Robert D. Walter	☐	☐	☐
2. Ratification of Independent Auditors.	☐	☐	☐
3. Advisory Vote to Approve Executive Compensation.	☐	☐	☐
4. Re-approval of Performance Measures of Yum! Brands, Inc. Long Term Incentive Plan.	☐	☐	☐
5. Shareholder Proposal Regarding Packaging Recycling.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

NOTE: Please sign exactly as the name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

YUM! BRANDS, INC.
ANNUAL MEETING

May 15, 2013
9:00 AM
YUM! Brands, Inc.
Yum! Conference Center
1900 Colonel Sanders Lane
Louisville, Kentucky 40213

ADMISSION TICKET

YUM! BRANDS, INC. 2013 ANNUAL SHAREHOLDERS MEETING WILL BE HELD AT 9:00 A.M. (EASTERN DAYLIGHT SAVING TIME) ON WEDNESDAY, MAY 15, 2013, AT THE YUM! CONFERENCE CENTER AT 1900 COLONEL SANDERS LANE IN LOUISVILLE, KENTUCKY. If you plan to attend the Annual Shareholders Meeting, please tear off and keep the upper portion of this form as your ticket for admission to the meeting. YOUR VOTE IS IMPORTANT. The proxy voting instruction card on the reverse side covers the voting of all shares of Common Stock of YUM! Brands, Inc., which you are entitled to vote or to direct the voting of, including those shares in the YUM! Brands 401(k) Plan.

If you plan to vote by mail, please date and sign the proxy card and return it promptly in the enclosed business reply envelope. If you plan to vote by mail and do not sign and return a proxy, the shares cannot be voted. You may also vote by Internet or phone as described on the reverse side or by attending the Annual Meeting.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com

(PLEASE DETACH PROXY CARD AT PERFORATION)

M55761-P34772

YUM! BRANDS, INC.

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Christian L. Campbell, John P. Daly and Scott A. Catlett, and each of them, as Proxies with full power of substitution, to vote, as designated on the reverse side, for director substitutes if any nominee becomes unavailable, and in their discretion, on matters properly brought before the Meeting and on matters incident to the conduct of the Meeting, all of the shares of common stock of YUM! Brands, Inc. which the undersigned has power to vote at the Annual Meeting of Shareholders to be held on May 15, 2013 or any adjournment thereof.

NOMINEES FOR DIRECTOR:

Michael J. Cavanagh, David W. Dorman, Massimo Ferragamo, Mirian M. Graddick-Weir, J. David Grissom, Bonnie G. Hill, Jonathan S. Linen, Thomas C. Nelson, David C. Novak, Thomas M. Ryan, Jing-Shyh S. Su, and Robert D. Walter.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 and 4 and AGAINST ITEM 5.

This Proxy, when properly executed, will be voted as directed; if no direction is indicated, it will be voted as follows:

FOR the Election of All Nominees for Director
FOR the Ratification of Independent Auditors
FOR Advisory Vote to Approve Executive Compensation
FOR Re-approval of Performance Measures of Yum! Brands, Inc. Long Term Incentive Plan
AGAINST Shareholder Proposal Regarding Packaging Recycling

This card also provides voting instructions to the Administrator or Trustee for shares beneficially owned under the YUM! Brands 401(k) Plan.

Address Changes/Comments: ____

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(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(*CONTINUED* and To Be Signed and Dated on *REVERSE SIDE*)

SEE REVERSE SIDE